As filed with the U.S. Securities and
Exchange Commission on July 23, 2015
Registration Nos. 33-4382 & 811-4626

SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933	[ X ]

Pre-Effective Amendment No.	[ ]

Post-Effective Amendment No. 46	[ X ]

REGISTRATION STATEMENT UNDER THE INVESTMENT COMPANY ACT OF 1940	[ X ]

Amendment No. 47	[ X ]

THE CASCADES TRUST
(Exact Name of Registrant as Specified in Charter)

120 West 45th Street, Suite 3600
New York, New York 10036
(Address of Principal Executive Offices)

(212) 697-6666
(Registrant's Telephone Number)

(212) 697-6666
(Registrant's Telephone Number)
Diana P. Herrmann
Aquila Investment Management LLC
120 West 45th Street, Suite 3600
New York, New York 10036
(Name and Address of Agent for Service)

Copy to:

Roger P. Joseph, Esq.
Bingham McCutchen LLP
One Federal Street
Boston, Massachusetts 02110

It is proposed that this filing will become effective (check appropriate box):

[ ]	immediately upon filing pursuant to paragraph (b)
[ X ]	on July 24, 2015 pursuant to paragraph (b)
[ ]	60 days after filing pursuant to paragraph (a)(1)
[ ]	on (date) pursuant to paragraph (a)(1)
[ ]	75 days after filing pursuant to paragraph (a)(2)
[ ]	on (date) pursuant to paragraph (a)(2) of Rule 485.
[ ]	This post-effective amendment designates a new effective date for a previous post-effective amendment.

[AQUILA GROUP OF FUNDS LOGO]

PROSPECTUS
JULY 24, 2015

[Logo
Aquila Tax-Free
Trust of Oregon]

	CLASS A SHARES	CLASS C SHARES	CLASS I SHARES	CLASS Y SHARES
	TICKER SYMBOL SYMBOL	TICKER SYMBOL	TICKER SYMBOL	TICKER SYMBOL
Aquila Tax-Free Trust of Oregon	ORTFX	ORTCX	ORTIX	ORTYX

The address and telephone number of the Trust is: 120 West 45th Street, Suite 3600 New York, NY 10036 1-800-437-1020 www.aquilafunds.com	To make shareholder account inquiries, call the Trust's Shareholder Servicing Agent at: 800-437-1000 or you can write to BNY Mellon 4400 Computer Drive Westborough, MA 01581
The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS

Trust Summary	1

Investment Objective	1

Fees and Expenses of the Trust	1

Principal Investment Strategies	2

Principal Risks	2

Trust Performance	5

Management	6

Purchase and Sale of Trust Shares	6

Tax Information	6

Payments to Broker-Dealers and Other Financial Intermediaries	6

Additional Information About the Trust’s Principal Investment Strategies and Principal Risks	6

Trust Management	14

Net Asset Value per Share	15

Purchases	16

Redeeming an Investment	18

Alternative Purchase Plans	22

Dividends and Distributions	29

Tax Information	30

Financial Highlights	33

TRUST SUMMARY
Investment Objective

The Trust’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Fees and Expenses of the Trust

This table describes the fees and expenses that you may pay if you buy and hold shares of the Trust. You may qualify for sales charge discounts if you and your immediate family invest, or agree to invest in the future, at least $25,000 in the Trust or in other funds in the Aquila Group of Funds. More information about these and other discounts is available from your financial advisor and in "Alternative Purchase Plans” on page 22 of the Trust's Prospectus, "What are the sales charges for purchases of Class A Shares” on page 23 of the Prospectus, "Reduced Sales Charges for Certain Purchases of Class A Shares” on page 26 of the Prospectus, and “Purchase, Redemption, and Pricing of Shares” on page 38 of the Statement of Additional Information (the “SAI”).  No Class I Shares are currently outstanding.

	Class A Shares	Class C Shares	Class I Shares	Class Y Shares
Shareholder Fees (fees paid directly from your investment)
Maximum Sales Charge (Load) Imposed on Purchases (as a percentage of offering price)	4.00%	None	None	None
Maximum Deferred Sales Charge (Load) (as a percentage of the lesser of redemption value or purchase price)	None(1)	1.00%	None	None
Annual Trust Operating Expenses (Expenses that you pay each year as a percentage of your investment)
Management Fee(2)	0.40%	0.40%	0.40%	0.40%
Distribution (12b-1) Fee	0.15%	0.75%	0.15%	None
Other Expenses	0.19%	0.44%	0.39%(3)	0.19%
Total Annual Trust Operating Expenses	0.74%	1.59%	0.94%	0.59%

(1)
Purchases of $1 million or more have no sales charge but a contingent deferred sales charge of up to 1% for redemptions within two years of purchase and up to 0.50 of 1% for redemptions during the  third and fourth years after purchase.

(2)
The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual rate is equivalent to 0.40 of 1% of net assets of the Trust up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2016.  The Manager may not terminate the arrangement without the approval of the Board of Trustees.

 (3)           Other Expenses of Class I Shares are based on estimated amounts for the current fiscal year.

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Example

This Example is intended to help you compare the cost of investing in the Trust with the cost of investing in other mutual funds.

The Example assumes that you invest $10,000 in the Trust for the time periods indicated and then redeem all of your shares at the end of those periods.  The Example also assumes that your investment has a 5% return each year and that the Trust’s operating expenses remain the same. Six years after the date of purchase, Class C Shares automatically convert to Class A Shares. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$473	$627	$795	$1,282
Class C Shares	$262	$502	$866	$1,451
Class I Shares	$96	$300	$520	$1,155
Class Y Shares	$60	$189	$329	$738

You would pay the following expenses if you did not redeem your Class C Shares:

Class C Shares	$162	$502	$866	$1,451

Portfolio Turnover

The Trust pays transaction costs, such as commissions, when it buys and sells securities (or "turns over" its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Trust shares are held in a taxable account. These costs, which are not reflected in annual Trust operating expenses or in the example, affect the Trust's performance. During the fiscal year ended March 31, 2015, the Trust's portfolio turnover rate was 5% of the average value of its portfolio.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  In general, almost all of these obligations are issued by the State of Oregon, its counties and various other local authorities. We call these “Oregon Obligations.” These securities may include participation or other interests in municipal securities and variable rate demand notes.  Some Oregon Obligations, such as general obligation issues, are backed by the issuer’s taxing authority, while other Oregon Obligations, such as revenue bonds, are backed only by revenues from certain facilities or other sources and not by the issuer itself.  These obligations can be of any maturity, but the Trust’s average portfolio maturity has traditionally been between 6 and 16 years.

At the time of purchase, the Trust’s Oregon Obligations must be of investment grade quality. This means that they must either

*	be rated within the four highest credit ratings assigned by nationally recognized statistical rating organizations or,

*	if unrated, be determined to be of comparable quality by the Sub-Adviser.

The Sub-Adviser selects obligations for the Trust’s portfolio to best achieve the Trust’s objective by considering various characteristics including quality, maturity and coupon rate.

Principal Risks

Market Risk. The market prices of the Trust’s securities may go up or down, sometimes rapidly or unpredictably, due to general market conditions,

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such as real or perceived adverse economic or political conditions, inflation, changes in interest rates, lack of liquidity in the bond markets or adverse investor sentiment. When market prices fall, the value of your investment will likely go down.  The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks, have taken steps to support financial markets, including by keeping interest rates at historically low levels.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that such efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.

Interest Rate Risk.  The value of your investment will generally go down when interest rates rise. A rise in rates tends to have a greater impact on the prices of longer term or longer duration securities.  Interest rates in the U.S. have been historically low, so the Trust faces a heightened risk that interest rates may rise.

Credit Risk. If an issuer or obligor of a security held by the Trust or a counterparty to a financial contract with the Trust defaults or is downgraded, or is perceived to be less creditworthy, or if the value of the assets underlying a security declines, the value of your investment will typically decline.  Securities in the lowest category of investment grade (i.e., BBB/Baa) may be considered to have speculative characteristics.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations. The Trust may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers.  Municipal issuers may be adversely affected by rising health care costs, increasing unfunded pension liabilities, and by the phasing out of federal programs providing financial support.  Continued economic recovery in Oregon will be affected by, among other factors, employment growth and the strength and durability of the housing market, as well as by uncertainty related to Federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.  Oregon’s debt levels are high in relation to its economic base.  The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes.  The Oregon Public Employees Retirement System (“PERS”) Board recently approved employer contribution rate increases for the 2015-17 biennium, potentially impacting the repayment ability of PERS employers across the State, including most Oregon municipal bond issuers. Rates were increased to reduce unfunded pension liabilities.  Unfavorable conditions and developments relating to projects financed with municipal securities can result in lower revenues to issuers of municipal securities, potentially resulting in defaults.  Issuers often depend on revenues from these projects to make principal and interest payments.  The value of municipal securities also can be adversely affected by changes in the financial condition of one or more individual municipal issuers or insurers of municipal issuers, regulatory and political developments, tax law changes or other legislative actions, and by uncertainties and public perceptions concerning these and other factors.  In recent periods an increasing number of municipal

3 / Aquila Tax-Free Trust of Oregon

issuers in the United States have defaulted on obligations, been downgraded or commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Tax Risk. The income on the Trust’s Oregon Obligations and other municipal obligations could become subject to Federal and/or state income taxes due to noncompliant conduct by issuers, unfavorable legislation or litigation or adverse interpretations by regulatory authorities.

Liquidity Risk. Some assets held by the Trust may be impossible or difficult to purchase or sell, or illiquid, particularly during times of market turmoil. These illiquid assets may also be difficult to value. If the Trust is forced to sell an illiquid security to meet redemption requests or other cash needs, the Trust may be forced to sell the security at a loss.

Prepayment or Call Risk. Many issuers have a right to prepay their securities. If interest rates fall, an issuer may exercise this right. If this happens, the Trust will not benefit from the rise in market price that normally accompanies a decline in interest rates, and will be forced to reinvest prepayment proceeds at a time when yields on securities available in the market are lower than the yield on the prepaid security. The Trust may also lose any premium it paid on the security.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk.  The sales price the Trust could receive for any particular portfolio investment may differ from the Trust’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair value methodology.  Investors who purchase or redeem Trust shares on days when the Trust is holding fair-valued securities may receive fewer or more shares or lower or higher redemption proceeds than they would have received if the Trust had not fair-valued the security or had used a different valuation methodology.

The Trust is classified as a “non-diversified” investment company under the Investment Company Act of 1940 (the “1940 Act”). Thus, compared with “diversified” funds, it may invest a greater percentage of its assets in obligations of a small number of issuers. In general, the more the Trust invests in the securities of specific issuers or issues of a similar project type, the more the Trust is exposed to risks associated with investments in those issuers or types of projects.  Also, the Trust may be more volatile than a more geographically diverse fund.

Loss of money is a risk of investing in the Trust.

These risks are discussed in more detail later in the Prospectus or in the SAI.

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Trust Performance

The following bar chart and table provide some indication of the risks of investing in the Trust by showing changes in the Trust’s performance from year to year and by showing how the Trust’s average annual total returns for the designated periods compare with those of a broad measure of market performance. The Trust's past performance (before and after taxes) is not necessarily an indication of how the Trust will perform in the future. Updated performance information is available at www.aquilafunds.com or by calling 800-437-1020 (toll-free).

ANNUAL TOTAL RETURNS - as of December 31
Class Y Shares - 2005 - 2014

15%

                                             11.10%
                                              XXXX          10.00%
10%                                           XXXX           XXX
                                              XXXX           XXX
                                              XXXX           XXX
                                              XXXX           XXX                     7.14%
                                              XXXX           XXX                     XXXX
5%                                            XXXX           XXXX    5.94            XXXX
                         3.78%                XXXX           XXXX    XXX             XXXX
                  2.77   XXXX   2.99          XXXX           XXXX    XXX             XXXX
                  XXXX   XXXX   XXXX          XXXX   1.33    XXXX    XXX             XXXX
                  XXXX   XXXX   XXXX          XXXX   XXXX    XXXX    XXX             XXXX
0                 XXXX   XXXX   XXXX          XXXX   XXXX    XXXX    XXX             XXXX
                                       XXXX                                  XXX
                                      -1.03                                  XXX
                                                                            -2.33
-5%

-10%

                  2005   2006   2007   2008   2009   2010    2011    2012    2013    2014
Calendar Years

During the 10-year period shown in the bar chart, the highest return for a quarter was 5.51% (quarter ended September 30, 2009) and the lowest return for a quarter was -3.17% (quarter ended September 30, 2008).

The year-to-date (from January 1, 2015 to June 30, 2015) total return for Class Y Shares was 0.69%.

                       Average Annual Total Returns for
                       the Periods Ended December 31, 2014

	1 Year	5 Years	10 Years
Class Returns Before Taxes:
Class A	2.71%	3.32%	3.50%
Class C	5.06%	3.29%	3.05%
Class Y	7.14%	4.32%	4.08%
Class Y Returns After Taxes:
On Distributions	7.14%	4.30%	4.07%
On Distributions and Redemption	5.48%	4.15%	4.01%
Barclays Capital Quality Intermediate Municipal Bond Index (This index of municipal bonds of issuers throughout the U.S. is unmanaged and does not reflect deductions for fund operating expenses, taxes or sales charges.)	5.12%	4.04%	4.23%

After-tax returns are calculated using the highest individual Federal marginal income and capital gains tax rates in effect at the time of each distribution and redemption, but do not reflect state and local taxes.  Actual after-tax returns will depend on your specific situation and may differ from those shown.  The after-tax returns shown are not relevant to investors who hold Trust shares through tax-deferred arrangements such as 401(k) plans or individual retirement accounts. The total returns reflect reinvestment of dividends and distributions.  After-tax returns are shown only for Class Y Shares.  After-tax returns for other classes of shares will vary.

5 / Aquila Tax-Free Trust of Oregon

Management

Investment Adviser - Aquila Investment Management LLC (the “Manager”)

Sub-Adviser - Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”)

Portfolio Manager -- Mr. Christopher Johns has served as the Trust’s portfolio manager since 2011.  Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992.

Purchase and Sale of Trust Shares

You may purchase, redeem or exchange shares of the Trust on any day the New York Stock Exchange is open for business. You may purchase, redeem or exchange Class A Shares or Class C Shares either through a financial advisor or directly from the Trust. The minimum initial purchase amount for Class A and Class C Shares is $1,000, or $50 if an automatic investment program is established. There is no minimum for subsequent investments. Class I Shares and Class Y Shares may be purchased, redeemed or exchanged only through a financial intermediary, which may impose separate investment minimums.

Tax Information

The Trust intends to distribute income that is exempt from regular Federal income tax and Oregon state personal income tax. Portions of the Trust's distributions may be subject to such taxes and/or to the Federal alternative minimum tax.

Payments to Broker-Dealers and Other Financial Intermediaries

If you purchase shares of the Trust through a broker-dealer or other financial intermediary (such as a bank or financial advisor), the Trust and Aquila Distributors, Inc. (the “Distributor”) or the Manager may pay the intermediary for the sale of Trust shares and related shareholder servicing activities. These payments may create a conflict of interest by influencing the broker-dealer or other financial intermediary to recommend the Trust over another investment. Ask your financial advisor or visit your financial intermediary’s website for more information.

Additional Information About the Trust’s Principal Investment Strategies and Principal Risks

Is the Trust right for me?

The Trust is designed to be a suitable investment for individuals, corporations, institutions and fiduciaries who seek income exempt from regular Federal income tax and Oregon state personal income tax.  An investment in shares of the Trust may not be suitable for you if you are investing through an IRA, 401(k) plan or other tax-deferred account.

Additional Information About the Trust’s Principal Investment Strategies

Oregon Obligations

The Trust invests primarily in Oregon Obligations, which are a type of municipal obligation. Oregon Obligations are obligations of the State of Oregon and its political subdivisions, agencies and public authorities and of certain other governmental issuers, such as Guam, the Northern Mariana Islands, Puerto Rico and the Virgin Islands, of any maturity, the interest on which is exempt, in the opinion of bond counsel or other appropriate counsel, from regular Federal income tax and Oregon personal income tax.  The Trust purchases the obligations of governmental issuers other than Oregon governmental issuers only when obligations of the State of Oregon and its political subdivisions, agencies and public authorities with the appropriate characteristics of quality, maturity and coupon rate are unavailable.

Under normal circumstances, at least 80% of the Trust’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular

6 / Aquila Tax-Free Trust of Oregon

Federal income taxes,  the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.  This 80% policy may not be changed without shareholder approval.  Except for this policy, the Trust’s investment strategies may be changed without shareholder approval.

Municipal Obligations

Municipal obligations are issued by or on behalf of states, territories and possessions of the United States and their political subdivisions, agencies and instrumentalities to obtain funds for public purposes.  They include:

*           municipal notes and bonds,
*           full faith and credit obligations,
*           tax, revenue or bond anticipation notes,
*           construction loan notes,
*           project notes, which sometimes carry a U.S. government guarantee,
*           municipal lease/purchase agreements,
*           participation interest in a municipal or other security, and
*           floating and variable rate demand notes.

There are two principal classifications of municipal bonds:  general obligation bonds and revenue bonds.  General obligation bonds are backed by the full faith and credit of the issuing entity. Revenue bonds are typically used to fund public works projects that are expected to produce income sufficient to make the payments on the bonds, since they are not backed by the full taxing power of the municipality. The various public purposes for which municipal obligations are issued include:

*           obtaining funds for general operating expenses,
*           refunding outstanding obligations,
*           obtaining funds for loans to other public institutions and facilities, and
*           funding capital construction, such as the construction of highways, bridges, schools, hospitals, housing, mass transportation, streets and water and wastewater systems.

Tax and revenue anticipation notes are generally issued in order to finance short-term cash needs or, occasionally, to finance construction. Tax and revenue anticipation notes are expected to be repaid from taxes or designated revenues in the related period, and they may or may not be general obligations of the issuing entity. Bond anticipation notes are issued with the expectation that their principal and interest will be paid out of proceeds from renewal notes or bonds and may be issued to finance such items as land acquisition, facility acquisition and/or construction and capital improvement projects.  Municipal lease obligations are undivided interests issued by a state or municipality in a lease or installment purchase contract which generally relates to equipment or facilities. In some cases payments under municipal leases do not have to be made unless money is specifically approved for that purpose by an appropriate legislative body.

Although municipal obligations are issued by qualifying issuers, payments of principal and interest on municipal securities may be derived solely from revenues from certain facilities, mortgages or private industries, and may not be backed by the issuers themselves. These securities include participation or other interests in municipal securities issued or backed by banks, insurance companies and other financial institutions.  In a participation interest, a bank or other financial institution sells undivided interests in a municipal or other security it owns. Participation interests may be supported by a bank letter of credit or guarantee.  The interest rate generally is adjusted periodically, and the holder can sell the interests back to the issuer after a specified notice period.

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Variable and Floating Rate Securities

Variable rate demand instruments require the issuer or a third party, such as a bank, insurer or broker/dealer, to repurchase the security for its face value upon demand and typically have interest rates that reset on a periodic basis. Variable rate securities reset at specified intervals, while floating rate securities reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security. However, the value of these securities may decline if their interest rates do not rise as much, or as quickly, as interest rates in general. Conversely, floating rate securities will not generally increase in value if interest rates decline.

Credit Downgrades and Other Credit Events

Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust’s portfolio managers will decide whether the security should continue to be held or sold. Upon the occurrence of certain triggering events or defaults on a security held by the Trust, or if an obligor of such a security has difficulty meeting its obligations, the Trust may obtain or exchange a new or restructured security or underlying assets. In that case, the Trust may become the holder of securities or other assets that it could not purchase or might not otherwise hold (for example, because they are of lower quality or are subordinated to other obligations of the issuer) at a time when those assets may be difficult to sell or can be sold only at a loss. In addition, the Trust may incur expenses in an effort to protect the Trust’s interest in securities experiencing these events.

Additional Investment Strategies

Defensive Investing

The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Although the Manager has the ability to take defensive positions, it may choose not to do so for a variety of reasons, even during volatile market conditions.

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[picture]
Clackamas County School Districts

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State of Oregon

 [Logo]
AQUILA TAX-FREE TRUST OF OREGON

[picture]
City of Portland

[picture]
Oregon Health and Science University

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Eugene Water & Electric Board

The Trust invests in municipal securities, primarily the kinds of obligations issued by various communities and political subdivisions within Oregon. Most of these securities are used in general to finance construction of long-term municipal projects; examples are pictured above. The municipal obligations that financed these particular projects were included in the Trust’s portfolio as of May 31, 2015 and together represented approximately 41.5% of the Trust’s portfolio. Since the portfolio is subject to change, the Trust may not necessarily own these specific securities at the time of the delivery of this Prospectus.

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Additional Information About the Principal Risks of Investing in the Trust

Market Risk. The market prices of fixed income and other securities owned by the Trust may go up or down, sometimes rapidly or unpredictably. If the market prices of securities owned by the Trust fall, the value of your investment in the Trust will likely decline. The value of a security may fall due to general market conditions, such as real or perceived adverse economic or political conditions, inflation, changes in interest or currency rates, lack of liquidity in the bond markets or adverse investor sentiment. The global financial crisis that began in 2008 has caused a significant decline in the value and liquidity of many securities and unprecedented volatility in the markets.  Governmental and non-governmental issuers (notably in Europe) have defaulted on, or been forced to restructure, their debts, and many other issuers have faced difficulties obtaining credit or refinancing existing obligations.  These market conditions may continue, worsen or spread, including in the U.S., Europe and elsewhere.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  Some events that have contributed to ongoing and systemic market risks include: the falling values of some sovereign debt and related investments, scarcity of credit and high public debt.  In response to the crisis, the U.S. government and the Federal Reserve, as well as certain foreign governments and their central banks have taken steps to support financial markets, including by keeping interest rates at historically low levels and buying long-term bonds.  More recently, the Federal Reserve has reduced its market support activities.  Further reduction or withdrawal of this support, failure of efforts in response to the crisis, or investor perception that these efforts are not succeeding could negatively affect financial markets generally as well as result in higher interest rates, increase market volatility and reduce the value and liquidity of certain securities.  In addition, policy and legislative changes in the U.S. and in other countries are affecting many aspects of financial regulation. The impact of these changes on the markets, and the practical implications for market participants, may not be fully known for some time.  Changes in market conditions will not have the same impact on all types of securities. The value of a security may also fall due to specific conditions that affect a particular sector of the securities market or a particular issuer. Additionally, since many municipal securities are issued to finance similar projects, such as those relating to education, health care, housing, utilities, and water and sewer, conditions in these industries can affect the overall municipal market.  The Trust may experience heavy redemptions, particularly during periods of declining or illiquid markets that could cause the Trust to liquidate its assets at inopportune times, or at a loss or depressed value.  In that event, the value of your investment in the Trust would go down.

Interest Rate Risk.  The market prices of securities may fluctuate significantly when interest rates change.  Interest rates have been historically low, so the Trust faces a heightened risk that interest rates may rise.  When interest rates rise, the value of fixed income securities generally falls. Generally, the longer the maturity or duration of a fixed income security, the greater the impact of a rise in interest rates on the security’s value.  However, calculations of maturity or duration may be based on estimates and may not reliably predict a security’s price sensitivity to changes in interest rates.  Moreover, securities can change in value in response to other factors, such as credit risk.  In addition, different interest rate measures (such as short- and long-term interest rates and U.S. and foreign interest rates), or interest rates on different types of securities or securities of different issuers, may not necessarily change in the same amount or in the same direction. When interest rates go down, the income received by the Trust, and the Trust’s yield, will decline; however the value of fixed income securities generally rise.  If interest rates

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rise, repayments of fixed income securities may occur more slowly than anticipated, extending the effective duration of these fixed income securities at below market interest rates and causing their market prices to decline more than they would have declined due to the rise in interest rates alone.   This may cause the Trust’s share price to be more volatile.

Certain fixed income securities pay interest at variable or floating rates. Variable rate securities tend to reset at specified intervals, while floating rate securities may reset whenever there is a change in a specified index rate. In most cases, these reset provisions reduce the impact of changes in market interest rates on the value of the security.  However, during a period of rapidly rising interest rates, the changes in the coupon rates of the Trust’s variable rate securities may temporarily lag behind changes in market rates and shareholders could suffer loss of principal if they sell shares of the Trust before interest rates in the Trust’s securities or the assets underlying the securities are adjusted to reflect current market rates.  In addition, some securities do not track the underlying index directly, but reset based on formulas that may produce a leveraging effect; others may also provide for interest payments that vary inversely with market rates.  The market prices of these securities may fluctuate significantly when interest rates change. In turn, the income or return generated by the Trust may decline due to a decrease in market interest rates.

Credit Risk. If an obligor (such as the municipal issuer, a municipal insurer or other party offering credit enhancement) for a security held by the Trust fails to pay, otherwise defaults, is perceived to be less creditworthy, becomes insolvent or files for bankruptcy or a security’s credit rating is downgraded or the credit quality or value of any underlying assets declines, the value of your investment in the Trust could decline. If the Trust enters into financial contracts (such as when-issued and delayed delivery transactions), the Trust will be subject to the credit risk presented by the counterparty.  In particular, the number of municipal insurers is relatively small, and, as a result, changes in the financial condition of an individual municipal insurer may affect the overall municipal market. In addition, the Trust may incur expenses in an effort to protect the Trust’s interests or to enforce its rights. Credit risk is broadly gauged by the credit ratings of the securities in which the Trust invests. However, ratings are only the opinions of the companies issuing them and are not guarantees as to quality.  Securities rated in the lowest category of investment grade (i.e., Baa/BBB) may possess certain speculative characteristics.

If the claims-paying ability or other rating of an insurance company that insures obligations owned by the Trust is downgraded by a rating agency, the value of such obligations may be negatively affected.  In the case of an insured bond, the bond’s rating will be deemed to be the higher of the rating assigned to the bond’s issuer or to the insurer.  The Trust also is subject to the risk that an insurer may be unable to pay claims filed pursuant to the coverage.  The Trust may hold several investments covered by one insurer, which would increase the Trust’s exposure to the claims-paying ability of that insurer.

Rating Agency Risk. Investment grade debt securities may be downgraded by a major rating agency to below investment grade status, which would increase the risk of holding these securities. In addition, a rating may become stale in that it fails to reflect changes to an issuer’s financial condition. Ratings represent the rating agency’s opinion regarding the quality of the security and are not a guarantee of quality. Rating agencies may fail to make timely changes to credit ratings in response to subsequent events. In addition, rating agencies are subject to an inherent conflict of interest because they are often compensated by the same issuers whose securities they grade.

Risks Associated with Investments in Oregon and Other Municipal Obligations.  The Trust may be affected significantly by adverse economic, political or other events affecting Oregon and other municipal issuers.

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Continued economic recovery in Oregon will be affected by, among other factors, employment growth and the strength and durability of the housing market, as well as by continued uncertainty related to federal fiscal policy, slower growth in the global economy, geopolitical risks, and business and consumer uncertainty related to these issues.

Oregon’s debt levels are high in relation to its economic base. The state is highly vulnerable to budgetary strain due to its high reliance on volatile income taxes. The State has mixed demographic trends with above average population and in migration growth, but below average wealth levels. Property taxes are a significant source of revenue for many local governments.  The State and its various subdivisions may also face increasing financial pressure from costs relating to pensions and other post-employment benefits. The Oregon Public Employees Retirement System (“PERS”) Board recently approved employer contribution rate increases for the 2015-17 biennium, potentially impacting the repayment ability of PERS employers across the State, including most Oregon municipal bond issuers. Rates were increased to reduce unfunded pension liabilities.

There can be no assurance that Oregon’s fiscal situation will not become more difficult as a result of these issues, or that other impacts of the current economic environment will not materially adversely affect the financial condition of the state or its municipalities. The potential deterioration of Oregon’s fiscal situation increases the risk of investing in Oregon municipal securities, including the risk of potential issuer default, and also heightens the risk that prices of Oregon municipal securities, and the Trust’s net asset value and/or yield, will experience greater volatility.  Downgrades in the ratings of Oregon issuers could result in a reduction in the market value of Oregon municipal securities held by the Trust, which could negatively impact the Trust’s net asset value, yield and/or distributions paid by the Trust.

The foregoing and other factors may result in losses to the Trust.  More detailed information about the economy of Oregon may be found in the SAI.

Decreases in personal income levels and property values and other unfavorable economic factors, such as a general economic recession, may adversely affect municipal securities since issuers of municipal securities tend to derive a significant portion of their revenue from taxes, particularly property and income taxes.  Municipal issuers may also be adversely affected by rising health care costs, increasing unfunded pension liabilities and by the phasing out of Federal programs providing financial support.  Where municipal securities are issued to finance particular projects, especially those relating to education, health care, transportation, and utilities, issuers often depend on revenues from those projects to make principal and interest payments.  Adverse financial and economic conditions and developments in those sectors may result in lower revenues to issuers of municipal securities and may also have an adverse effect on the broader municipal securities market.

There may be less public information available on municipal issuers or projects than other issuers, and valuing municipal securities may be more difficult.  In addition, the secondary market for municipal securities is less well developed and liquid than other markets, and dealers may be less willing to offer and sell municipal securities in times of market turbulence.  Changes in the financial condition of one or more individual municipal issuers (or one or more insurers of municipal issuers), or one or more defaults by municipal issuers or insurers, can adversely affect liquidity and valuations in the overall market for municipal securities.  The value of municipal securities can also be adversely affected by regulatory and political developments affecting the ability of municipal issuers to pay interest or repay principal, actual or anticipated tax law changes or other legislative actions, and by uncertainties and public perceptions concerning

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these and other factors.  In recent periods an increasing number of municipal issuers in the United States have defaulted on obligations and commenced insolvency proceedings. Financial difficulties of municipal issuers may continue or get worse.

Chapter 9 of the U.S. Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts.  The reorganization of a municipality’s debts may include extending debt maturities, reducing the amount of principal or interest, refinancing the debt or taking other measures, which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of the Trust’s investments.

Tax Risk. The Trust purchases municipal securities the interest on which, in the opinion of bond counsel or other appropriate counsel at the time the securities are issued, is exempt from regular Federal income tax and Oregon state personal income tax. There is no guarantee that this opinion is correct, and there is no assurance that the Internal Revenue Service (the “IRS”) or state taxing authorities will agree with bond counsel’s opinion. If the IRS or a state taxing authority determines that an issuer of a municipal security has not complied with applicable requirements, interest from the security could become subject to Federal income tax and/or Oregon state personal income tax, possibly retroactively to the date the security was issued, the value of the security could decline significantly, and a portion of the distributions to Trust shareholders could be recharacterized as taxable dividends. Future litigation or legislation or adverse interpretations by regulatory authorities could also adversely affect the tax status of municipal securities held by the Trust. Interest on bonds issued by states other than Oregon (or political subdivisions of such states) is subject to Oregon personal income tax.

Liquidity Risk. Liquidity risk exists when particular investments are difficult to purchase or sell. Although most of the Trust’s investments must be liquid at the time of investment, investments may become illiquid after purchase by the Trust, particularly during periods of market turmoil. Markets may be illiquid when, for instance, there are few, if any, interested buyers or sellers or when dealers are unwilling or unable to make a market for certain securities, and this is more likely to occur as a result of the reduction of market support activity by the Federal Reserve.  A lack of liquidity or other adverse credit market conditions may affect the Trust’s ability to sell its investments and to purchase suitable investments.  When the Trust holds illiquid investments, the portfolio may be harder to value, especially in changing markets, and if the Trust is forced to sell these investments to meet redemption requests or for other cash needs, the Trust may suffer a loss. In addition, when there is illiquidity in the market for certain investments, the Trust, due to limitations on illiquid investments, may be unable to achieve its desired level of exposure to a certain sector.  To the extent that the Trust holds a material percentage of the outstanding issue of a bond, this practice may adversely impact the liquidity and market value of that investment.  Liquidity risk may be magnified in a rising interest rate environment in which investor redemptions may be higher than normal.

Prepayment or Call Risk. Many fixed income securities give the issuer the option to repay or call the security prior to its maturity date. Issuers often exercise this right when interest rates fall. Accordingly, if the Trust holds a fixed income security subject to prepayment or call risk, it will not benefit fully from the increase in value that other fixed income securities generally experience when interest rates fall. Upon prepayment of the security, the Trust could also be forced to reinvest the proceeds at then current yields, which would be lower than the yield of the security that was paid off. In addition, if the Trust purchases a fixed income security at a premium (at a price

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that exceeds its stated par or principal value), the Trust may lose the amount of the premium paid in the event of prepayment.

Portfolio Selection Risk. The value of your investment may decrease if the Sub-Adviser’s judgment about the quality, relative yield, value or market trends affecting a particular security, industry, sector or region, or about interest rates, is incorrect.

Valuation Risk. Many factors may influence the price at which the Trust could sell any particular portfolio investment. The sales price may well differ—higher or lower—from the Trust’s last valuation, and such differences could be significant, particularly for illiquid securities and securities that trade in relatively thin markets and/or markets that experience extreme volatility. If market conditions make it difficult to value some investments, the Trust may value these investments using more subjective methods, such as fair value methodologies. Investors who purchase or redeem Trust shares on days when the Trust is holding fair-valued securities may receive a greater or lesser number of shares, or greater or lower redemption proceeds, than they would have received if the Trust had not fair-valued the security or had used a different valuation methodology.

Risk of Increase in Expenses. Your actual costs of investing in the Trust may be higher than the expenses shown in “Annual Trust Operating Expenses” for a variety of reasons. For example, expense ratios may be higher than those shown if a fee limitation were to be in place and were to be changed or terminated or if average net assets decrease. Net assets are more likely to decrease and Trust expense ratios are more likely to increase when markets are volatile.

Defensive Investing Risk. If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Trust will not earn income on the cash and the Trust’s yield will go down.  If a significant amount of the Trust’s assets are used for defensive investing purposes, it will be more difficult for the Trust to achieve its investment objective.

Please note that there are other factors that could adversely affect your investment and that could prevent the Trust from achieving its investment objective.  More information about risks appears in the SAI.  Before investing, you should carefully consider the risks you will assume.

Portfolio Holdings

A description of the Trust’s policies and procedures with respect to the disclosure of portfolio securities is available in the SAI and on the Trust’s website.

Trust Management

How is the Trust managed?

Aquila Investment Management LLC, 120 West 45th Street, Suite 3600, New York, NY  10036, the Manager, is the Trust’s investment adviser under an Advisory and Administration Agreement. Its investment advisory duties, including portfolio management, have been delegated to the Sub-Adviser, Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management (the “Sub-Adviser”), under a sub-advisory agreement described below. The Manager is also responsible for administrative services, including providing for the maintenance of the headquarters of the Trust, overseeing relationships between the Trust and the service providers to the Trust, either keeping the accounting records of the Trust, or, at its expense and responsibility, delegating such duties in whole or in part to a company satisfactory to the Trust, and providing other administrative services.

The Sub-Adviser provides the Trust with local advisory services.

Under the Sub-Advisory Agreement, the Sub-Adviser provides for investment supervision, including supervising continuously the investment

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program of the Trust and the composition of its portfolio, determining what securities will be purchased or sold by the Trust, and arranging for the purchase and the sale of securities held in the portfolio of the Trust; and, at the Sub-Adviser’s expense, providing for pricing of the Trust’s portfolio daily.

The Manager is entitled to receive a management fee at the annual rate of 0.40 of 1% of the Trust’s average annual net assets.  During the fiscal year ended March 31, 2015, the Trust accrued management fees to the Manager at the annual rate of 0.40 of 1% of its average annual net assets.  The Manager, and not the Trust, pays the Sub-Adviser a fee at the annual rate of 0.18 of 1% on the first $400 million in average net assets, 0.16 of 1% above that amount up to $1 billion in average net assets and 0.14 of 1% on all assets above $1 billion.

A discussion regarding the Trustees’ basis for approving the annual renewal of the Advisory and Administration Agreement and the Sub-Advisory Agreement is available in the Trust’s semi-annual report to shareholders for the period ended September 30, 2014.

Information about the Manager and the Sub-Adviser

The Trust’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2015, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.

The Sub-Adviser is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser has approximately $4.3 billion in assets under management. It has a local office at 2 Centerpointe Drive, Lake Oswego, OR 97035 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Mr. Christopher Johns has been the Trust’s portfolio manager since 2011. Mr. Johns has also been the portfolio manager of Aquila Tax-Free Fund of Colorado (“ATFFC”), which has investment objectives similar to those of the Trust, since that fund’s inception in 1987. Mr. Johns is a Senior Vice President of the Sub-Adviser and has been an officer of it and its predecessor companies since 1992. From 1984 through 1992, he was a portfolio manager at United Bank of Denver (now Wells Fargo, Denver), which acted as investment adviser to ATFFC from its inception through 1992. He was formerly a portfolio manager of Toledo Trust Company. He holds the degree of BBA in Finance from the University of Cincinnati.

The SAI provides additional information about the portfolio manager’s compensation, other accounts managed by the portfolio manager and the portfolio manager’s ownership of securities of the Trust.

Net Asset Value per Share

The net asset value of the shares of each of the Trust’s classes of shares is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open (a “business day”), by dividing the value of the Trust’s net assets (which means the value of the assets less liabilities) allocable to each class by the total number of shares of such class outstanding at

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that time. Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation.  Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees. The price at which a purchase or redemption of shares is effected is based on the net asset value next calculated after your purchase or redemption order is received in proper form. The New York Stock Exchange annually announces the days on which it will not be open. The most recent announcement indicates that it will not be open on the following days: New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. However, the New York Stock Exchange may close on days not included in that announcement.

Purchases

Are there alternative purchase plans?

The Trust provides individuals with alternative ways to purchase shares through four separate classes of shares (Classes A, C, I and Y). Although the classes of shares of the Trust have different sales charge structures and ongoing expenses, they all represent interests in the same portfolio of Oregon Obligations. An investor should choose the class that best suits the investor’s circumstances and needs.

In which states can I buy shares of the Trust?

You can purchase shares of the Trust if you live in Oregon or in one of the other states listed below.

If you are a resident of a state other than Oregon, dividends from the Trust may be subject to state income taxes in that state.  Therefore, you should consult your tax adviser before buying shares of the Trust.

On the date of this Prospectus, Class A Shares and Class C Shares are available in:

* Oregon * Arizona * California
* Colorado * Florida * Hawaii * Illinois
Kansas * Minnesota * Nevada
New Jersey * New Mexico * New York
Washington

On the date of this Prospectus, Class Y Shares and Class I Shares are available in:

* Oregon * California * Colorado * Florida
Hawaii * Illinois * Kansas * Minnesota
* Nevada * New York

In addition, Class Y Shares are available in:

Arizona, New Mexico and Washington

The Trust and the Distributor may reject any order for the purchase of shares for any reason.

How much money do I need to invest?

Class A and Class C Shares

Option I

*	Initially, $1,000, except that there is no minimum amount for purchase of shares through certain financial intermediaries as discussed below.

*	Subsequently, any amount (for investments in shares of the same class).

To qualify for purchases of Class A Shares with no minimum, (i) the shares must be purchased on behalf of a beneficial owner who has entered into a comprehensive fee or other advisory fee arrangement with the financial intermediary or an affiliate or associated person of the financial intermediary, and (ii) the financial intermediary must have entered into an agreement with the Distributor authorizing the sale of Trust shares.

Option II

*	$50 or more if an Automatic Investment Program is established.

*	Subsequently, any amount you specify of $50 or more.

*	You are not permitted to maintain both an Automatic Investment Program and an Automatic Withdrawal Plan simultaneously.

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Class I and Class Y Shares

Class I or Class Y Shares may be purchased only through a financial intermediary. Financial intermediaries can set their own requirements for initial and subsequent investments.

How do I purchase shares?

You may purchase Class A or Class C Shares:

•
through an investment broker or dealer, or a bank or other financial intermediary, that has a sales agreement with the Distributor, Aquila Distributors, Inc., in which case that institution will take action on your behalf, and you will not personally perform the steps indicated below; or

•	directly through the Distributor, by mailing payment to the Trust’s Agent, BNY Mellon.

Except as provided in the SAI, under the caption “Purchase, Redemption and Pricing of Shares,” an investment must be drawn in United States dollars on a United States commercial bank, savings bank or credit union or a United States branch of a foreign commercial bank (each of which is a “Financial Institution”).

The price an investor will pay is based on the net asset value next determined after your purchase order is received in proper form plus a sales charge for Class A  Shares and the net asset value next determined after your purchase order is received in proper form for Class C, I and Y Shares. (See “What price will I pay for the Trust’s shares?”) A broker/dealer may charge a service or processing fee in connection with purchases; such a fee will be in addition to the price of the shares.

Opening a Class A or Class C Share Account
* Make out a check for the investment amount payable to Aquila Tax-Free Trust of Oregon.

* Complete a New Account Application, which is available with the Prospectus or upon request, indicating the features you wish to authorize.

* Send your check and completed New Account Application to your dealer or to the Trust’s Agent, BNY Mellon.

Adding to a Class A or Class C Share Account
By Wire	By Check
* Telephone the Agent (toll-free) at 800-437-1000 (individual shareholders) or 877-953-6932 (broker/dealers) to advise us that you would like to purchase shares of the Trust by wire transfer.  We will provide appropriate instructions at that time.

* Make out a check for the investment amount payable to Aquila Tax-Free Trust of Oregon.

* Fill out the pre-printed stub attached to the Trust’s confirmations or supply the name(s) of account owner(s), the account number, and the name of the Trust.

* Send your check and account information to your dealer or to the Trust’s Agent, BNY Mellon.

Unless you indicate otherwise, your investment will be made in Class A Shares.

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Opening or Adding to a Class I or Class Y Share Account

An investor may open a Class I or Class Y Share account or make additional investments in Class I or Class Y Shares only through a financial intermediary.

Can I transfer funds electronically?

You can have funds transferred electronically into a Class A or Class C Share account, in amounts of $50 or more, from your Financial Institution if it is a member of the Automated Clearing House. You may make investments through two electronic transfer features, “Automatic Investment” and “Telephone Investment.”

* Automatic Investment: You can authorize a pre-determined amount to be regularly transferred from your account.

* Telephone Investment: You can make single investments of up to $200,000 by telephone instructions to the Agent.

Before you can transfer funds electronically, the Trust’s Agent must have your completed New Account Application authorizing these features. Or, if you initially decide not to choose these conveniences and then later wish to do so, you must complete a Ready Access Features Form which is available from the Distributor or Agent, or if your account is set up so that your broker or dealer makes these sorts of changes, ask your broker or dealer to make them. The Trust may modify or terminate these investment methods or charge a service fee, upon 30 days’ written notice to shareholders.

Systematic Payroll Investments

You can make systematic investments in either Class A Shares or Class C Shares each pay period if your employer has established a Systematic Payroll Investment Plan with the Trust. To participate in the payroll plan, you must make your own arrangements with your employer’s payroll department, which may include completing special forms. Additionally, the Trust requires that you complete the New Account Application. Once your New Account Application is received by the Trust and a new account is opened, under the payroll plan your employer will deduct a preauthorized amount from each payroll check. This amount will then be sent directly to the Trust for purchase of shares at the then current offering price, which includes any applicable sales charge. You will receive a confirmation from the Trust for each transaction. Should you wish to change the dollar amount or end future systematic payroll investments, you must notify your employer directly. Changes may take up to ten days.

Automatic investment, telephone investment and systematic payroll investments are not available for Class I Shares and Class Y Shares.

Redeeming an Investment

Redeeming Class A and Class C Shares

You may redeem some or all of your Class A or Class C Shares by a request to the Agent. Shares will be redeemed at the next net asset value determined after your request has been received in proper form.

There is no minimum period for investment in the Trust, except for shares recently purchased by check or by Automatic or Telephone Investment as discussed below.

If you own both Class A Shares and Class C Shares and do not specify which class you wish to redeem, we will redeem your Class A Shares.

Certain shares are subject to a contingent deferred sales charge, or CDSC. These are:

*-Class C Shares held for less than 12 months (from the date of purchase); and

*-CDSC Class A Shares (as described below).

Upon redemption, enough additional shares will be redeemed to pay for any applicable CDSC.

A redemption may result in a tax liability for you.

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How can I redeem my investment in Class A or Class C Shares?

By mail, send instructions to:	By telephone, call:	By FAX, send instructions to:
BNY Mellon Attn: Aquila Group of Funds 4400 Computer Drive Westborough, MA 01581	800-437-1000 toll-free	508-599-1838

For liquidity and convenience, the Trust offers expedited redemption.

Expedited Redemption Methods

You may request expedited redemption in two ways:

1.  By Telephone. The Agent will take instructions from anyone by telephone to redeem shares and make payments:

a) to a Financial Institution account you have previously specified; or

b) by check in the amount of $50,000 or less, mailed to the name and address on the account from which you are redeeming, provided that neither the name nor the address has changed during the prior 30 days.  You may only redeem by check via telephone request once in any seven-day period.

Telephoning the Agent

Whenever you telephone the Agent, please be prepared to supply:

account name(s) and number

name of the caller

the social security number registered to the account

personal identification.

Note: Check the accuracy of your confirmation statements immediately upon receipt. The Trust, the Agent, and the Distributor are not responsible for losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify a caller’s identity. The Agent may record calls.

2.  By FAX or Mail. You may request redemption payments to a predesignated Financial Institution account by a letter of instruction sent to the Agent, BNY Mellon, 4400 Computer Drive, Westborough, MA 01581 or by FAX at 508-599-1838. The letter, signed by the registered shareholder(s), must indicate:

account name(s)

account number

amount to be redeemed

any payment directions.

To have redemption proceeds sent directly to a Financial Institution account, you must complete the Expedited Redemption section of the New Account Application or a Ready Access Features Form. You will be required to provide (1) details about your Financial Institution account, (2) signature guarantees and (3) possible additional documentation.

The name(s) of the shareholder(s) on the Financial Institution account must be identical to the name(s) on the Trust’s records of your account.

You may change your designated Financial Institution account at any time by completing and returning a revised Ready Access Features Form.

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Regular Redemption Method

You must use the Regular Redemption Method if you have not chosen Expedited Redemption. To redeem by this method, send a letter of instruction to the Trust’s Agent, which includes:

•	account name(s);

•	account number;

•	dollar amount or number of shares to be redeemed or a statement that all shares held in the account are to be redeemed;

•	payment instructions (we normally mail redemption proceeds to your address as registered with the Trust); and

•	signature(s) of the registered shareholder(s).

We may require additional documentation for certain types of shareholders, such as corporations, partnerships, trustees or executors, or if redemption is requested by someone other than the shareholder of record.

Signature Guarantees.  If sufficient documentation is on file, we do not require a signature guarantee for redemptions of shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed.

Your signature may be guaranteed by a:

•	member of a national securities exchange;

•	U.S. bank or trust company;

•	state-chartered savings bank;

•	Federally chartered savings and loan association;

•	foreign bank having a U.S. correspondent bank; or

•	participant in the Securities Transfer Association Medallion Program (“STAMP”), the Stock Exchanges Medallion Program (“SEMP”) or the New York Stock Exchange, Inc. Medallion Signature Program (“MSP”).

A notary public is not an acceptable signature guarantor.

Certificate Shares

The Trust no longer issues share certificates. If you hold share certificates issued previously and wish to redeem those shares you should:

Mail to the Trust’s Agent: (1) blank (unsigned) certificates for the shares to be redeemed, (2) redemption instructions as described above under “Regular Redemption Method” and (3) a stock assignment form.

To be in “proper form,” items (2) and (3) above must be signed by the registered shareholder(s) exactly as the account is registered. For a joint account, both shareholder signatures are necessary.

For your protection, mail certificates separately from signed redemption instructions. We recommend that certificates be sent by registered mail, return receipt requested.

If sufficient documentation is on file, we do not require a signature guarantee for redemptions of certificate shares up to $50,000, payable to the record holder, and sent to the address of record. In all other cases, signatures must be guaranteed. If a signature guarantee is required, you must follow the procedures described above under “Regular Redemption Method.”

When will I receive the proceeds of my redemption of Class A or Class C Shares?

Redemption proceeds are normally sent on the next business day following receipt of your redemption request in proper form. Except as described below, payments will normally be sent to your address of record within seven days.

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Redemption	Method of Payment	Charges
Under $1,000.	Check.	None.
$1,000 or more.	Check, or wired or transferred through the Automated Clearing House to your Financial Institution account, if you so requested on your New Account Application or Ready Access Features Form.	None.
Through a broker/dealer.	Check or wire, to your broker/dealer.	None. However, your broker/dealer may charge a fee.

Although the Trust does not currently intend to, it can charge up to $5.00 per wire redemption, after written notice to shareholders who have elected this redemption procedure. Upon 30 days’ written notice to shareholders the Trust may modify or terminate the use of the Automated Clearing House to make redemption payments at any time or charge a service fee, although no such fee is presently contemplated. If any such changes are made, the Prospectus will be supplemented to reflect them.

The Trust can redeem your shares if their value totals less than $500 as a result of redemptions or failure to meet and maintain the minimum investment level under an Automatic Investment program. Before such a redemption is made, we will send you a notice giving you 60 days to make additional investments to bring your account up to the minimum.

Are there any reinvestment privileges?

If you reinvest proceeds of redemption within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment and the Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment.  You must reinvest in the same fund and class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

Is there an Automatic Withdrawal Plan?

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000.  The Automatic Withdrawal Plan allows you to receive a monthly or quarterly check in a stated amount, not less than $50.  The Automatic Withdrawal Plan is not available for Class C, I or Y Shares.

Redeeming Class I and Class Y Shares

You may redeem all or any part of your Class I or Class Y Shares at the net asset value next determined after receipt in proper form of your redemption request by your financial intermediary. Redemption requests for Class I and Class Y Shares must be made through a financial intermediary and cannot be made directly through the Trust’s Agent.  Financial intermediaries may charge a fee for effecting redemptions. A redemption may result in a taxable transaction to the redeeming investor.

General

The Trust may delay payment for redemption of shares recently purchased by check (including certified, cashier’s or official bank check), Automatic Investment or Telephone Investment for up to 10 business days after purchase; however, payment for redemption will not be delayed after (i) the check or transfer of funds has been honored, or (ii) the Agent receives satisfactory assurance that the check or transfer of funds will be honored. Possible delays

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can be eliminated by paying for purchased shares with wired funds or Federal Reserve drafts.

The Trust has the right to postpone payment or suspend redemption rights during certain periods. These periods may occur (i) when the New York Stock Exchange is closed for other than weekends and holidays, (ii) when the Securities and Exchange Commission (the “SEC”) restricts trading on the New York Stock Exchange, (iii) when the SEC determines that an emergency exists which causes disposal of, or determination of the value of, portfolio securities to be unreasonable or impracticable, and (iv) during such other periods as the SEC may permit.

Redemption proceeds may be paid in whole or in part by distribution of the Trust’s portfolio securities (“redemption in kind”) in conformity with SEC rules. This method will only be used if the Board of Trustees determines that payments partially or wholly in cash would be detrimental to the best interests of the remaining shareholders.

Alternative Purchase Plans

How do the different arrangements for the four classes of shares affect the cost of buying, holding and redeeming shares, and what else should I know about the four classes?

The Trust provides you with four ways to invest in the Trust through four separate classes of shares. All classes represent interests in the same portfolio of Oregon Obligations. The classes of shares differ in their sales charge structures and ongoing expenses, as described below. An investor should choose the class that best suits the investor’s circumstances and needs.
	Class A Shares “Front-Payment Class”	Class C Shares “Level-Payment Class”
Initial Sales Charge	Class A Shares are offered at net asset value plus a maximum sales charge of 4%, paid at the time of purchase. Thus, your investment is reduced by the applicable sales charge.	None. Class C Shares are offered at net asset value with no sales charge payable at the time of purchase.
Contingent Deferred Sales Charge (“CDSC”)	None (except for certain purchases of $1 million or more).	A CDSC of 1% is imposed upon the redemption of Class C Shares held for less than 12 months. No CDSC applies to Class C Shares acquired through the reinvestment of dividends or distributions.
Distribution and/or Service Fees	A distribution fee of 0.15 of 1% is imposed on the average annual net assets represented by the Class A Shares.
A distribution fee of 0.75 of 1% and a service fee of 0.25 of 1% are imposed on the average net assets represented by the Class C Shares for six years prior to conversion to Class A Shares (see Other Information).

Other Information	The initial sales charge is waived or reduced in some cases. Larger purchases qualify for lower sales charges.
Class C Shares, together with a pro-rata portion of all Class C Shares acquired through reinvestment of dividends and other distributions paid in additional Class C Shares, automatically convert to Class A Shares after six years.

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	Class Y Shares “Institutional Class”	Class I Shares “Financial Intermediary Class”
Initial Sales Charge	None. Financial intermediaries may charge a fee for purchase of shares.	None. Financial intermediaries may charge a fee for purchase of shares.
Contingent Deferred Sales Charge	None.	None.
Distribution and/or Service Fees	None.
A distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares is permitted under the Distribution Plan.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Trust.  In addition, a service fee of up to 0.25 of 1% of such assets is imposed on the average annual net assets allocable to Class I Shares.

What price will I pay for the Trust’s shares?

Class A Shares Offering Price	Class C, I and Y Shares Offering Price
Net asset value per share plus the applicable sales charge.	Net asset value per share.
An investor will receive that day’s offering price on purchase orders, including Telephone Investments and investments by mail, received in proper form prior to 4:00 p.m. New York time by the Agent or by an authorized financial intermediary. Otherwise, orders will be filled at the next determined offering price. Financial intermediaries are required to submit orders promptly.  Purchase orders received on a non-business day, including those for Automatic Investment, will be executed on the next succeeding business day. The sale of shares will be suspended (1) during any period when net asset value determination is suspended or (2) when the Distributor judges it is in the Trust’s best interest to do so.

What are the sales charges for purchases of Class A Shares?

The following table shows the amount of sales charge incurred for each new purchase by a “single purchaser” of Class A Shares. A “single purchaser” is:

* an individual;

* an individual, together with his or her spouse, and/or any children under 21 years of age purchasing shares for their accounts;

* a trustee or other fiduciary purchasing shares for a single trust estate or fiduciary account; or

23 / Aquila Tax-Free Trust of Oregon

* a government, municipality or tax-exempt entity that meets the requirements for qualification under Section 501 of the Internal Revenue Code of 1986, as amended (the “Code”).

You are entitled to substantial reductions in sales charges based on aggregate holdings of all shares of any class of any of the funds in the Aquila Group of Funds that you or other members of your immediate family already own at the time of your purchase. Be sure you tell your broker or dealer about all of those holdings so that any applicable reduction in sales charges on your purchase can be correctly computed. You will need to produce proof of such ownership in the form of account statements relating to any account at any financial intermediary that you or any member of your immediate family own that holds any such shares.

A “single purchaser” will pay a sales charge based on the value at the time of purchase of his or her aggregate holdings of shares of any class of any of the funds in the Aquila Group of Funds in accordance with the following table:

I Amount of Purchase Plus Value of All Other Shares Held By a Single Purchaser	II Sales Charge as Percentage of Public Offering Price	III Sales Charge as Approximate Percentage of Amount Invested
Less than $25,000 $25,000 but less than $50,000 $50,000 but less than $100,000 $100,000 but less than $250,000 $250,000 but less than $500,000 $500,000 but less than $1,000,000	4.00% 3.75% 3.50% 3.25% 3.00% 2.50%	4.17% 3.90% 3.63% 3.36% 3.09% 2.56%
For purchases of $1 million or more see “Sales Charges for Purchases of $1 Million or More.”

For example:

If you invest $10,000 (Column I), your sales charge would be 4.00% or $400 (Column II).	($10,000 x .04 = $400)
The value of your account would be equivalent to the amount of your investment less the sales charge. (The initial value of your account would be $10,000 - $400 = $9,600.)	($10,000 - $400 = $9,600)
The sales charge as a percentage of the reduced value of your account would be 4.17% (Column III).	($400 / $9,600 = 0.0416666 or 4.17%)

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Sales Charges for Purchases of $1 Million or More

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares are:

(i)  Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser, is $1 million or more.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares. CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC.  The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

CDSC Rate on Shares Redeemed
Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	During First Two Years After Purchase	During Third and Fourth Years After Purchase
$1 million and up to $2.5 million	1%	0.50%
Over $2.5 million and up to $5 million	0.50% on shares redeemed in year 1 0.25% on shares redeemed in year 2	None
Over $5 million	None	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed.  A series of investments may increase the total value of Aquila fund shares you own so that subsequent purchases may qualify for a shorter holding period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The CDSC will be waived for:

* - Redemption following the death of the shareholder or beneficial owner.

* - Redemption by the Trust when an account falls below the minimum required account size.

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* - Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the above schedule when making subsequent purchases of Class A Shares.

Letters of Intent

A “single purchaser” may also qualify for reduced sales charges, in accordance with the above schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor.

Other

Class A Shares may be purchased without a sales charge by current and former Trustees and officers of any funds in the Aquila Group of Funds, the directors, officers and certain employees, former employees and representatives of the Manager, the Distributor, the adviser or sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies, selected broker dealers, their officers and employees and other investment professionals, certain persons connected with firms providing legal, advertising or public relations assistance to the Funds, certain family members of, and plans for the benefit of, the foregoing and  plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.  Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.  The Trust also permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.  In addition, acquisitions of shares by reinvestment of dividends or in exchanges (with certain exceptions) do not incur a sales charge.  Please see the SAI for additional information about sales charge waivers and reductions.

The foregoing information about breakpoints in, or elimination of, sales charges is also available free of charge in a clear and prominent format on our website at www.aquilafunds.com. Hyperlinks at our website will facilitate your access to the information.

Large Purchase Orders for Class C Shares

The Trust will not accept purchase orders for Class C Shares on behalf of an individual investor (not including dealer “street name” or omnibus accounts) in an amount of $500,000 or more or if the purchase order would bring the value of the account over $500,000. This is because it will generally be more advantageous for such a purchase by an individual to be invested in Class A Shares instead.

Redemption of Class C Shares

The CDSC will be waived for redemption following the death of the shareholder or beneficial owner and for redemption by the Trust when an account falls below the minimum required size.

Broker/Dealer Compensation - Class C Shares

The Distributor may pay 1% of the sale price to any broker/dealer executing a Class C Share purchase.

General

Certain financial intermediaries may charge additional fees in connection with transactions in Trust shares. The Manager or the Distributor may make payments or provide non-cash compensation out of their own resources to securities dealers

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and other financial intermediaries for providing services intended to result in the sale of Trust shares or for shareholder servicing activities.  The compensation is discretionary and may be available only to selected selling and servicing agents.  See “Additional Information” below and in the SAI for discussions of marketing support payments.

Exchange Privilege

Generally, you can exchange shares of any class of the Trust into shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other funds in the Aquila Group of Funds are made available to its customers by an investor’s financial intermediary. All exchanges of Class I and Class Y Shares must be made through the investor’s financial intermediary.  Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other funds in the Aquila Group of Funds.

Same Fund Exchange Privilege

Certain shareholders may be eligible to exchange their shares for the Trust’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Frequent Trading

As stated above, the Trust and the Distributor may reject any order for the purchase of shares. For example, because frequent movement of assets into and out of the Trust by market timers or other investors may disrupt the management of the Trust and increase its expenses, the Board of Trustees of the Trust has determined that the Trust may reject purchase orders, on a temporary or permanent basis, from investors that the Trust is able to determine are exhibiting a pattern of frequent or short-term trading in Trust shares. The Trust may not be able to detect frequent trading by the underlying owners of shares held in omnibus accounts and therefore may not be able effectively to prevent frequent trading in those accounts. Accordingly, there is no guarantee that the Trust will be successful in identifying all investors who engage in excessive trading activity or in curtailing that activity. The Trust’s policy on frequent trading extends to purchases through exchanges. (See “Exchange Privilege” above.)

What about confirmations?

A statement will be mailed to you confirming each purchase or redemption of Class A or Class C Shares of the Trust placed directly with the Agent.  Your account at the Agent will be credited or debited in full and fractional shares (rounded to the nearest 1/1000th of a share).  Purchases or redemptions placed through financial intermediaries will be confirmed by either the Agent or the financial intermediary depending upon the financial intermediary’s arrangement with the Trust and the Distributor.

Is there a Distribution Plan?

The Trust has adopted a Distribution Plan (the “Plan”) under the Investment Company Act of 1940’s Rule 12b-1 in order to:

(i) permit the Trust to finance activities primarily intended to result in the sale of its shares;

27 / Aquila Tax-Free Trust of Oregon

(ii) permit the Manager or Sub-Adviser to make payment for distribution expenses out of its own funds; and

(iii) protect the Trust against any claim that some of the expenses which it pays or may pay might be considered to be sales-related and therefore come within the purview of the Rule.

Pursuant to the Plan, the Trust makes payments with respect to Class A, Class C and Class I Shares under agreements to certain broker/dealers and other qualified recipients.

For any fiscal year, these payments may not exceed 0.15 of 1%  for Class A Shares, 0.75 of 1% for Class C Shares, and 0.25 of 1% for Class I Shares of the average annual net assets represented by each such class. A distribution fee of up to 0.15 of 1% of the average annual net assets represented by Class I Shares is currently authorized by the Trustees of the Trust. Payments with respect to each class are made only out of the Trust’s assets allocable to that class. Because these distribution fees are paid out of assets on an ongoing basis, over time these fees will increase the cost of your investment, and they may cost you more than paying other types of sales charges.  These distribution fees are in addition to any other sales charges you may pay.

Whenever the Trust makes Class A payments, the aggregate annual rate of the management fee otherwise payable by the Trust is reduced from 0.50 of 1% to 0.40 of 1% of the Trust’s average annual net assets.

Shareholder Services Plan for Class C Shares and Class I Shares

The Trust’s Shareholder Services Plan authorizes it to pay a service fee under agreements to certain qualified recipients who have agreed to provide personal services to Class C shareholders and/or maintain their accounts. The Plan also authorizes an identical arrangement with respect to Class I Shares. For any fiscal year, such fees may not exceed 0.25 of 1% of the average annual net assets represented by the applicable class of shares. Payment is made only out of the Trust’s assets represented by the shares of the applicable class.

Service fees with respect to Class C Shares will be paid to the Distributor.

Other Payments by the Trust

In addition to, rather than in lieu of, fees paid by the Trust under its Distribution Plan or Shareholder Services Plan, the Trust may pay fees for certain administrative, networking, recordkeeping, sub-transfer agency or other services provided by certain broker/dealers and other financial intermediaries (“financial advisors”).

Additional Payments

The Distributor and/or its related companies may pay compensation (out of their own assets and not as an additional charge to the Trust, although such assets may include profits derived from services provided to the Trust) to financial advisors in connection with the sale or retention of Trust shares or certain shareholder servicing and/or certain administrative, networking, recordkeeping, sub-transfer agency or other services.  This additional compensation is sometimes referred to as “revenue sharing.”  For example, the Distributor and/or its related companies may pay compensation to financial advisors for administrative, sub-accounting or shareholder transaction processing services above and beyond such costs which would normally be paid by the Trust, assistance in training and education and/or other forms of marketing support, including costs related to providing the Trust with “shelf space.”  Payments made to financial advisors may be based on a fixed dollar amount and/or one or more of the following factors:  gross sales, current assets, number of accounts attributable to or maintained by the financial advisor and/or reimbursement for marketing expenses of the financial advisor.  Some of these amounts may be significant.  Nonetheless,

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the prospect of receiving additional compensation may provide financial advisors with an incentive to favor sales of shares of the Trust over other investment options.  To obtain more information on how additional compensation may have influenced your advisor’s recommendation of the Trust ask your financial advisor.  For more information, please see the Trust’s SAI.

To the extent financial advisors sell more shares of the Trust or retain shares of the Trust in their clients’ accounts, the Distributor and/or its related companies, including the Manager, receives greater fees due to the increase in Trust assets.  The intermediary may earn a profit on these payments if the amount of the payment to the intermediary exceeds the intermediary’s costs.

“Transfer on Death” Registration

If you own Class A or Class C Shares, the Trust generally permits “transfer on death” (“TOD”) registration of shares, so that on the death of the shareholder the shares are transferred to a designated beneficiary or beneficiaries. Ask the Agent or your broker/dealer for the Transfer on Death Registration Request Form. With it you will receive a copy of the TOD Rules of the Aquila Group of Funds, which specify how the registration becomes effective and operates. By opening a TOD Account, you agree to be bound by the TOD Rules.  An investor in Class I or Class Y should discuss the availability of TOD registration with the investor’s financial intermediary (broker/dealer, etc.).

Dividends and Distributions

How are dividends and distributions determined?

The Trust pays dividends and other distributions with respect to each class of shares. The Trust calculates its dividends and other distributions with respect to each class at the same time and in the same manner. Net income for dividend purposes includes all interest income accrued by the Trust since the previous dividend declaration less expenses paid or accrued. Net income also includes any original issue discount, which occurs if the Trust purchases an obligation for less than its face amount. The discount from the face amount is treated as additional income earned over the life of the obligation. Because the Trust’s income varies, so will the Trust’s dividends. There is no fixed dividend rate. It is expected that most of the Trust’s dividends will be comprised of interest income. The dividends and distributions of each class can vary due to certain class-specific charges. The Trust will declare all of its net income as dividends on every day, including weekends and holidays, on those shares outstanding for which payment was received by the close of business on the preceding business day.

Redeemed shares continue to earn dividends through and including the earlier of:

1. the day prior to the day when redemption proceeds are mailed, wired or transferred by the Automated Clearing House or the Agent or paid by the Agent to a financial intermediary; or

2. the third business day after the day the net asset value of the redeemed shares was determined.

The Trust’s present policy is to generally pay dividends so they will be received or credited by approximately the first day of each month.

How are dividends and distributions paid?

Class A and Class C Shares

Dividends and distributions, if any, on Class A or Class C Shares will automatically be reinvested in full and fractional shares of the Trust of the same class at net asset value as of the payment date for the dividend or distribution unless you elect otherwise.

You may choose to have all or any part of your dividends or distributions paid in cash. You can

29 / Aquila Tax-Free Trust of Oregon

elect to have the cash portion of your dividends or distributions deposited, without charge, by electronic fund transfers into your account at a financial institution, if it is a member of the Automated Clearing House.

You can make any of these elections on the New Account Application, by a Ready Access Features Form or by a letter to the Agent. Your election to receive some or all of your dividends and distributions in cash will be effective as of the next payment of dividends after it has been received in proper form by the Agent. It will continue in effect until the Agent receives written notification of a change.

Whether your dividends and distributions are received in cash or reinvested, you will receive a monthly statement indicating the current status of your investment account with the Trust.

The Trust reserves the right to change the dividend and distribution payment option on your account to “reinvest” if mail sent to the address on your account is returned by the post office as “undeliverable” and you have elected to have your account dividends and/or distributions paid in cash. In such event, the Trust would then purchase additional shares of the Trust with any dividend or distribution payments that are “undeliverable.” In order to change the option back to “cash,” you would need to send the Agent written instructions as described above.

Class I and Class Y Shares

All arrangements for the payment of dividends and distributions, if any, with respect to Class I and Class Y Shares, including reinvestment of dividends, must be made through financial intermediaries.

Tax Information

The following discussion is very general and does not address investors subject to special rules, such as investors who hold shares through an IRA, 401(k) plan or other tax-advantaged account. The SAI contains further information about taxes. Because each shareholder’s circumstances are different and special tax rules may apply, you should consult with your tax adviser about your investment in the Trust.

You may receive three different types of distributions from the Trust: exempt-interest dividends, ordinary dividends and capital gain dividends. Any taxable distributions are taxed in the same manner whether paid in cash or reinvested in additional shares.

Most distributions  from the Trust will be dividends of interest income that are exempt from regular Federal income tax (“exempt-interest dividends”), but may be subject to state or local income taxes. As further described below, dividends paid from interest income on Oregon Obligations will generally be exempt from Oregon personal income tax, subject to the discussion under the heading “Tax Risk.” Some exempt-interest dividends may be subject to the Federal alternative minimum tax on individuals. Exempt-interest dividends are taken into account in determining the taxable portion of any Social Security or Railroad Retirement benefit you or your spouse receives. Exempt-interest dividends are not exempt from the Oregon state corporation excise tax or the Oregon corporation income tax.

For other distributions, you will generally have to pay Federal income tax, as well as any state and local taxes. Distributions of net capital gain (the excess of the Trust’s net long-term capital gain over net short-term capital loss) are taxable to you as long-term capital gain regardless of how long you have owned your shares. The Trust does not expect any distributions to qualify for any favorable tax rate that may apply to “qualified dividend income” or to qualify for the dividends received deduction for corporate shareholders.

During the last calendar year, the Trust’s distributions consisted of the following (no Class I Shares were outstanding):

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Calendar Year 12/31/14

	Exempt-Interest Dividends	Capital Gains Distributions	Ordinary Income Dividends
Class A Shares	100.00%	0.00%	0.00%
Class C Shares	100.00%	0.00%	0.00%
Class Y Shares	100.00%	0.00%	0.00%

Net capital gains of the Trust, if any, realized through October 31st of each year and not previously paid out will be paid out after that date. The Trust may also pay supplemental distributions after the end of its fiscal year. You may want to avoid buying shares of the Trust when the Trust is about to declare a taxable dividend or capital gain distribution, because it will be taxable to you even though it may represent a return of a portion of your investment.

Dividends declared in October, November or December and paid to you in January are treated for Federal income tax purposes as if received in December. You will receive information on the tax status of the Trust’s dividends and distributions annually.

If you sell shares of the Trust or exchange them for shares of another fund, it is generally considered a taxable event, and will give rise to a capital gain or loss if you hold your Trust shares as a capital asset. A capital gain or loss will be long-term if you have held your shares for more than one year and otherwise will be short-term.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gain from redemptions of Trust shares will generally be taken into account in determining your “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

If you are neither a citizen nor a resident of the United States, certain dividends that you receive from the Trust may be subject to Federal withholding tax. Most distributions are expected to be exempt-interest dividends, which are not subject to such withholding. To the extent that distributions consist of ordinary dividends or other payments that are subject to withholding, the Trust will withhold Federal income tax at the rate of 30% (or such lower rate as may be determined in accordance with an applicable tax treaty). Distributions of net capital gain are generally exempt from such withholding.

If you do not provide the Trust with your correct taxpayer identification number and any required certifications, you will be subject to backup withholding on distributions, dividends (including exempt-interest dividends) and redemption proceeds payable to you by the Trust. The backup withholding rate is 28%. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Oregon taxes

Distributions by the Trust of interest income from Oregon Obligations will generally be exempt from Oregon personal income tax. Distributions by the Trust of interest income from obligations of the United States and certain federal agencies and instrumentalities, and obligations of certain other government issuers, such as the Commonwealth of the Northern Mariana Islands, the Commonwealth of Puerto Rico, and the United States Territories of Guam, Samoa, and Virgin Islands, that Oregon is prohibited under Federal law from taxing under the state’s personal income tax, are generally also exempt from the Oregon personal income tax.   Other distributions from the Trust, including capital gain dividends and ordinary dividends, and distributions of interest income from obligations of other states (or of a political subdivision of any

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other state), will generally not be exempt from Oregon personal income tax.

Pursuant to legislation enacted in June 2015, Oregon will be authorized to issue revenue bonds under the Oregon Facilities Authority (“OFA Bonds”) to finance certain projects located outside of Oregon. Distributions of interest income by the Trust attributable to OFA Bonds will be exempt from Oregon personal income tax only to the extent that the structures financed with the proceeds of the bonds are deemed under the legislation to be located within the State of Oregon.

Distributions of interest income by the Trust attributable to Oregon Obligations, or of obligations of any other state or political subdivision of a state, are not exempt from the Oregon corporation excise tax or the Oregon corporation income tax, if applicable. Corporations and other entities subject to the Oregon corporation excise tax or Oregon corporation income tax should consult their tax advisers before investing in the Trust.

Shareholders of the Trust should consult their tax advisers about these and other state and local tax consequences of their investment in the Trust.

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AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS

The financial highlights table is intended to help you understand the Trust’s financial performance for the past five years of the Trust’s operations.  Certain information reflects financial results for a single Trust share.  The total returns in the table represent the rate that an investor would have earned or lost on an investment in the Trust (assuming reinvestment of all dividends and distributions).  This information has been audited by Tait, Weller & Baker LLP (independent registered public accounting firm), whose report, along with the Trust’s financial statements, is included in the annual report and is available upon request. No Class I Shares were outstanding during the periods shown.

	Class A
	Year	Year	Six Months		Year Ended September 30,
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$11.01	$11.37	$11.53		$11.12	$11.18	$11.05
Income (loss) from investment operations:
Net investment income(1)	0.33	0.35	0.18		0.37	0.38	0.40
Net gain (loss) on securities (both
realized and unrealized)	0.30	(0.36)	(0.11)		0.41	(0.06)	0.13
Total from investment operations	0.63	(0.01)	0.07		0.78	0.32	0.53
Less distributions:
Dividends from net investment income	(0.33)	(0.35)	(0.18)		(0.37)	(0.38)	(0.40)
Distributions from capital gains	–	– (4)	(0.05)		–	–	–
Total distributions	(0.33)	(0.35)	(0.23)		(0.37)	(0.38)	(0.40)
Net asset value, end of period	$11.31	$11.01	$11.37		$11.53	$11.12	$11.18
Total return(not reflecting sales charge)	5.80%	(0.04)%	0.54	%(2)	7.14%	3.05%	4.95%
Ratios/supplemental data
Net assets, end of period (in millions)	$398	$385	$425		$419	$380	$400
Ratio of expenses to average net assets	0.74%	0.73%	0.71	%(3)	0.74%	0.76%	0.72%
Ratio of net investment income to
average net assets	2.96%	3.16%	3.08	%(3)	3.29%	3.55%	3.65%
Portfolio turnover rate	5%	5%	3	%(2)	8%	15%	9%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were:

Ratio of expenses to average net assets	0.74%	0.74%	0.72	%(3)	0.75%	0.76%	–
Ratio of net investment income to
average net assets	2.96%	3.16%	3.07	%(3)	3.28%	3.55%	–

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.74%	0.73%	0.71	%(3)	0.74%	0.76%	0.72%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Amount represents less than $0.01.

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

33 / Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

	Class C
	Year	Year	Six Months		Year Ended September 30,
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$11.00	$11.36	$11.52		$11.11	$11.17	$11.04
Income (loss) from investment operations:
Net investment income(1)	0.24	0.25	0.13		0.27	0.29	0.30
Net gain (loss) on securities (both
realized and unrealized)	0.30	(0.36)	(0.11)		0.42	(0.06)	0.14
Total from investment operations	0.54	(0.11)	0.02		0.69	0.23	0.44
Less distributions:
Dividends from net investment income	(0.24)	(0.25)	(0.13)		(0.28)	(0.29)	(0.31)
Distributions from capital gains	–	– (4)	(0.05)		–	–	–
Total distributions	(0.24)	(0.25)	(0.18)		(0.28)	(0.29)	(0.31)
Net asset value, end of period	$11.30	$11.00	$11.36		$11.52	$11.11	$11.17
Total return(not reflecting CDSC)	4.91%	(0.89)%	0.11	%(2)	6.24%	2.18%	4.07%
Ratios/supplemental data
Net assets, end of period (in millions)	$32	$29	$39		$38	$27	$29
Ratio of expenses to average net assets	1.58%	1.58%	1.56	%(3)	1.59%	1.61%	1.57%
Ratio of net investment income to
average net assets	2.11%	2.31%	2.23	%(3)	2.42%	2.70%	2.78%
Portfolio turnover rate	5%	5%	3	%(2)	8%	15%	9%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were:

Ratio of expenses to average net assets	1.59%	1.59%	1.57	%(3)	1.59%	1.61%	–
Ratio of net investment income to
average net assets	2.10%	2.31%	2.22	%(3)	2.42%	2.70%	–

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	1.58%	1.58%	1.56	%(3)	1.59%	1.61%	1.57%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Amount represents less than $0.01.

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

34 / Aquila Tax-Free Trust of Oregon

AQUILA TAX-FREE TRUST OF OREGON
FINANCIAL HIGHLIGHTS (continued)

	Class Y
	Year	Year	Six Months		Year Ended September 30,
	Ended 3/31/15	Ended 3/31/14	Ended 3/31/13†		2012	2011	2010
Net asset value, beginning of period	$11.00	$11.36	$11.52		$11.11	$11.18	$11.04
Income (loss) from investment operations:
Net investment income(1)	0.35	0.36	0.18		0.39	0.40	0.42
Net gain (loss) on securities (both
realized and unrealized)	0.30	(0.36)	(0.11)		0.41	(0.07)	0.14
Total from investment operations	0.65	–	0.07		0.80	0.33	0.56
Less distributions:
Dividends from net investment income	(0.35)	(0.36)	(0.18)		(0.39)	(0.40)	(0.42)
Distributions from capital gains	–	– (4)	(0.05)		–	–	–
Total distributions	(0.35)	(0.36)	(0.23)		(0.39)	(0.40)	(0.42)
Net asset value, end of period	$11.30	$11.00	$11.36		$11.52	$11.11	$11.18
Total return	5.97%	0.11%	0.61	%(2)	7.30%	3.11%	5.21%
Ratios/supplemental data
Net assets, end of period (in millions)	$126	$87	$89		$84	$71	$95
Ratio of expenses to average net assets	0.58%	0.58%	0.56	%(3)	0.59%	0.61%	0.57%
Ratio of net investment income to
average net assets	3.10%	3.31%	3.23	%(3)	3.44%	3.70%	3.80%
Portfolio turnover rate	5%	5%	3	%(2)	8%	15%	9%

Expense and net investment income ratios without the effect of the contractual waiver of management fees were:

Ratio of expenses to average net assets	0.59%	0.59%	0.57	%(3)	0.60%	0.61%	–
Ratio of net investment income to
average net assets	3.10%	3.31%	3.22	%(3)	3.43%	3.70%	–

Expense ratios after giving effect to the contractual waiver of management fees and expense offset for uninvested cash balances were:

Ratio of expenses to average net assets	0.58%	0.58%	0.56	%(3)	0.59%	0.61%	0.57%

________________
(1)	Per share amounts have been calculated using the daily average shares method.

(2)	Not annualized.

(3)	Annualized.

(4)	Amount represents less than $0.01.

†	Effective December 1, 2012, the Trust changed its fiscal year end from September 30 to March 31. The information presented is for the period October 1, 2012 to March 31, 2013.

Note:	On January 1, 2011, Kirkpatrick Pettis Capital Management became the Trust’s Investment Sub-Adviser, replacing FAF Advisors, Inc.

35 / Aquila Tax-Free Trust of Oregon

Founders
Lacy B. Herrmann (1929-2012)
Aquila Management Corporation, Sponsor

Manager
Aquila Investment Management LLC
120 West 45th Street, Suite 3600 * New York, New York 10036

Investment Sub-Adviser
Kirkpatrick Pettis Capital Management
2 Centerpointe Drive, Suite 500 * Lake Oswego, Oregon 97035

Board of Trustees
James A. Gardner, Chair
Diana P. Herrmann, Vice Chair
Gary C. Cornia
Henry H. Hewitt
Edmund P. Jensen
John W. Mitchell
Patricia L. Moss
Ralph R. Shaw
Nancy Wilgenbusch

Officers
Diana P. Herrmann, President
Charles E. Childs, III, Executive Vice President and Secretary
Marie E. Aro, Senior Vice President
Paul G. O’Brien, Senior Vice President
Christine L. Neimeth, Vice President
Randall S. Fillmore, Chief Compliance Officer
Joseph P. DiMaggio, Chief Financial Officer and Treasurer

Distributor
Aquila Distributors, Inc.
120 West 45th Street, Suite 3600 * New York, New York 10036

Transfer and Shareholder Servicing Agent
BNY Mellon
4400 Computer Drive
Westborough, Massachusetts 01581

Independent Registered Public Accounting Firm
Tait, Weller & Baker LLP
1818 Market Street, Suite 2400 * Philadelphia, Pennsylvania 19103

Counsel
Morgan, Lewis & Bockius LLP
One Federal Street
Boston, Massachusetts 02110

This Prospectus concisely states information about the Trust that you should know before investing. A Statement of Additional Information about the Trust (the “SAI”) has been filed with the Securities and Exchange Commission.  The SAI contains information about the Trust and its management not included in this Prospectus. The SAI is incorporated by reference into this Prospectus and is therefore legally a part of this Prospectus.

The Trust’s annual and semi-annual reports to shareholders contain additional information about the Trust’s investments. The Trust’s annual report additionally includes a discussion of the market conditions and investment strategies that significantly affected the Trust’s performance during its last fiscal year. You can get the SAI and the Trust’s annual and semi-annual reports without charge upon request, and request other information about the Trust and make other inquiries, by calling 800-437-1020 (toll-free) or by visiting the Trust’s website at wwww.aquilafunds.com.

In addition, you can review and copy information about the Trust (including the SAI) at the Public Reference Room of the SEC in Washington, D.C. Information on the operation of the Public Reference Room is available by calling 202-551-8090. Reports and other information about the Trust are also available on the EDGAR Database at the SEC’s Internet site at http://www.sec.gov. Copies of this information can be obtained, for a duplicating fee, by E-mail request to publicinfo@sec.gov or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520.

The file number under which the Trust is registered with the SEC under the Investment Company Act of 1940 is 811-4626.

	CLASS A SHARES		CLASS C SHARES		CLASS I SHARES		CLASS Y SHARES
	SYMBOL	CUSIP#	SYMBOL	CUSIP#	SYMBOL	CUSIP#	SYMBOL	CUSIP#
Aquila Tax-Free Trust of Oregon	ORTFX	03842N105	ORTCX	03842N204	ORTIX	876932401	ORTYX	03842N303

Aquila Tax-Free Trust of Oregon
120 West 45th Street, Suite 3600
New York, NY  10036
800-437-1020
212-697-6666

Tickers:	Class A – ORTFX	Class C – ORTCX
	Class I – ORTIX	Class Y – ORTYX

Statement of Additional Information	July 24, 2015

This Statement of Additional Information (the “SAI”) has been incorporated by reference into the Prospectus for the Trust dated July 24, 2015. The SAI is not a prospectus. The SAI should be read in conjunction with the Prospectus.

The Prospectus may be obtained from the Trust’s Distributor, Aquila Distributors, Inc.
120 West 45th Street, Suite 3600, New York, NY  10036
800-437-1020 toll-free
or 212-697-6666

Financial Statements

The financial statements and financial highlights for the Trust (File Nos. 33-4382 and 811-04626) for the fiscal year ended March 31, 2015, which are contained in the Annual Report for that fiscal year filed with the Securities and Exchange Commission on June 8, 2015 (Accession No. 0000791049-15-000012), are hereby incorporated by reference into this SAI. These financial statements have been audited by Tait, Weller & Baker LLP, independent registered public accounting firm, whose report thereon is incorporated herein by reference. The Annual Report can be obtained without charge by calling 800-437-1020 toll-free.

Trust History	2
Investment Objctive, Investment Strategies and Risks	2
Trust Policies	8
Management of the Trust	10
Ownership of Securities	21
Investment Advisory and Other Services	22
Brokerage Allocation and Other Practices	36
Capital Stock	37
Purchase, Redemption, and Pricing of Shares	38
Additional Tax Information	48
Underwriters	53
Appendix A: Description of Securities Ratings	A-1
Appendix B - Additional Information About the Oregon Economy and Oregon Obligations	B-1

Aquila Tax-Free Trust of Oregon

Aquila Tax-Free Trust of Oregon

Statement of Additional Information

Trust History

The Trust is a series of The Cascades Trust, a Massachusetts business trust (the “Business Trust”), formed in 1985 under the name Tax-Free Trust of Oregon. On August 10, 1989, the name of the Business Trust was changed to The Cascades Trust. The Business Trust presently has only one active series, the original series, Aquila Tax-Free Trust of Oregon.  The Trust is an open-end, non-diversified management investment company.

Investment Objective, Investment Strategies and Risks

The Trust’s Prospectus discusses the Trust’s investment objective and strategies. The following discussion supplements the description of the Trust’s investment strategies in its Prospectus.

Investment Objective

The Trust’s objective is to provide you as high a level of current income exempt from Oregon state and regular Federal income taxes as is consistent with preservation of capital.

Principal Investment Strategies

Under normal circumstances, at least 80% of the Trust’s net assets will be invested in municipal obligations that pay interest exempt, in the opinion of bond counsel, from Oregon state and regular Federal income taxes, the income paid upon which will not be subject to the Federal alternative minimum tax on individuals.

Supplemental Information Regarding Principal Investment Strategies

The following provides additional information about the Trust’s principal investment strategies and risks and the securities in which the Trust may invest.

Percentage Limitations

The Trust’s compliance with its investment limitations and requirements is determined at the time of investment unless otherwise stated herein or in the Trust’s policies and procedures.  If a percentage limitation is complied with at the time of an investment, any subsequent change in percentage resulting from a change in values or assets, or a change in credit quality, will not constitute a violation of that limitation.

Ratings

The ratings assigned by Moody’s Investors Service, Inc. (“Moody’s”), Standard & Poor’s (“S&P”) and Fitch Ratings (“Fitch”), nationally recognized statistical rating organizations, represent their respective opinions of the quality of the municipal bonds and notes which they undertake to rate. It should be emphasized, however, that ratings are general and not absolute standards of quality. Consequently, obligations with the same maturity, stated interest rate and rating may have different yields, while obligations of the same maturity and stated interest rate with different ratings may have the same yield.

Rating agencies consider municipal obligations that have only the fourth highest credit rating to be of medium quality. Thus, they may present investment risks which do not exist with more highly rated obligations. Such obligations possess less attractive investment characteristics. Changes in economic conditions or other circumstances are more likely to lead to a weakened capacity to make principal and interest payments than is the case for higher-grade bonds.

Aquila Tax-Free Trust of Oregon
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Credit rating or credit quality of a security is determined at the time of purchase. If, after purchase, the credit rating on a security is downgraded or the credit quality deteriorates, or if the duration of a security is extended, the Trust’s investment adviser will decide whether the security should continue to be held or sold.

See Appendix A to this SAI for further information about the ratings of these organizations that apply to the various rated Oregon Obligations which the Trust may purchase.

Additional Information About the Oregon Economy

The Trust intends to invest a high proportion of its assets in Oregon municipal obligations. Payment of interest and preservation of principal is dependent upon the continuing ability of Oregon issuers and/or obligors of state, municipal and public authority debt obligations to meet their obligations thereunder. Information concerning certain factors affecting the economy of the State of Oregon is set forth in Appendix B to this SAI.

There can be no assurance that current or future economic difficulties in the United States or Oregon and the resulting impact on the State will not adversely affect the market value of Oregon municipal obligations held by the Trust or the ability of particular issuers to make timely payments of debt service on these obligations. It should also be noted that the fiscal condition and creditworthiness of the State may not have a direct relationship to the fiscal condition or creditworthiness of other issuers or obligors of Oregon municipal obligations. There is no obligation on the part of the State to make payments on those securities in the event of default.

Municipal Bonds

The two principal classifications of municipal bonds are “general obligation” bonds and “revenue” bonds. General obligation bonds are secured by the issuer’s pledge of its full faith, credit and unlimited taxing power for the payment of principal and interest. Revenue or special tax bonds are payable only from the revenues derived from a particular facility or class of facilities or projects or, in a few cases, from the proceeds of a special excise or other tax, but are not supported by the issuer’s power to levy unlimited general taxes. There are, of course, variations in the security of municipal bonds, both within a particular classification and between classifications, depending on numerous factors. The yields of municipal bonds depend on, among other things, general financial conditions, general conditions of the municipal bond market, the size of a particular offering, the maturity of the obligation and the rating of the issue.

Since the Trust may invest in industrial development bonds or private activity bonds, the Trust may not be an appropriate investment for entities that are “substantial users” of facilities financed by those bonds or for investors who are “related persons” of such users. Generally, an individual will not be a “related person” under the Internal Revenue Code of 1986, as amended (the “Code”) unless such investor or his or her immediate family (spouse, brothers, sisters and lineal descendants) owns directly or indirectly in the aggregate more than 50 percent of the equity of a corporation or is a partner of a partnership which is a “substantial user” of a facility financed from the proceeds of those bonds. A “substantial user” of such facilities is defined generally as a “non-exempt person who regularly uses a part of a facility” financed from the proceeds of industrial development or private activity bonds.

As indicated in the Prospectus, there are certain Oregon Obligations the interest on which is subject to the Federal alternative minimum tax on individuals. While the Trust may purchase these obligations, it may, on the other hand, refrain from purchasing particular Oregon Obligations due to this tax consequence. Also, as indicated in the Prospectus, the Trust will not purchase obligations of Oregon issuers the interest on which is subject to regular Federal income tax. The foregoing may reduce the number of issuers of obligations that are available to the Trust.

Municipal Downgrades and Bankruptcies. Municipal bonds may be more susceptible to being downgraded, and issuers of municipal bonds may be more susceptible to default and bankruptcy, during recessions or similar periods of economic stress. Factors contributing to the economic stress on municipalities may include lower property tax collections as a result of lower home values, lower sales tax revenue as a result of consumers cutting back from spending, and lower income tax revenue as a result of a high unemployment rate. In addition, as certain municipal obligations may be secured or guaranteed by banks and other institutions, the risk to a fund could increase if the banking or financial sector suffers an economic downturn and/or if the credit ratings of the

Aquila Tax-Free Trust of Oregon
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institutions issuing the guarantee are downgraded or at risk of being downgraded by a national rating organization. Such a downward revision or risk of being downgraded may have an adverse effect on the market prices of the bonds and thus the value of a fund’s investments.

Recent downgrades of certain municipal securities insurers have negatively impacted the price of certain insured municipal securities. Given the large number of potential claims against municipal securities insurers, there is a risk that they will be unable to meet all future claims. Certain municipal issuers either have been unable to issue bonds or access the market to sell their issues or, if able to access the market, have issued bonds at much higher rates, which may reduce revenues available for municipal issuers to pay existing obligations. Should the State or municipalities fail to sell bonds when and at the rates projected; the State could experience significantly increased costs in the General Fund and a weakened overall cash position in the current fiscal year.

Further, an insolvent municipality may file for bankruptcy. For example, Chapter 9 of the Bankruptcy Code provides a financially distressed municipality protection from its creditors while it develops and negotiates a plan for reorganizing its debts. “Municipality” is defined broadly by the Bankruptcy Code as a “political subdivision or public agency or instrumentality of a state” and may include various issuers of securities in which the fund invests. The reorganization of a municipality’s debts may be accomplished by extending debt maturities, reducing the amount of principal or interest, refinancing the debt or other measures which may significantly affect the rights of creditors and the value of the securities issued by the municipality and the value of a fund’s investments.

When-Issued and Delayed Delivery Obligations

The Trust may buy Oregon Obligations on a when-issued or delayed delivery basis. The purchase price and the interest rate payable on the Oregon Obligations are fixed on the transaction date. At the time the Trust makes the commitment to purchase Oregon Obligations on a when-issued or delayed delivery basis, it will record the transaction and thereafter reflect the value each day of such Oregon Obligations in determining its net asset value. The Trust will make commitments for such when-issued transactions only when it has the intention of actually acquiring the Oregon Obligations.

Zero Coupon Securities

The Trust may invest in zero coupon securities. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity.

The income-producing securities that the Trust might invest in include securities that make periodic interest payments as well as those that make interest payments on a deferred basis or pay interest only at maturity (e.g., Treasury bills or zero coupon bonds).

Current Federal income tax law requires holders of zero coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify for treatment as a “regulated investment company” under the Internal Revenue Code of 1986, as amended (the “Code”), the Trust must generally distribute substantially all of its net income, including the original issue discount accrued on zero coupon bonds. Because the Trust would not receive cash payments on a current basis in respect of accrued original-issue discount on zero coupon bonds during the period before interest payments begin, in some years the Trust might have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. The Trust might obtain such cash from selling other portfolio holdings which might cause the Trust to incur capital gains or losses on the sale. Additionally, these actions would be likely to reduce the assets to which Trust expenses could be allocated and may reduce the rate of return for the Trust. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for the Trust to sell the securities at the time.

Aquila Tax-Free Trust of Oregon
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Generally, the market prices of zero coupon securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities having similar maturities and credit quality.

Determination of the Marketability of Certain Securities

In determining marketability of floating and variable rate demand notes and participation interests (including municipal lease/purchase obligations) the Board of Trustees will consider the Sub-Adviser’s opinion as to marketability of the issue and other factors that may be applicable to any particular issue.

Futures Contracts and Options

The Trust is permitted to buy and sell futures contracts relating to municipal security indices (“Municipal Security Index Futures”) and to U.S. Government securities (“U.S. Government Securities Futures,” together referred to as “Futures”), and exchange-traded options based on Futures as a possible means of protecting the asset value of the Trust during periods of changing interest rates. The following discussion is intended to explain briefly the workings of Futures and options on them.

Unlike when the Trust purchases or sells an Oregon Obligation, no price is paid or received by the Trust upon the purchase or sale of a Future. Initially, however, when such transactions are entered into, the Trust will be required to deposit with the futures commission merchant (“broker”) an amount of cash or Oregon Obligations equal to a varying specified percentage of the contract amount. This amount is known as initial margin. Subsequent payments, called variation margin, to and from the broker, will be made on a daily basis as the price of the underlying index or security fluctuates making the Future more or less valuable, a process known as marking to market. Insolvency of the broker may make it more difficult to recover initial or variation margin. Changes in variation margin are recorded by the Trust as unrealized gains or losses. Margin deposits do not involve borrowing by the Trust and may not be used to support any other transactions. At any time prior to expiration of the Future, the Trust may elect to close the position by taking an opposite position which will operate to terminate the Trust’s position in the Future. A final determination of variation margin is then made. Additional cash is required to be paid by or released to the Trust and it realizes a gain or a loss. Although Futures by their terms call for the actual delivery or acceptance of cash, in most cases the contractual obligation is fulfilled without having to make or take delivery. All transactions in the futures markets are subject to commissions payable by the Trust and are made, offset or fulfilled through a clearing house associated with the exchange on which the contracts are traded. Although the Trust intends to buy and sell Futures only on an exchange where there appears to be an active secondary market, there is no assurance that a liquid secondary market will exist for any particular Future at any particular time. In such event, or in the event of an equipment failure at a clearing house, it may not be possible to close a futures position.

Municipal Security Index Futures are futures contracts based on an index of municipal bonds. Daily values are assigned to the bonds included in the index based on the independent assessment of a pricing service, and the value of the index fluctuates with changes in those constituent values. The two parties to the contract agree to take or make delivery of a cash amount based on the difference between the value of the index on the last trading day of the contract and the price at which the contract was originally struck.

There are as of the date of this Statement of Additional Information U.S. Government Securities Futures contracts based on long-term Treasury bonds, Treasury notes, GNMA Certificates and three-month Treasury bills. U.S. Government Securities Futures have traded longer than Municipal Security Index Futures, and the depth and liquidity available in the trading markets for them are in general greater.

Call Options on Futures Contracts. The Trust may also purchase and sell exchange-traded call and put options on Futures. The purchase of a call option on a Future is analogous to the purchase of a call option on an individual security. Depending on the pricing of the option compared to either the Future upon which it is based, or upon the price of the underlying debt securities, it may or may not be less risky than ownership of the futures

Aquila Tax-Free Trust of Oregon
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contract or underlying debt securities. Like the purchase of a futures contract, the Trust may purchase a call option on a Future to hedge against a market advance when the Trust is not fully invested.

The writing of a call option on a Future constitutes a partial hedge against declining prices of the securities which are deliverable upon exercise of the Future. If the price at expiration of the Future is below the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any decline that may have occurred in the Trust’s portfolio holdings.

Put Options on Futures Contracts. The purchase of put options on a Future is analogous to the purchase of protective put options on portfolio securities. The Trust may purchase a put option on a Future to hedge the Trust’s portfolio against the risk of rising interest rates.

The writing of a put option on a Future constitutes a partial hedge against increasing prices of the securities which are deliverable upon exercise of the Future. If the Future price at expiration is higher than the exercise price, the Trust will retain the full amount of the option premium which provides a partial hedge against any increase in the price of securities which the Trust intends to purchase.

The writer of an option on a Future is required to deposit initial and variation margin pursuant to requirements similar to those applicable to Futures. Premiums received from the writing of an option will be included in initial margin. The writing of an option on a Future involves risks similar to those relating to Futures.

Risk Factors in Futures Transactions and Options

One risk in employing Futures or options on Futures to attempt to protect against the price volatility of the Trust’s Oregon Obligations is that the Sub-Adviser could be incorrect in its expectations as to the extent of various interest rate movements or the time span within which the movements take place. For example, if the Trust sold a Future in anticipation of an increase in interest rates, and then interest rates went down instead, the Trust would lose money on the sale.

Another risk as to Futures or options on them arises because of the imperfect correlation between movement in the price of the Future and movements in the prices of the Oregon Obligations which are the subject of the hedge. The risk of imperfect correlation increases as the composition of the Trust’s portfolio diverges from the municipal securities included in the applicable index or from the securities underlying the U.S. Government Securities Futures. The price of the Future or option may move more than or less than the price of the Oregon Obligations being hedged. If the price of the Future or option moves less than the price of the Oregon Obligations which are the subject of the hedge, the hedge will not be fully effective but, if the price of the Oregon Obligations being hedged has moved in an unfavorable direction, the Trust would be in a better position than if it had not hedged at all. If the price of the Oregon Obligations being hedged has moved in a favorable direction, this advantage will be partially offset by the Future or option. If the price of the Future or option has moved more than the price of the Oregon Obligations, the Trust will experience either a loss or gain on the Future or option which will not be completely offset by movements in the price of the Oregon Obligations which are the subject of the hedge. To compensate for the imperfect correlation of movements in the price of the Oregon Obligations being hedged and movements in the price of the Futures or options, the Trust may buy or sell Futures or options in a greater dollar amount than the dollar amount of the Oregon Obligations being hedged if the historical volatility of the prices of the Oregon Obligations being hedged is less than the historical volatility of the debt securities underlying the hedge. It is also possible that, where the Trust has sold Futures or options to hedge its portfolio against decline in the market, the market may advance and the value of the Oregon Obligations held in the Trust’s portfolio may decline. If this occurred the Trust would lose money on the Future or option and also experience a decline in value of its portfolio securities.

Where Futures or options are purchased to hedge against a possible increase in the price of Oregon Obligations before the Trust is able to invest in them in an orderly fashion, it is possible that the market may decline instead; if the Trust then decides not to invest in the Oregon Obligations at that time because of concern as to

Aquila Tax-Free Trust of Oregon
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possible further market decline or for other reasons, the Trust will realize a loss on the Futures or options that is not offset by a reduction in the price of the Oregon Obligations which it had anticipated purchasing.

The particular municipal securities comprising the index underlying Municipal Security Index Futures will vary from the bonds held by the Trust. The correlation of the hedge with such bonds may be affected by disparities in the average maturity, ratings, geographical mix or structure of the Trust’s investments as compared to those comprising the Index, and general economic or political factors. In addition, the correlation between movements in the value of the Municipal Security Index may be subject to change over time, as additions to and deletions from the Municipal Security Index alter its structure. The correlation between U.S. Government Securities Futures and the municipal bonds held by the Trust may be adversely affected by similar factors and the risk of imperfect correlation between movements in the prices of such Futures and the prices of municipal obligations held by the Trust may be greater.

Trading in Municipal Security Index Futures may be less liquid than trading in other Futures. The trading of Futures and options is also subject to certain market risks, such as inadequate trading activity or limits on upward or downward price movements which could at times make it difficult or impossible to liquidate existing positions.

Regulatory Aspects of Futures and Options

In connection with futures and options transactions, the Trust will segregate cash or liquid assets in an amount required to comply with the 1940 Act.  Such segregated assets will be valued at market daily.  If the aggregate value of such segregated assets declines below the aggregate value required to satisfy the 1940 Act requirements, additional liquid assets will be segregated.  In some instances, the Trust may “cover” its obligations using other methods permitted under the 1940 Act, orders or releases issued by the SEC thereunder, or no-action letters or other guidance of the SEC staff.

The “sale” of a Future means the acquisition by the Trust of an obligation to deliver an amount of cash equal to a specified dollar amount times the difference between the value of the  index or government security at the close of the last trading day of the Future and the price at which the Future is originally struck (which the Trust anticipates will be lower because of a subsequent rise in interest rates and a corresponding decline in the index value). This is referred to as having a “short” Futures position. The “purchase” of a Future means the acquisition by the Trust of a right to take delivery of such an amount of cash. In this case, the Trust anticipates that the closing value will be higher than the price at which the Future is originally struck. This is referred to as having a “long” futures position. No physical delivery of the bonds making up the index or the U.S. government securities, as the case may be, is made as to either a long or a short futures position.

Europe - Recent Events

A number of countries in Europe have experienced severe economic and financial difficulties.  Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity.  These difficulties may continue, worsen or spread within and without Europe.  Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences.  Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world.  In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union.  The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching.  Even though the Trust does not invest in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of the Trust’s investments due to the interconnected nature of the global economy and capital markets.   The Trust may be susceptible to these events to the extent that the Trust invests in municipal obligations with credit support by non-U.S. financial institutions.

Aquila Tax-Free Trust of Oregon
ORB15

Supplemental Information Regarding Other Investment Strategies and Practices

The following provides additional information about other investment strategies and practices that the Trust may use.

Defensive Investing

Defensive Investing.  The Trust may depart from its principal investment strategies in response to adverse market, economic or political conditions and hold cash uninvested without regard to any percentage limitations.  Although the Trust has the ability to take defensive positions, the Trust’s Manager may choose not to do so for a variety of reasons, even during volatile market conditions.

If the Trust holds cash uninvested, it will be subject to the credit risk of the depository institution holding the cash.  In addition, the Trust will not earn income on the cash and the Trust’s yield will go down.  If a significant amount of the Trust’s assets are used for defensive investing purposes, it will be more difficult for the Trust to achieve its investment objectives.

Supplemental Information Regarding Other Risks

Cyber Security Issues

With the increased use of technologies such as the Internet to conduct business, the Trust is susceptible to operational, information security and related risks. In general, cyber incidents can result from deliberate attacks or unintentional events. Cyber attacks include, but are not limited to, gaining unauthorized access to digital systems (e.g., through “hacking” or malicious software coding) for purposes of misappropriating assets or sensitive information, corrupting data, or causing operational disruption. Cyber attacks may also be carried out in a manner that does not require gaining unauthorized access, such as causing denial-of-service attacks on websites (i.e., efforts to make network services unavailable to intended users). Cyber security failures or breaches by the Trust’ manager, sub-advisers, transfer agent, distributor and other service providers (including, but not limited to, the Trust’ custodian and financial intermediaries), and the issuers of securities in which the Trust invests, have the ability to cause disruptions and impact business operations potentially resulting in financial losses, interference with the Trust’s ability to calculate its NAV, impediments to trading, the inability of Trust shareholders to transact business, violations of applicable privacy and other laws, regulatory fines, penalties, reputational damage, reimbursement or other compensation costs, or additional compliance costs. In addition, substantial costs may be incurred in order to prevent any cyber incidents in the future. While the Trust’ service providers have established business continuity plans in the event of, and risk management systems to prevent, such cyber attacks, there are inherent limitations in such plans and systems including the possibility that certain risks have not been identified. Furthermore, the Trust cannot control the cyber security plans and systems put in place by the Trust’ service providers and issuers in which the Trust invests. The Trust and its shareholders could be negatively impacted as a result.

Trust Policies

Investment Restrictions

The Trust has adopted certain fundamental investment policies which, along with the Trust’s investment objective, may not be changed without the affirmative vote of the holders of a “majority of the outstanding voting securities” (as defined in the 1940 Act) of the Trust.  For this purpose, a majority of the outstanding shares of the Trust means the vote of the lesser of (a) 67% or more of the dollar value of the Trust’s shares present at a meeting or represented by proxy if the holders of more than 50% of the dollar value of its shares are so present or represented; or (b) more than 50% of the dollar value of the Trust’s outstanding shares. The Board may change non-fundamental investment policies at any time.  The Trust’s fundamental policies are set forth below:

Aquila Tax-Free Trust of Oregon
ORB15

1. The Trust invests only in certain limited securities.

The Trust cannot buy any securities other than Oregon Obligations (discussed under “Investment of the Trust’s Assets” in the Prospectus and in “Investment Strategies and Risks” in the SAI), Municipal Security Index Futures, U.S. Government Securities Futures and options on such Futures; therefore the Trust cannot buy any voting securities, any commodities or commodity contracts other than Municipal Security Index Futures and U.S. Government Securities Futures, any mineral related programs or leases, any shares of other investment companies or any warrants, puts, calls or combinations thereof other than on Futures.

The Trust cannot purchase or hold the securities of any issuer if, to its knowledge, Trustees, Directors or officers of the Trust, its Adviser or Sub-Adviser who individually own beneficially more than 0.5% of the securities of that issuer, together own in the aggregate more than 5% of such securities.

The Trust cannot buy real estate or any non-liquid interests in real estate investment trusts; however, it can buy any securities which it can otherwise buy even though the issuer invests in real estate or has interests in real estate.

2. The Trust does not buy for control.

The Trust cannot invest for the purpose of exercising control or management of other companies.

3. The Trust does not sell securities it does not own or borrow from brokers to buy securities.

Thus, it cannot sell short or buy on margin; however, the Trust can make margin deposits in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures and options on them, and can pay premiums on these options.

4. The Trust is not an underwriter.

The Trust cannot engage in the underwriting of securities, that is, the selling of securities for others. Also, it cannot invest in restricted securities. Restricted securities are securities which cannot freely be sold for legal reasons.

5. The Trust has industry investment requirements.

The Trust cannot buy the obligations of issuers in any one industry if more than 25% of its total assets would then be invested in securities of issuers of that industry; the Trust will consider that a non-governmental user of facilities financed by industrial development bonds is an issuer in an industry.

6. The Trust cannot make loans.

The Trust can buy those Oregon Obligations which it is permitted to buy; this is investing, not making a loan. The Trust cannot lend its portfolio securities.

7. The Trust can borrow only in limited amounts for special purposes.

The Trust can borrow from banks for temporary or emergency purposes but only up to 10% of its total assets. It can mortgage or pledge its assets only in connection with such borrowing and only up to the lesser of the amounts borrowed or 5% of the value of its total assets. However, this shall not prohibit margin arrangements in connection with the purchase or sale of Municipal Security Index Futures, U.S. Government Securities Futures or options on them, or the payment of premiums on those options. Interest on borrowings would reduce the Trust’s income.

Aquila Tax-Free Trust of Oregon
ORB15

Except in connection with borrowings, the Trust will not issue senior securities.

The Trust will not purchase any Oregon Obligations, Futures or options on Futures while it has any outstanding borrowings which exceed 5% of the value of its total assets.

8. The Trust’s investment in obligations subject to the Federal alternative minimum tax is limited.

As a fundamental policy, at least 80% of the Trust’s net assets will be invested in Oregon Obligations the income paid upon which will not be subject to the alternative minimum tax on individuals; accordingly, the Trust can invest up to 20% of its net assets in obligations that are subject to the Federal alternative minimum tax on individuals.

Management of the Trust

The Board of Trustees

The business and affairs of the Trust are managed under the direction and control of its Board of Trustees. The Board of Trustees has authority over every aspect of the Trust’s operations, including approval of the advisory and any sub-advisory agreement and their annual renewal, contracts with all other service providers and payments under the Trust’s Distribution Plan and Shareholder Services Plan.

The Trust has a standing Audit Committee, consisting of all of the Trustees who are “independent” and are not “interested persons” of the Trust. The Committee determines what independent registered public accounting firm will be selected by the Board of Trustees, reviews the methods, scope and result of audits and the fees charged, and reviews the adequacy of the Trust’s internal accounting procedures and controls.  The Audit Committee held two meetings during the fiscal year ended March 31, 2015.

The Trust has a Nominating Committee, consisting of all of the non-interested Trustees.  The committee has a working group.  During the fiscal year ended March 31, 2015, the working group, which consisted of James A. Gardner, Edmund P. Jensen, John W. Mitchell, Ralph R. Shaw and Nancy Wilgenbusch, held one meeting.  The committee will consider nominees recommended by the shareholders who may send recommendations to the Trust at its principal address for the attention of the Chair of the Nominating Committee.

The Trust faces a number of risks, such as investment risk, counterparty risk, valuation risk, reputational risk, risk of operational failure or lack of business continuity, and legal, compliance and regulatory risk. The Board of Trustees seeks continuously to be alert to potential risks regarding the Trust’s business and operations as an integral part of its responsibility for oversight of the Trust.  The goal of risk management is to identify and address risks, i.e., events or circumstances that could have material adverse effects on the business, operations, shareholder services, investment performance or reputation of the Trust. Under the overall oversight of the Board of Trustees, the Trust and the Manager, the Sub-Adviser and other service providers to the Trust, employ a variety of processes, procedures and controls in an effort to identify, address and mitigate risks.

The Board of Trustees has a Chair who is an Independent Trustee. The Board of Trustees and its Chair address risk management as a regular part of their oversight responsibilities through contact with the Chief Compliance Officer and other key management personnel, and through policies and procedures in place for regulation of your Trust’s activities and conduct.

In addition, a Risk Identification Group, consisting of the Chief Compliance Officer, President, Executive Vice President and Treasurer of the Trust (who are also officers and/or employees of the Manager), as well as the Co-Presidents of the Distributor, meets and reports to the Board of Trustees as to significant risks and compliance matters. Issues raised are considered by the Board of Trustees as it deems appropriate.  Service providers to the Trust, such as the Trust’s independent accountants, also make periodic reports to the Board of Trustees with respect to various aspects of risk management.

Aquila Tax-Free Trust of Oregon
ORB15

The Board of Trustees recognizes that not all risks that may affect the Trust can be identified, that it may not be practical or cost-effective to eliminate or mitigate certain risks, that it may be necessary to bear certain risks (such as investment-related risks) to achieve the Trust’s goals, that the processes, procedures and controls employed to address certain risks may be limited in their effectiveness, and that some risks are simply beyond the control of the Trust, the Manager, the Sub-Adviser or other service providers. As a result of the foregoing and other factors, the Board of Trustees’ risk management oversight is subject to substantial limitations.

The Board of Trustees has determined that its leadership structure is appropriate because it serves to facilitate the orderly and efficient flow of information to the Trustees from management, including the Manager and the Sub-Adviser, and otherwise enhance the Board of Trustees' oversight role.  The Board of Trustees has also determined that its leadership structure is appropriate given the circumstances that the Trust invests primarily in municipal obligations issued by the State of Oregon, its counties and various other local authorities, and the Board of Trustees uses the local knowledge of its Trustees as well as their business experience.

Trustees and Officers

The following material includes information about the Trustees and officers of the Trust. All shares of the Trust listed as owned by the Trustees are Class A Shares unless indicated otherwise.

Aquila Tax-Free Trust of Oregon
ORB15

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Interested Trustee(4)
Diana P. Herrmann New York, NY (1958)	Vice Chair of the Board of Trustees since 2003, President since 1998 and Trustee since 1994
Vice Chair and Chief Executive Officer of Aquila Management Corporation, Founder and Sponsor of the Aquila Group of Funds(5) and parent of Aquila Investment Management LLC, Manager, since 2004, President since 1997, Chief Operating Officer, 1997-2008, a Director since 1984, Secretary since 1986 and previously its Executive Vice President, Senior Vice President or Vice President, 1986-1997; Chief Executive Officer and Vice Chair since 2004, President and Manager  since 2003, and Chief Operating Officer (2003-2008), of the Manager; Chair, Vice Chair, President, Executive Vice President and/or Senior Vice President of funds in the Aquila Group of Funds since 1986; Director of the Distributor since 1997; Governor, Investment Company Institute (the U.S. mutual fund industry trade organization dedicated to protecting shareholder interests and educating the public about investing) for various periods since 2004, and Chair of its Small Funds Committee, 2004-2009; active in charitable and volunteer organizations.
11
ICI Mutual Insurance Company, a Risk Retention Group (2006-2009 and 2010-2013); formerly Vice Chair and Trustee of Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds) 2004-2012

Aquila Tax-Free Trust of Oregon
ORB15

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Non-interested Trustees
James A. Gardner Terrebonne, OR (1943)	Chair of the Board of Trustees since 2005 and Trustee since 1986	President, Gardner Associates, an investment and real estate firm, since 1989; Owner and Developer of Vandevert Ranch, Sunriver, Oregon since 1989; Founding Partner, Chairman Emeritus and previously Chairman (1991-2010), Ranch at the Canyons, Terrebonne, Oregon; President Emeritus and previously President (1981-1989), Lewis and Clark College and Law School; director, Oregon High Desert Museum, 1989-2003; active in civic, business and educational organizations in Oregon; writer on Native American and settlement history of Oregon.	1	None
Gary C. Cornia St. George, UT (1948)	Trustee since 2002	Emeritus Dean and Professor, Marriott School of Management, Brigham Young University 2014-present; Professor, Marriott School of Management, Brigham Young University, 1980-2014; Dean, Marriott School of Management, 2008-2013; Director, Romney Institute of Public Management, Marriott School of Management, 2004-2008; Past President, National Tax Association; Fellow, Lincoln Institute of Land Policy, 2002-present; Associate Dean, Marriott School of Management, Brigham Young University, 1991-2000; member, Utah Governor's Tax Review Committee, 1993-2009.	8	Utah Foundation, Salt Lake City, UT; International Center for Land Policies and Training, Taipei, Taiwan, Director and Chair of Executive Committee

Aquila Tax-Free Trust of Oregon
ORB15

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Henry H. Hewitt Bend, OR (1941)	Trustee since 2015	Senior Counsel, Stoel Rives LLP, a Portland law firm, since 2011; Partner 1975-2011; active in community and educational organizations.	1	Cascade Bancorp and Bank of the Cascades; Columbia Forest Products; Hampton Affiliates (timber products) ; Life Trustee, Willamette University
Edmund P. Jensen Portland, OR (1937)	Trustee since 2003	President and CEO, VISA International, 1994-1999; Vice Chairman and Chief Operating Officer, US Bancorp, 1974-1994.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company; Lewis and Clark College, Portland, OR
John W. Mitchell Lake Oswego, OR (1944)	Trustee since 1999	Principal of M & H Economic Consultants; Economist, Western Region, for U.S. Bancorp 1998-2007; Chief Economist, U.S. Bancorp, Portland, Oregon, 1983-1998; member, Oregon Governor's Council of Economic Advisors, 1984-1998; Chairman, Oregon Governor's Technical Advisory Committee for Tax Review in 1998.	1	Oregon Mutual Insurance; Western Capital Corporation; Northwest Bank.
Patricia L. Moss Bend, OR (1953)	Trustee since 2015, 2002-2005; Trustee Emerita since 2005-2015	Vice Chairman, Cascade Bancorp and Bank of the Cascades since 2012, President and Chief Executive Officer 1997-2012; active in community and educational organizations.	1
Cascade Bancorp and Bank of the Cascades; MDU Resources Group; Co-Chair, Oregon Growth Board; formerly board member, North Pacific Group (building materials) and Central Oregon Independent Health Services

Ralph R. Shaw Portland, OR (1938)	Trustee since 2000	President, Shaw Management Company, an investment counseling firm, 1980-present; General Partner, Shaw Venture Partners, 1983-2005; Shaw Venture Partners II, 1987-2005; and Shaw Venture Partners III, 1994-2005.	1	FiveCubits, Inc. (formerly BMG Seltec), a software company, Rentrak Corporation; formerly director, Schnitzer Steel Industries, Inc., Telestream, Inc., One-to-One Interactive, Optimum Energy Co.

Aquila Tax-Free Trust of Oregon
ORB15

Name and Year of Birth (1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex(3) Overseen by Trustee	Other Directorships Held by Trustee During Past 5 Years
Nancy Wilgenbusch Marylhurst, OR (1947)	Trustee since 2002	President Emerita since 2008 and President 1984-2008, Marylhurst University; member, former Chair, Portland Branch of the Federal Reserve Bank of San Francisco; active board member of a number of civic organizations.	1	West Coast Bank; Cascade Corporation, a leading international manufacturer of lift truck attachments
 (1) The mailing address of each Trustee is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) Each Trustee holds office until the next annual meeting of shareholders or until his or her successor is elected and qualifies.

 (3) Includes certain Aquila-sponsored funds that are dormant and have no public shareholders.

(4)Ms. Herrmann is an “interested person” of the Trust, as that term is defined in the Investment Company Act of 1940, as amended (the “1940 Act”), as an officer of the Trust, as a director, officer and shareholder of the Manager’s corporate parent, as an officer and Manager of the Manager, and as a shareholder and director of the Distributor.

(5) The “Aquila Group of Funds” includes: Aquila Tax-Free Trust of Arizona, Aquila Tax-Free Fund of Colorado, Hawaiian Tax-Free Trust, Aquila Churchill Tax-Free Fund of Kentucky, Aquila Tax-Free Trust of Oregon, Aquila Narragansett Tax-Free Income Fund (Rhode Island) and Aquila Tax-Free Fund For Utah, each of which is a tax-free municipal bond fund and are called the “Aquila Municipal Bond Funds”; Aquila Three Peaks Opportunity Growth Fund, which is an equity fund; and Aquila Three Peaks High Income Fund, which is a high-income corporate bond fund.

Aquila Tax-Free Trust of Oregon
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Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Trustee Emeritus(3)
Vernon R. Alden Boston, MA (1923)	Trustee Emeritus since 2006
Retired; former director or trustee of various Fortune 500 companies, including Colgate-Palmolive and McGraw Hill; formerly President of Ohio University and Associate Dean of the Harvard University Graduate School of Business Administration; Trustee, Aquila Narragansett Tax-Free Income Fund, 1992-2006, Aquila Tax-Free Trust of Oregon, 1988-2001, Hawaiian Tax-Free Trust, 1989-2001, and Pacific Capital Funds of Cash Assets Trust (three money-market funds in the Aquila Group of Funds, consisting of Pacific Capital Cash Assets Trust, Pacific Capital Tax-Free Cash Assets Trust and Pacific Capital U.S. Government Securities Cash Assets Trust), 1989-2001; Trustee Emeritus, Aquila Narragansett Tax-Free Income Fund and Aquila Tax-Free Trust of Oregon since 2006; member of several Japan-related advisory councils, including Chairman of the Japan Society of Boston;  trustee of various cultural, educational and civic organizations.

Officers
Charles E. Childs, III New York, NY (1957)	Executive Vice President since 2003 and Secretary since 2011
Executive Vice President of all funds in the Aquila Group of Funds and the Manager and the Manager’s parent since 2003; Chief Operating Officer of the Manager and the Manager’s parent since 2008; Secretary of all funds in the Aquila Group of Funds since 2011; formerly Senior Vice President, corporate development, Vice President, Assistant Vice President and Associate of the Manager’s parent since 1987; Executive Vice President, Senior Vice President, Vice President or Assistant Vice President of the Aquila money-market funds, 1988-2012; Director of the Distributor since 2012.

Marie E. Aro New York, NY (1955)	Senior Vice President since 2010
Co-President of the Distributor since 2010, Vice President, 1993-1997; Senior Vice President of various funds in the Aquila Group of Funds:  Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; Aquila Tax-Free Trust of Arizona 2010-2013 and Vice President, 2004-2010; Aquila Three Peaks High Income Fund 2006-2013; Hawaiian Tax-Free Trust and Aquila Tax-Free Trust of Oregon since 2010; Aquila Three Peaks Opportunity Growth Fund 2004-2013; Aquila Churchill Tax-Free Fund of Kentucky, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, and Aquila Tax-Free Fund of Colorado 2010-2013; Vice President, INVESCO Funds Group, 1998-2003.

Paul G. O’Brien New York, NY (1959)	Senior Vice President since 2010
Co-President, Aquila Distributors, Inc. since 2010, Managing Director, 2009-2010; Senior Vice President of various funds in the Aquila Group of Funds since 2010; Senior Vice President, Aquila Municipal Trust since 2013; Senior Vice President, Aquila Funds Trust since 2013; held various positions to Senior Vice President and Chief Administrative Officer of Evergreen Investments Services, Inc., 1997-2008; Mergers and Acquisitions Coordinator for Wachovia Corporation, 1994-1997.

Aquila Tax-Free Trust of Oregon
ORB15

Name and Year of Birth(1)	Positions Held with Trust and Length of Service(2)	Principal Occupation(s) During Past 5 Years
Christine L. Neimeth Portland, OR (1964)	Vice President since 1998	Vice President of Aquila Three Peaks Opportunity Growth Fund since 1999 and Aquila Tax-Free Trust of Oregon since 1998.
Randall S. Fillmore New York, NY (1960)	Chief Compliance Officer since 2012
Chief Compliance Officer of all funds in the Aquila Group of Funds, the Manager and the Distributor since 2012; Managing Director, Fillmore & Associates, 2009-2012; Fund and Adviser Chief Compliance Officer (2002-2009), Senior Vice President - Broker Dealer Compliance (2004-2009), Schwab Funds Anti Money Laundering Officer and Identity Theft Prevention Officer (2004-2009), Vice President - Internal Audit (2000-2002), Charles Schwab Corporation; National Director, Information Systems Risk Management - Consulting Services (1999-2000), National Director, Investment Management Audit and Business Advisory Services (1992-1999), Senior Manager, Manager, Senior and Staff Roles (1983-1992), PricewaterhouseCoopers LLP.

Joseph P. DiMaggio New York, NY (1956)	Chief Financial Officer since 2003 and Treasurer since 2000	Chief Financial Officer of all funds in the Aquila Group of Funds since 2003 and Treasurer since 2000.
Yolonda S. Reynolds New York, NY (1960)	Assistant Treasurer since 2010
Assistant Treasurer of all funds in the Aquila Group of Funds since 2010; Director of Fund Accounting for the Aquila Group of Funds since 2007; Investment Accountant, TIAA-CREF, 2007; Senior Fund Accountant, JP Morgan Chase, 2003-2006.

Lori A. Vindigni New York, NY (1966)	Assistant Treasurer since 2000
Assistant Treasurer of all funds in the Aquila Group of Funds since 2000; Assistant Vice President of the Manager or its predecessor and current parent since 1998; Fund Accountant for the Aquila Group of Funds, 1995-1998.

(1) The mailing address of each officer is c/o Aquila Tax-Free Trust of Oregon, 120 West 45th Street, Suite 3600, New York, NY 10036.

(2) The term of office of each officer is one year.

 (3) A Trustee Emeritus may attend Board meetings but has no voting power.

Aquila Tax-Free Trust of Oregon
ORB15

The specific experience, qualifications, attributes or skills that led to the conclusion that these persons should serve as Trustees of the Trust at this time in light of the Trust’s business and structure, in addition to those listed above, were as follows:

Diana P. Herrmann:
Over 30 years of experience in the financial services industry, 27 of which have been in mutual fund management, most recently as the Vice Chair, Chief Executive Officer, President, Director and Secretary of Aquila Management Corporation (“Aquila”), Founder and Sponsor of the Aquila Group of Funds and parent of the adviser, manager or administrator of each fund of the Aquila Group of Funds, and previously as the Chief Operating Officer, Executive Vice President, Senior Vice President or Vice President of Aquila.

James A. Gardner:
Knowledgeable about operation and governance of mutual funds as an investment company board member for 28 years; knowledgeable about economic and public affairs as the president of an investment and real estate firm and former university and law school president as detailed above.

Gary C. Cornia:
Experienced educator knowledgeable about business and finance as a business school dean as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 22 years.

Henry H. Hewitt
Experienced lawyer knowledgeable about corporate governance, business, finance, public companies, compliance and management through his legal practice and as chair of Stoel Rives LLP; experience as a board member of various organizations as detailed above, including public companies; extensive community service in Oregon.

Edmund P. Jensen:
Knowledgeable about banking, finance and management as an executive of various organizations as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 11 years.

John W. Mitchell:
Experienced economist knowledgeable about economic and governmental affairs and with extensive knowledge of Oregon economy as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 15 years.

Patricia L. Moss
Experience in and knowledgeable about banking, finance, business development and management through her positions as an executive as detailed above; knowledgeable about the Oregon economy and local, state and regional issues; experience as a board member of various organizations as detailed above, including public companies; knowledgeable about the operation and governance of mutual funds as a Trustee of Aquila Tax-Free Trust of Oregon from 2003 to 2005 and from June, 2015 until present.

Ralph R. Shaw:
Knowledgeable about finance and management, with extensive knowledge of local and national capital markets, as a prominent local businessman as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 14 years.

Nancy Wilgenbusch:
Experienced educator and knowledgeable about economic and governmental affairs as a member and former Chair of Portland branch of the Federal Reserve Bank of San Francisco as detailed above; knowledgeable about operation and governance of mutual funds as an investment company board member for 12 years.

Aquila Tax-Free Trust of Oregon
ORB15

References to the qualifications, attributes and skills of Trustees are pursuant to the requirements of the SEC, do not constitute holding out of the Board or any Trustee as having special expertise or experience, and shall not impose any greater responsibility or liability on any such person or on the Board by reason thereof.

On August 27, 2009, while Ms. Moss was the chief executive officer, president and a member of the board of directors of Cascades Bancorp and the chief executive officer and a member of the board of the directors of Bank of the Cascades (the “Bank”) and Mr. Hewitt was a member of the board of directors of Cascades Bancorp and the Bank, the Bank consented to the issuance of an Order to Cease and Desist (the “Order”) by the Federal Deposit Insurance Corporation (the “FDIC”), its principal federal banking regulator, and the Oregon Division of Finance and Corporate Securities (the “DFCS”), its Oregon banking regulator.  Under the Order, the Bank was required to cease and desist from, among other things, operating with management whose policies and practices are detrimental to the Bank and jeopardize the safety of its deposits, and operating with a board of directors which has failed to provide adequate supervision over and direction to the active management of the Bank.  The Order also required that the Bank take certain remedial actions.  In entering into the stipulation and consenting to the entry of the Order, the Bank did not admit or deny the findings therein.

On March 7, 2013, Cascades Bancorp received notification from the FDIC and the DFCS that the Order had been terminated.  In connection with the termination of the Order, the Bank entered into a memorandum of understanding (the “MOU”) with the FDIC and the DFCS that restricted the Bank from paying dividends without the written consent of the FDIC and the DFCS and required that the Bank maintain higher levels of capital than may be required by published capital adequacy requirements.  On September 5, 2013, the MOU was terminated by the FDIC and the DFCS.

Ms. Moss remains on the board of directors of Cascades Bancorp and the Bank.  In July, 2011, Ms. Moss announced her intention to resign as the chief executive officer and president of the Bank and resigned from those positions in January, 2012.  Ms. Moss was elected as the Vice Chairman of the board of directors of Cascades Bancorp in January, 2012.  Mr. Hewitt remained on the board of directors of Cascades Bancorp and the Bank until he retired from those positions in 2015.

In deciding to nominate and elect Ms. Moss and Mr. Hewitt to the Board of Trustees of the Trust, the Nominating Committee and the Board of Trustees of the Trust specifically considered the Order.  They also considered that the Order was issued in 2009 in the aftermath of the 2007-2009 global financial crisis.  They noted that Ms. Moss was the chief executive officer and president of Cascades Bancorp and the chief executive officer and president of the Bank at the time that Cascades Bancorp raised new capital investment.  They considered that, following this and other measures, the Order was terminated in 2013.  In addition, the Trustees noted that Ms. Moss continues to serve on the board of directors of Cascades Bancorp and was elected and remains the Vice Chairman of the board.  They also considered that Mr. Hewitt continued to serve on the board of directors of Cascades Bancorp and the Bank until 2015.

The Board of Trustees of the Trust concluded that Ms. Moss should be elected to the Board given her skills and experience, including as a prior trustee of the Trust, as well as her significant knowledge about the Oregon economy and local, state and regional issues.  The Board of Trustees of the Trust concluded that Mr. Hewitt should be elected to the Board given his distinguished career as a lawyer and his skills and significant experience related to corporate governance, finance, public companies, compliance and management.

Aquila Tax-Free Trust of Oregon
ORB15

Securities Holdings of the Trustees
(as of 12/31/14)

Following is information regarding the holdings of each Trustee in the Trust.

Name of Trustee	Dollar Range of Ownership in Aquila Tax-Free Trust of Oregon(1)	Aggregate Dollar Range of Ownership in funds in the Aquila Group of Funds(1)
Interested Trustee

Diana P. Herrmann	C	E

Non-interested Trustees

James A. Gardner	E	E

Gary C. Cornia	D	E

Henry H. Hewitt	C(2)	C(2)

Edmund P. Jensen	E	E

John W. Mitchell	E	E

Patricia L. Moss	D	D

Ralph R. Shaw	C	C

Nancy Wilgenbusch	C	C

(1)              A. None
B. $1-$10,000
C. $10,001-$50,000
D. $50,001-$100,000
E. Over $100,000

(2)              As of July 14, 2015.

None of the non-interested Trustees or their immediate family members holds of record or beneficially any securities of the Manager, the Sub-Adviser or the Distributor.

Trustee Compensation

The Trust does not currently pay fees to any of the Trust’s officers or to Trustees affiliated with the Manager.

For its fiscal year ended March 31, 2015, the Trust paid a total of $272,591 in compensation and reimbursement of expenses to the Trustees.  No other compensation or remuneration of any type, direct or contingent, was paid by the Trust to its Trustees.

The Trust is one of the funds in the Aquila Group of Funds, which, as of the date of this SAI, consist of seven tax-free municipal bond funds, a high-income corporate bond fund and an equity fund. The following table lists the compensation of all non-interested Trustees who received compensation from the Trust and the compensation

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they received during the fiscal year ended March 31, 2015 from other funds in the Aquila Group of Funds. None of such Trustees has any pension or retirement benefits from any of the funds in the Aquila Group of Funds.

Name	Compensation as Trustee from the Trust for the Fiscal Year Ended March 31, 2015	Compensation as Trustee from All Funds in the Aquila Group of Funds for the Fiscal Year Ended March 31, 2015	Number of Funds in the Aquila Group of Funds Overseen by the Trustee for the Fiscal Year Ended March 31, 2015

James A. Gardner	$55,100	$55,100	1
Gary C. Cornia	$27,850	$88,600	8
Henry H. Hewitt*	$0	$0	0
Edmund P. Jensen	$35,100	$35,100	1
John W. Mitchell	$33,600	$33,600	1
Patricia L. Moss*	$0	$0	0
Ralph R. Shaw	$38,656	$39,100	1
Nancy Wilgenbusch	$30,100	$30,100	1

*  Mr. Hewitt and Ms. Moss became Trustees effective June 13, 2015 and, accordingly, did not receive compensation for the fiscal year ended March 31, 2015.

Class A Shares of the Trust may be purchased without a sales charge by the Trust’s Trustees and officers.  (See “Reduced Sales Charges for Certain Purchases of Class A Shares,” below.)

Ownership of Securities

On July 2, 2015, the following persons held 5% or more of any class of the Trust’s outstanding shares. On the basis of information received from the institutional holders, the Trust’s management believes that all of the shares indicated are held by them for the benefit of clients.

Record Holder Institutional 5% shareholders	Share Class	Number of Shares	Percent of Class
Charles Schwab & Co. Inc. Special Custody Account FBO Customers 101 Montgomery Street San Francisco, CA	Class A Class C Class Y	7,516,208 775,799 3,909,263	21.24% 26.12% 32.33%
Pershing LLC 1 Pershing Plaza Jersey City, NJ	Class A Class C Class Y	3,127,247 371,357 1,945,894	8.84% 12.50% 16.10%
Morgan Stanley Smith Barney LLC Harborside Financial Center Jersey City, NJ	Class A Class C	2,098,460 209,958	5.93% 7.07%
First Clearing LLC FBO Customers 2801 Market Street St. Louis, MO	Class A Class C Class Y	2,018,198 271,727 831,886	5.70% 9.15% 6.88%

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Record Holder	Share Class	Number of Shares	Percent of Class
NFS LLC FEBO Midwest Trust Company 5901 College Blvd. Ste. 100 Overland Park, KS	Class Y	638,398	5.28%

Additional 5% Shareholders

The Trust’s management is not aware of any other person beneficially owning more than 5% of any class of its outstanding shares as of such date.

Management Ownership

As of the date of this SAI, all of the Trustees and officers of the Trust as a group owned less than 1% of its outstanding shares.

Investment Advisory and Other Services

Additional Information about the Manager, the Sub-Adviser, and the Distributor

Management Fees

During the fiscal years listed, the Trust incurred management fees (investment advisory fees) as follows:

Fiscal Year Ended March 31, 2015:
$2,104,221(1)

Fiscal Year Ended March 31, 2014:
$2,067,056(2)

Fiscal Period Ended March 31, 2013:
$1,093,507(3)

Fiscal Year Ended September 30, 2012:

$2,030,450(4)

(1) $25,209  was waived.
(2) $23,351 was waived.
(3) $14,839 was waived
(4) $21,466 was waived.

The management fees are treated as Trust expenses and, as such, are allocated to each class of shares based on the relative net assets of that class.

Aquila Distributors, Inc., 120 West 45th Street, Suite 3600, New York, NY  10036 is the Trust’s Distributor. The Distributor currently handles the distribution of the shares of the funds in the Aquila Group of Funds, including the Trust. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities.

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The shares of the Distributor are owned 96.5% by Diana P. Herrmann and members of her family and 3.5% by Aquila Investment Management LLC.

The Advisory and Administration Agreement

The Advisory and Administration Agreement provides that, subject to the direction and control of the Board of Trustees, the Manager shall:

(i)	supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Trust;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Trust; and

(iv)
at its expense provide for pricing of the Trust’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust’s portfolio at least quarterly using another such source satisfactory to the Trust.

The Advisory and Administration Agreement provides that, subject to the termination provisions described below, the Manager may at its own expense delegate to a qualified organization (“Sub-Adviser”), affiliated or not affiliated with the Manager, any or all of the above duties. Any such delegation of the duties set forth in (i), (ii) or (iii) above shall be by a written agreement (the “Sub-Advisory Agreement”) approved as provided in Section 15 of the 1940 Act. The Manager has delegated all of such functions to the Sub-Adviser in the Sub-Advisory Agreement.

The Advisory and Administration Agreement also provides that, subject to the direction and control of the Board of Trustees of the Trust, the Manager shall provide all administrative services to the Trust other than those relating to its investment portfolio which have been delegated to a Sub-Adviser of the Trust under the Sub-Advisory Agreement; as part of such administrative duties, the Manager shall:

(i)	provide office space, personnel, facilities and equipment for the performance of the following functions and for the maintenance of the headquarters of the Trust;

(ii)
oversee all relationships between the Trust and any sub-adviser, transfer agent, custodian, legal counsel, auditors and principal underwriter, including the negotiation of agreements in relation thereto, the supervision and coordination of the performance of such agreements, and the overseeing of all administrative matters which are necessary or desirable for the effective operation of the Trust and for the sale, servicing or redemption of the Trust’s shares;

(iii)
either keep the accounting records of the Trust, including the computation of net asset value per share and the dividends (provided that if there is a Sub-Adviser, daily pricing of the Trust’s portfolio shall be the responsibility of the Sub-Adviser under the Sub-Advisory Agreement) or, at its expense and responsibility, delegate such duties in whole or in part to a company satisfactory to the Trust;

(iv)
maintain the Trust’s books and records, and prepare (or assist counsel and auditors in the preparation of) all required proxy statements, reports to the Trust’s shareholders and Trustees, reports to and other filings with the Securities and Exchange Commission and any other governmental agencies, and tax returns, and oversee the insurance relationships of the Trust;

(v)
prepare, on behalf of the Trust and at the Trust’s expense, such applications and reports as may be necessary to register or maintain the registration of the Trust and/or its shares under the securities or “Blue-Sky” laws of all such jurisdictions as may be required from time to time; and

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(vi)
respond to any inquiries or other communications of shareholders of the Trust and broker/dealers, or if any such inquiry or communication is more properly to be responded to by the Trust’s shareholder servicing and transfer agent or distributor, oversee such shareholder servicing and transfer agent’s or distributor’s response thereto.

The Advisory and Administration Agreement contains provisions relating to compliance of the investment program, responsibility of the Manager for any investment program managed by it, allocation of brokerage, and responsibility for errors that are substantially the same as the corresponding provisions in the Sub-Advisory Agreement.

The Advisory and Administration Agreement provides that the Manager shall, at its own expense, pay all compensation of Trustees, officers, and employees of the Trust who are affiliated persons of the Manager.

The Trust bears the costs of preparing and setting in type its prospectuses, statements of additional information and reports to its shareholders, and the costs of printing or otherwise producing and distributing those copies of such prospectuses, statements of additional information and reports as are sent to its shareholders. All costs and expenses not expressly assumed by the Manager under the agreement or otherwise by the Manager, administrator or principal underwriter or by any sub-adviser shall be paid by the Trust, including, but not limited to (i) interest and taxes; (ii) brokerage commissions; (iii) insurance premiums; (iv) compensation and expenses of its Trustees other than those affiliated with the Manager or such sub-adviser, administrator or principal underwriter except for certain expenses of those who are officers of the Trust; (v) legal and audit expenses; (vi) custodian and transfer agent, or shareholder servicing agent, fees and expenses; (vii) expenses incident to the issuance of its shares (including issuance on the payment of, or reinvestment of, dividends); (viii) fees and expenses incident to the registration under Federal or State securities laws of the Trust or its shares; (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Trust; (x) all other expenses incidental to holding meetings of the Trust’s shareholders; and (xi) such non-recurring expenses as may arise, including litigation affecting the Trust and the legal obligations for which the Trust may have to indemnify its officers and Trustees.

The Advisory and Administration Agreement provides that the Trust shall pay an annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rate of 0.50 of 1% of such net asset value; provided, however, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.40 of 1% of such net asset value.  The Manager has contractually undertaken to waive its fees to the extent necessary so that the annual rate is equivalent to 0.40 of 1% of net assets of the Trust up to $400,000,000; 0.38 of 1% of net assets above $400,000,000 up to $1,000,000,000; and 0.36 of 1% of net assets above $1,000,000,000.  This contractual undertaking is in effect until September 30, 2016.   Prior to September 30, 2016, the Manager may not terminate the arrangement without the approval of the Board of Trustees.

The Advisory and Administration Agreement provides that it may be terminated by the Manager at any time without penalty upon giving the Trust sixty days’ written notice (which notice may be waived by the Trust) and may be terminated by the Trust at any time without penalty upon giving the Manager sixty days’ written notice (which notice may be waived by the Manager), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the voting securities of the Trust outstanding and entitled to vote. The specific portions of the Advisory and Administration Agreement which relate to providing investment advisory services will automatically terminate in the event of the assignment (as defined in the 1940 Act) of the Advisory and Administration Agreement, but all other provisions relating to providing services other than investment advisory services will not terminate, provided however, that upon such an assignment the annual fee payable monthly and computed on the net asset value of the Trust as of the close of business each business day shall be reduced to the annual rate of 0.27 of 1% of such net asset value and provided further, that for any day that the Trust pays or accrues a fee under the Distribution Plan of the Trust based upon the assets of the Trust, the annual fee shall be payable at the annual rate of 0.22 of 1% of such asset value.

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The Sub-Advisory Agreement

The services of the Sub-Adviser are rendered under the Sub-Advisory Agreement between the Manager and the Sub-Adviser, which provides, subject to the control of the Board of Trustees, for investment supervision and at the Sub-Adviser’s expense for pricing of the Trust’s portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, for pricing of the Trust’s portfolio at least quarterly using another such source satisfactory to the Trust.

Unless terminated as therein provided, the Sub-Advisory Agreement shall continue in effect from year to year so long as such continuance is specifically approved at least annually (1) by a vote of the Trust’s Board of Trustees, including a vote of a majority of the Trustees who are not parties to the agreement or “interested persons” (as defined in the 1940 Act) of any such party, with votes cast in person at a meeting called for the purpose of voting on such approval, or (2) by a vote of the holders of a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Trust and by such a vote of the Trustees. The Sub-Advisory Agreement may be terminated by the Sub-Adviser at any time without penalty upon giving the Manager and the Trust sixty days’ written notice (which notice may be waived). It may be terminated by the Manager or the Trust at any time without penalty upon giving the Sub-Adviser sixty days’ written notice (which notice may be waived by the Sub-Adviser), provided that such termination by the Trust shall be directed or approved by a vote of a majority of its Trustees in office at the time or by a vote of the holders of a majority (as defined in the 1940 Act) of the dollar value of the voting securities of the Trust outstanding and entitled to vote. The Sub-Advisory Agreement will automatically terminate in the event of its assignment (as defined in the 1940 Act) or the termination of the Advisory and Administration Agreement.

The following is a summary of the other material terms of the Sub-Advisory Agreement:

In the agreement, the Manager appoints the Sub-Adviser to render, to the Manager and to the Trust, investment research and advisory services under the supervision of the Manager and subject to the approval and direction of the Board of Trustees of the Trust.  The Sub-Adviser is to act as managerial investment adviser to the Trust with respect to the investment of the Trust's assets, and supervise and arrange the purchase of securities for and the sale of securities held in the portfolio of the Trust.

The Sub-Adviser agrees, subject to the other provisions of the agreement and to the direction and control of the Manager and the Board of Trustees of the Trust, to:

(i)	supervise continuously the investment program of the Trust and the composition of its portfolio;

(ii)	determine what securities shall be purchased or sold by the Trust;

(iii)	arrange for the purchase and the sale of securities held in the portfolio of the Trust;

(iv)
at its expense provide for pricing of the Trust's portfolio daily using a pricing service or other source of pricing information satisfactory to the Trust and, unless otherwise directed by the Board of Trustees, provide for pricing of the Trust's portfolio at least monthly using another such source satisfactory to the Trust; and

(v)	consult with the Manager in connection with its duties under the agreement.

It is agreed that any investment program furnished by the Sub-Adviser shall conform to, and be in accordance with, any requirements imposed by the Investment Company Act of 1940, as amended (the ”Act”) and any rules or regulations thereunder, any other applicable laws, rules and regulations, the Declaration of Trust and By-laws of the Trust as amended from time to time, any policies and determinations of the Board of Trustees of the Trust, and the fundamental policies of the Trust.

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The Sub-Advisory Agreement provides that, subject to the restriction stated below, nothing in it shall prevent the Sub-Adviser or any affiliated person (as defined in the Act) of the Sub-Adviser from acting as investment adviser or manager for any other person, firm or corporation and shall not in any way limit or restrict the Sub-Adviser or any such affiliated person from buying, selling or trading any securities for its own or their own accounts or for the accounts of others for whom it or they may be acting, provided, however, that the Sub-Adviser expressly represents that, while acting as Sub-Adviser, it will undertake no activities which, in its judgment, will adversely affect the performance of its obligations to the Trust under the Sub-Advisory Agreement. Notwithstanding the foregoing, the Sub-Adviser is prohibited from managing any other registered Oregon bond fund without the Manager’s consent.

The Sub-Advisory Agreement contains provisions regarding brokerage described below under “Brokerage Allocation and Other Practices.”

The Sub-Adviser agrees to maintain, and to preserve for the periods prescribed, such books and records with respect to the portfolio transactions of the Trust as are required by the Act, the Investment Advisers Act of 1940 (the “Advisers Act”) or by applicable law and regulation, and agrees that all records which it maintains for the Trust on behalf of the Manager shall be the property of the Trust.

The Sub-Adviser agrees to maintain a compliance program reasonably designed to prevent violations by the Sub-Adviser of the Federal Securities Laws as defined in Rule 38a-1 under the Act (the “Federal Securities Laws”), and to maintain written policies and procedures that are reasonably designed to prevent violation by the Trust of the Federal Securities Laws, solely in connection with the Sub-Adviser carrying out its duties to the Trust. There are related provisions concerning cooperation with the Trust’s Chief Compliance Officer and describing certain reporting and certification requirements.

It is agreed that the Sub-Adviser shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the Act and the Securities Act of 1933, except for information supplied by the Sub-Adviser for inclusion therein.

Under the Sub-Advisory Agreement, the Sub-Adviser shall not be liable for any error in judgment or for any loss suffered by the Trust or its security holders in connection with the matters to which the agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the agreement.  But nothing in the Sub-Advisory Agreement shall, or shall be construed to, waive or limit any rights which the Trust may have under federal and state securities laws which may impose liability under certain circumstances on persons who act in good faith.

To the extent that the Manager is indemnified under the Trust's Declaration of Trust with respect to the services provided by the Sub-Adviser, the Manager agrees to provide the Sub-Adviser the benefits of such indemnification.

The Sub-Adviser bears all of the expenses it incurs in fulfilling its obligations under the Sub-Advisory Agreement. It also pays all compensation of the Trust's officers, employees, and Trustees, if any, who are affiliated persons of the Sub-Adviser.

For its services, the Sub-Adviser is entitled to receive a fee from the Manager which is payable monthly and computed on the net asset value of the Trust as of the close of business each business day at the annual rates of 0.18 of 1% of such net asset value on net assets of the Trust up to $400,000,000; 0.16 of 1% of the Trust’s net assets above that amount to $1,000,000,000 and 0.14 of 1% of the Trust's net assets above $1,000,000,000.

Prior to December 31, 2010, sub-advisory services were provided by FAF Advisors, Inc., a subsidiary of U.S. Bank National Association.  FAF Advisors, Inc. was paid a fee at the annual rate of 0.18 of 1% of the Trust’s net assets.

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Information about the Manager and the Sub-Adviser

The Trust’s Manager is a wholly-owned subsidiary of Aquila Management Corporation (“AMC”), founder and sponsor of each fund in the Aquila Group of Funds.  As of June 30, 2015, the Aquila Group of Funds consisted of seven tax-free municipal bond funds, a high income corporate bond fund and an equity fund, with aggregate assets of approximately $3.3 billion, of which approximately $2.7 billion consisted of assets of the tax-free municipal bond funds.  AMC’s address is the same as that of the Manager.  AMC was founded in 1984 and is principally owned by Diana P. Herrmann and members of her family.  Ms. Herrmann is Vice Chair, a Trustee and the President of the Trust and Vice Chair and Chief Executive Officer of AMC.  Performance of the Advisory and Administration Agreement is guaranteed by AMC.

The Sub-Adviser is an independent registered investment adviser that does business in Oregon and Colorado as Kirkpatrick Pettis Capital Management. The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $4.3 billion in assets under management. It has a local office at 2 Centerpointe Drive, Lake Oswego, OR 97035 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.

Additional Information About the Portfolio Manager

The Trust’s portfolio manager is Mr. Christopher B. Johns. He manages the Trust and Tax-Free Fund of Colorado.  Mr. Johns manages no other investment companies and no other pooled investment vehicles. He manages 10 other accounts with assets totaling approximately $245 million, which does not pay him performance-based compensation.  His compensation is a fixed salary plus bonus, which is calculated on a fixed percentage of annual fee revenue received by the Sub-Adviser. He receives no compensation from the Trust or the Trust’s investment adviser.

There are in general no situations where the Trust’s opportunities or the execution of its investment program may be compromised or limited by the investments of the other accounts, except that there may be occurrences where a scarcity of bonds of Oregon issuers hinders the execution of the Trust’s investment program – a factor that affects all accounts sharing the same investment strategy.  In such situations, the Sub-Adviser is bound to allocate trades fairly among all such accounts, adhering to its policies and procedures on trade allocation, its Code of Ethics and applicable compliance procedures.  In addition, the minimum block sizes and maturity requirements of purchases for the Trust typically differ from the investment requirements of other accounts managed by the portfolio manager.

Mr. Johns does not own any securities of the Trust.

Underwriting Commissions

During the fiscal years listed, the aggregate dollar amount of sales charges on sales of Class A shares of the Trust and the amount retained by the Distributor, respectively, were as follows:

	Sales Charges	Retained by Distributor
Fiscal Year Ended March 31, 2015:
	$844,468	$153,544

Fiscal Year Ended March 31, 2014:
	$644,041	$113,708

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Fiscal Period Ended March 31, 2013:
	$625,929	$110,463

Fiscal Year Ended September 30:
2012	$1,250,842	$ 226,793

In connection with sales of Class A Shares, the Distributor pays a portion of the sales charge on such shares to dealers in the form of discounts and to brokers in the form of agency commissions (together, “Commissions”), in amounts that vary with the size of the sales charge as follows:
Amount of Purchase Plus Value of All Other Shares Held by a Single Purchaser	Sales Charge as Percentage of Public Offering Price	Commissions as Percentage of Offering Price
Less than $25,000	4.00%	3.00%
$25,000 but less than $50,000	3.75%	3.00%
$50,000 but less than $100,000	3.50%	2.75%
$100,000 but less than $250,000	3.25%	2.75%
$250,000 but less than $500,000	3.00%	2.50%
$500,000 but less than $1,000,000	2.50%	2.25%

Distribution Plan

The Trust has adopted a Distribution Plan under Rule 12b-1 under the 1940 Act.  The Trust’s Distribution Plan has four parts, relating respectively to distribution payments with respect to Class A Shares (Part I), to distribution payments relating to Class C Shares (Part II), to distribution payments relating to Class I Shares (Part III) and to certain defensive provisions (Part IV).

For purposes of Parts I, II and III, the Distributor will consider shares which are not Qualified Holdings of broker/dealers unaffiliated with the Manager, Sub-Adviser or Distributor to be Qualified Holdings of the Distributor and will authorize Permitted Payments to the Distributor with respect to such shares whenever Permitted Payments are being made under the Plan.

Provisions Relating to Class A Shares  (Part I)

Part I of the Plan applies only to the Front-Payment Class Shares (“Class A Shares”) of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part I of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by Aquila Distributors, Inc. (the “Distributor”), including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part I (“Class A Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust’s Front-Payment Class Shares or servicing of shareholder accounts with respect to such shares.  “Qualified Holdings” shall mean, as to any Qualified Recipient, all Front-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

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Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Class A Permitted Payments”) to Qualified Recipients, which Class A Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.15 of 1% of the average annual net assets of the Trust represented by the Front-Payment Class Shares.  Such payments shall be made only out of the Trust’s assets allocable to the Front-Payment Class Shares.

The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class A Permitted Payments, if any, to each Qualified Recipient provided that the total Class A Permitted Payments to all Qualified Recipients do not exceed the amount set forth above.  The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Front-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part I is in effect, the Trust’s Distributor shall report at least quarterly to the Trust’s Trustees in writing for their review on the following matters:  (i) all Class A Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part I originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part I of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Front-Payment Class Shares class (or of any predecessor class or category of shares, whether or not designated as a class) and a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares and/or of any other class whose shares are convertible into Front-Payment Class Shares. Part I has continued, and will, unless terminated as hereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part I may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the

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outstanding voting securities of the Trust to which Part I applies.  Part I may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part I as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class A Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class A Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class A Plan Agreements entered into thereafter.

Provisions Relating to Class C Shares (Part II)

Part II of the Plan applies only to the Level-Payment Shares Class (“Class C Shares”) of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part II of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part II (“Class C Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust’s Level-Payment Class Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Class C Permitted Payments”) to Qualified Recipients, which Class C Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.75 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class C Permitted Payments, if any, to each Qualified Recipient provided that the total Class C Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level- Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient.  Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as

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defined below) may remove any person as a Qualified Recipient.  Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part II is in effect, the Trust’s Distributor shall report at least quarterly to the Trust’s Trustees in writing for their review on the following matters:  (i) all Class C Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part II originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part II of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Level-Payment Class Shares. Part II has continued, and will, unless terminated as therein provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance.  Part II may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part II applies.  Part II may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part II as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class C Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class C Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class C Plan Agreements entered into thereafter.

Provisions Relating to Class I Shares (Part III)

Part III of the Plan applies only to the Financial Intermediary Class Shares (“Class I Shares”) of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

As used in Part III of the Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to any principal underwriter of the Trust, with which the Trust or the Distributor has entered into written agreements in connection with Part III (“Class I Plan Agreements”) and which have rendered assistance (whether direct, administrative, or both) in the distribution and/or retention of the Trust’s Class I Shares or servicing of shareholder accounts with respect to such shares. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Class I Shares beneficially owned by such Qualified Recipient, or beneficially owned by its brokerage customers, other customers, other contacts, investment advisory clients, or other clients, if the Qualified Recipient was, in the sole judgment of the Distributor, instrumental in the purchase and/or retention of such shares and/or in providing administrative assistance or other services in relation thereto.

Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Class I Permitted Payments”) to Qualified Recipients, which Class I Permitted Payments may be made directly, or through the Distributor or shareholder servicing agent as disbursing agent, which may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by Class I Shares.  A distribution fee of up to 0.15 of 1% of the average annual net assets of the Trust represented by

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Class I Shares is currently authorized by the Trustees of the Trust.  Such payments shall be made only out of the Trust’s assets allocable to Class I Shares. The Distributor shall have sole authority (i) as to the selection of any Qualified Recipient or Recipients; (ii) not to select any Qualified Recipient; and (iii) as to the amount of Class I Permitted Payments, if any, to each Qualified Recipient provided that the total Class I Permitted Payments to all Qualified Recipients do not exceed the amount set forth above. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient; (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Class I Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; furnishing (either alone or together with other reports sent to a shareholder by such person) monthly and year-end statements and confirmations of purchases and redemptions; transmitting, on behalf of the Trust, proxy statements, annual reports, updating prospectuses and other communications from the Trust to its shareholders; receiving, tabulating and transmitting to the Trust proxies executed by shareholders with respect to meetings of shareholders of the Trust; and providing such other related services as the Distributor or a shareholder may request from time to time; and (c) the possibility that the Qualified Holdings of the Qualified Recipient would be redeemed in the absence of its selection or continuance as a Qualified Recipient. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years.

While Part III is in effect, the Trust’s Distributor shall report at least quarterly to the Trust’s Trustees in writing for their review on the following matters: (i) all Class I Permitted Payments made under the Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Manager, Sub-Adviser or Distributor or accrued during such quarter. In addition, if any such Qualified Recipient is an affiliated person, as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

Part III originally went into effect when it was approved (i) by a vote of the Trustees, including the Independent Trustees, with votes cast in person at a meeting called for the purpose of voting on Part III of the Plan; and (ii) by a vote of holders of at least a “majority” (as so defined) of the dollar value of the outstanding voting securities of the Class I Shares Class. Part III has continued, and will, unless terminated as thereinafter provided, continue in effect from year to year so long as such continuance is specifically approved at least annually by the Trust’s Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. Part III may be terminated at any time by the vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust to which Part III applies. Part III may not be amended to increase materially the amount of payments to be made without shareholder approval of the class or classes of shares affected by Part III as set forth in (ii) above, and all amendments must be approved in the manner set forth in (i) above.

In the case of a Qualified Recipient which is a principal underwriter of the Trust, the Class I Plan Agreement shall be the agreement contemplated by Section 15(b) of the 1940 Act since each such agreement must be approved in accordance with, and contain the provisions required by, the Rule. In the case of Qualified Recipients which are not principal underwriters of the Trust, the Class I Plan Agreements with them shall be (i) their agreements with the Distributor with respect to payments under the Trust’s Distribution Plan in effect prior to April 1, 1996 or (ii) Class I Plan Agreements entered into thereafter.

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Defensive Provisions (Part IV)

Another part of the Plan (Part IV) states that if and to the extent that any of the payments listed below are considered to be “primarily intended to result in the sale of” shares issued by the Trust within the meaning of Rule 12b-1, such payments are authorized under the Plan: (i) the costs of the preparation of all reports and notices to shareholders and the costs of printing and mailing such reports and notices to existing shareholders, irrespective of whether such reports or notices contain or are accompanied by material intended to result in the sale of shares of the Trust or other funds or other investments; (ii) the costs of the preparation and setting in type of all prospectuses and statements of additional information and the costs of printing and mailing all prospectuses and statements of additional information to existing shareholders; (iii) the costs of preparation, printing and mailing of any proxy statements and proxies, irrespective of whether any such proxy statement includes any item relating to, or directed toward, the sale of the Trust’s shares; (iv) all legal and accounting fees relating to the preparation of any such reports, prospectuses, statements of additional information, proxies and proxy statements; (v) all fees and expenses relating to the registration or qualification of the Trust and/or its shares under the securities or “Blue-Sky” laws of any jurisdiction; (vi) all fees under the Securities Act of 1933 and the 1940 Act, including fees in connection with any application for exemption relating to or directed toward the sale of the Trust’s shares; (vii) all fees and assessments of the Investment Company Institute or any successor organization, irrespective of whether some of its activities are designed to provide sales assistance; (viii) all costs of the preparation and mailing of confirmations of shares sold or redeemed or share certificates, and reports of share balances; and (ix) all costs of responding to telephone or mail inquiries of investors or prospective investors.

The Plan states that while it is in effect, the selection and nomination of those Trustees of the Trust who are not “interested persons” of the Trust shall be committed to the discretion of such disinterested Trustees but that nothing in the Plan shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

The Plan defines as the Trust’s Independent Trustees those Trustees who are not “interested persons” of the Trust as defined in the 1940 Act and who have no direct or indirect financial interest in the operation of the Plan or in any agreements related to the Plan. The Plan, unless terminated as therein provided, continues in effect from year to year only so long as such continuance is specifically approved at least annually by the Trust’s Board of Trustees and its Independent Trustees with votes cast in person at a meeting called for the purpose of voting on such continuance. In voting on the implementation or continuance of the Plan, those Trustees who vote to approve such implementation or continuance must conclude that there is a reasonable likelihood that the Plan will benefit the Trust and its shareholders. The Plan may be terminated at any time by vote of a majority of the Independent Trustees or by the vote of the holders of a “majority” (as defined in the 1940 Act) of the dollar value of the outstanding voting securities of the Trust. The Plan may not be amended to increase materially the amount of payments to be made without shareholder approval and all amendments must be approved in the manner set forth above as to continuance of the Plan.

The Plan and each Part of it shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.  Specifically, but without limitation, the provisions of Part IV shall be deemed to be severable, within the meaning of and to the extent required by Rule 18f-3, with respect to each outstanding class of shares of the Trust.

Payments Under the Plan

            During the fiscal year ended March 31, 2015, payments were made by the Trust under Part I and Part II of the Plan. All payments were to Qualified Recipients and were for compensation. No payments were made under Part III of the Plan because no Class I Shares were outstanding during the fiscal year ended March 31, 2015.

Payments to Qualified Recipients

During the fiscal year ended March 31, 2015, payments to Qualified Recipients by the Trust under each part of the Plan and the amounts of such payments to the Distributor and others were as follows:

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	To All Qualified Recipients	To Distributor	To Other Qualified Recipients
Part I	$587,659	$25,618	$562,041
Part II	$232,347	$68,996	$163,351
All payments to Other Qualified Recipients, most of whom are broker/dealers, and to the Distributor, were for compensation. Payments with respect to Class C Shares during the first year after purchase are paid to the Distributor and thereafter to Other Qualified Recipients.

Amounts paid under the Plan as compensation to Qualified Recipients, including the Distributor, are not based on the recipient’s expenses in providing distribution, retention and/or shareholder servicing assistance to the Trust and, accordingly, are not regarded as reimbursement of such expenses.

Shareholder Services Plan

Separate from the Trust’s Distribution Plan, the Trust has adopted a Shareholder Services Plan (the “Services Plan”) to provide for the payment with respect to Class C Shares and Class I Shares of the Trust of “Service Fees” within the meaning of the Conduct Rules of the National Association of Securities Dealers (as incorporated in the rules of the Financial Industry Regulatory Authority (FINRA)). The Services Plan applies only to the Class C Shares and Class I Shares of the Trust (regardless of whether such class is so designated or is redesignated by some other name).

Provisions for Level-Payment Class Shares (Class C Shares) (Part I)

As used in Part I of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the Distributor, including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Level-Payment Class Shares and/or maintenance of Level-Payment Class Shares shareholder accounts. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Level-Payment Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Trust.

Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Level-Payment Class Shares. Such payments shall be made only out of the Trust’s assets allocable to the Level-Payment Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Level-Payment Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares;

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verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. Service Fees with respect to Class C Shares will be paid to the Distributor.

During the fiscal year ended March 31, 2015, $77,449 was paid to the Distributor under Part I of the Plan.

Provisions for Financial Intermediary Class Shares (Class I Shares) (Part II)

As used in Part II of the Services Plan, “Qualified Recipients” shall mean broker/dealers or others selected by the “Distributor,” including but not limited to the Distributor and any other principal underwriter of the Trust, who have, pursuant to written agreements with the Trust or the Distributor, agreed to provide personal services to shareholders of Financial Intermediary Class Shares, maintenance of Financial Intermediary Class Shares shareholder accounts and/or pursuant to specific agreements entering confirmed purchase orders on behalf of customers or clients. “Qualified Holdings” shall mean, as to any Qualified Recipient, all Financial Intermediary Class Shares beneficially owned by such Qualified Recipient’s customers, clients or other contacts. “Manager” shall mean Aquila Investment Management LLC or any successor serving as manager or administrator of the Trust.

Subject to the direction and control of the Trust’s Board of Trustees, the Trust may make payments (“Service Fees”) to Qualified Recipients, which Service Fees (i) may be paid directly or through the Distributor or shareholder servicing agent as disbursing agent and (ii) may not exceed, for any fiscal year of the Trust (as adjusted for any part or parts of a fiscal year during which payments under the Services Plan are not accruable or for any fiscal year which is not a full fiscal year), 0.25 of 1% of the average annual net assets of the Trust represented by the Financial Intermediary Class Shares. Such payments shall be made only out of the Trust’s assets allocable to the Financial Intermediary Class Shares. The Distributor shall have sole authority with respect to the selection of any Qualified Recipient or Recipients and the amount of Service Fees, if any, paid to each Qualified Recipient, provided that the total Service Fees paid to all Qualified Recipients may not exceed the amount set forth above and provided, further, that no Qualified Recipient may receive more than 0.25 of 1% of the average annual net asset value of shares sold by such Recipient. The Distributor is authorized, but not directed, to take into account, in addition to any other factors deemed relevant by it, the following: (a) the amount of the Qualified Holdings of the Qualified Recipient and (b) the extent to which the Qualified Recipient has, at its expense, taken steps in the shareholder servicing area with respect to holders of Financial Intermediary Class Shares, including without limitation, any or all of the following activities: answering customer inquiries regarding account status and history, and the manner in which purchases and redemptions of shares of the Trust may be effected; assisting shareholders in designating and changing dividend options, account designations and addresses; providing necessary personnel and facilities to establish and maintain shareholder accounts and records; assisting in processing purchase and redemption transactions; arranging for the wiring of funds; transmitting and receiving funds in connection with customer orders to purchase or redeem shares; verifying and guaranteeing shareholder signatures in connection with redemption orders and transfers and changes in shareholder designated accounts; and providing such other related services as the Distributor or a shareholder may request from time to time. Notwithstanding the foregoing two sentences, a majority of the Independent Trustees (as defined below) may remove any person as a Qualified Recipient. Amounts within the above limits accrued to a Qualified Recipient but not paid during a fiscal year may be paid thereafter; if less than the full amount is accrued to all Qualified Recipients, the difference will not be carried over to subsequent years. No Class I Shares were outstanding during the fiscal year ended March 31, 2015.

General Provisions

While the Services Plan is in effect, the Trust’s Distributor shall report at least quarterly to the Trust’s Trustees in writing for their review on the following matters:  (i) all Service Fees paid under the Services Plan, the identity of the Qualified Recipient of each payment, and the purposes for which the amounts were expended; and (ii) all fees of the Trust paid to the Distributor or accrued during such quarter.  In addition, if any Qualified Recipient is

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an “affiliated person,” as that term is defined in the 1940 Act, of the Trust, Manager, Sub-Adviser or Distributor, such person shall agree to furnish to the Distributor for transmission to the Board of Trustees of the Trust an accounting, in form and detail satisfactory to the Board of Trustees, to enable the Board of Trustees to make the determinations of the fairness of the compensation paid to such affiliated person, not less often than annually.

The Services Plan has been approved by a vote of the Trustees, including those Trustees who, at the time of such vote, were not “interested persons” (as defined in the 1940 Act) of the Trust and had no direct or indirect financial interest in the operation of the Services Plan or in any agreements related to the Services Plan (the “Independent Trustees”), with votes cast in person at a meeting called for the purpose of voting on the Services Plan. It will continue in effect for a period of more than one year from its original effective date only so long as such continuance is specifically approved at least annually as set forth in the preceding sentence. It may be amended in like manner and may be terminated at any time by vote of the Independent Trustees.

The Services Plan shall also be subject to all applicable terms and conditions of Rule 18f-3 under the 1940 Act as now in force or hereafter amended.

While the Services Plan is in effect, the selection and nomination of those Trustees of the Trust who are not “interested persons” of the Trust, as that term is defined in the 1940 Act, shall be committed to the discretion of such disinterested Trustees. Nothing therein shall prevent the involvement of others in such selection and nomination if the final decision on any such selection and nomination is approved by a majority of such disinterested Trustees.

Codes of Ethics

The Trust, the Manager, the Sub-Adviser and the Distributor have adopted codes of ethics pursuant to Rule 17j-1 under the 1940 Act. The codes permit personnel of these organizations who are subject to the codes to purchase securities, including the types of securities in which the Trust invests, but only in compliance with the provisions of the codes.

Transfer Agent, Custodian and Independent Registered Public Accounting Firm

The Trust’s Shareholder Servicing Agent (transfer agent and dividend-paying agent) is BNY Mellon, 4400 Computer Drive, Westborough, Massachusetts 01581.

The Trust’s Custodian, JPMorgan Chase Bank, N.A., 14201 N. Dallas Parkway, Dallas, Texas 75254, is responsible for holding the Trust’s assets.

The Trust’s independent registered public accounting firm, Tait, Weller & Baker LLP, 1818 Market Street, Suite 2400, Philadelphia, Pennsylvania 19103, performs an annual audit of the Trust’s financial statements.
Brokerage Allocation and Other Practices

During the Trust’s three most recent fiscal years, all of the Trust’s portfolio transactions were principal transactions and no brokerage commissions were paid.

The Sub-Adviser shall select such broker/dealers (“dealers”) as shall, in the Sub-Adviser’s judgment, as applicable, implement the policy of the Trust to seek to achieve “best execution,” i.e., prompt, efficient, and reliable execution of orders at the most favorable net price.   Municipal obligations, including state obligations, purchased and sold by the Trust are generally traded in the over-the-counter market on a net basis (i.e., without commission) through broker-dealers and banks acting for their own account rather than as brokers, or otherwise involve transactions directly with the issuer of such obligations. Such firms attempt to profit from such transactions by buying at the bid price and selling at the higher asked price of the market for such obligations, and the difference between the bid and asked price is customarily referred to as the spread. The Trust may also purchase municipal obligations from underwriters, and dealers in fixed-price offerings, the cost of which may include undisclosed fees and concessions to the underwriters. On occasion it may be necessary or appropriate to purchase or sell a security

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through a broker on an agency basis, in which case the Trust will incur a brokerage commission. In allocating transactions to dealers, the Sub-Adviser is authorized to consider, in determining whether a particular dealer will provide best execution, the dealer’s reliability, integrity, financial condition and risk in positioning the securities involved, as well as the difficulty of the transaction in question, and thus need not pay the lowest spread or, if applicable, commission available if the Sub-Adviser determines in good faith that the amount of the spread or, if applicable, commission is reasonable in relation to the value of the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended) provided by the dealer, viewed either in terms of the particular transaction or the Sub-Adviser’s overall responsibilities. If, on the foregoing basis, the transaction in question could be allocated to two or more dealers, the Sub-Adviser, as applicable, is authorized, in making such allocation, to consider whether a dealer has provided such brokerage or research services. The Trust recognizes that no dollar value can be placed on such brokerage or research services and that such brokerage or research services may or may not be useful to the Trust and may be used for the benefit of the Sub-Adviser or its other clients.  The Sub-Adviser may use its affiliated broker-dealer, D.A. Davidson & Co. to execute a portion of the Trust’s portfolio securities transactions.  Any such transactions are subject to compliance with the 1940 Act and with the requirement that the Sub-Adviser seek to achieve “best execution” for such transactions, as discussed above.  The Trust did not engage in any such affiliated brokerage transactions during its three most recent fiscal years.

Capital Stock

The Trust has four classes of shares.

* Front-Payment Class Shares (“Class A Shares”) are offered to investors at net asset value plus a sales charge, paid at the time of purchase, at the maximum rate of 4.0% of the public offering price, with lower rates for larger purchases including previous purchases of shares of any class of any of the funds in the Aquila Group of Funds. There is no sales charge on purchases of $1 million or more, but redemptions of shares so purchased are generally subject to a contingent deferred sales charge (“CDSC”). Class A Shares are subject to a fee under the Trust’s Distribution Plan at the rate of 0.15 of 1% of the average annual net assets represented by the Class A Shares of the Trust.

* Level-Payment Class Shares (“Class C Shares”) are offered to investors at net asset value with no sales charge payable at the time of purchase but with a level charge for service and distribution fees for six years after the date of purchase at the aggregate annual rate of 1% of the average annual net assets of the Class C Shares. Six years after the date of purchase, Class C Shares are automatically converted to Class A Shares. If you redeem Class C Shares before you have held them for 12 months from the date of purchase you will pay a CDSC; this charge is 1%, calculated on the net asset value of the Class C Shares at the time of purchase or at redemption, whichever is less. There is no CDSC after Class C Shares have been held beyond the applicable period. For purposes of applying the CDSC and determining the time of conversion, the 12-month and six-year holding periods are considered modified by up to one month depending upon when during a month your purchase of such shares is made. Class C Shares are subject to a fee under the Trust’s Distribution Plan at the rate of 0.75 of 1% of the average annual net assets represented by the Class C Shares and a service fee of 0.25 of 1% of such assets.

* Institutional Class Shares (“Class Y Shares”) are offered and sold only through institutions acting for investors in a fiduciary, advisory, agency, custodial or similar capacity, and are not offered directly to retail customers. Class Y Shares of the Trust are offered at net asset value with no sales charge, no redemption fee, no contingent deferred sales charge and no distribution fee.

* Financial Intermediary Class Shares (“Class I Shares”) are offered and sold only through financial intermediaries with which Aquila Distributors, Inc. has entered into sales agreements, and are not offered directly to retail customers. Class I Shares of the Trust are offered at net asset value with no sales charge and no redemption fee or contingent deferred sales charge, although a financial intermediary may charge a fee for effecting a purchase or other transaction on behalf of its customers. Class I Shares may carry a

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distribution fee of up to 0.25 of 1% of average annual net assets allocable to Class I Shares.  A distribution fee of up to 0.15 of 1% of such net assets is currently authorized by the Board of Trustees of the Trust.  In addition, Class I Shares may pay a service fee of up to 0.25 of 1% of such assets.

The Trust’s four classes of shares differ in their sales charge structures and ongoing expenses, which are likely to be reflected in differing yields and other measures of investment performance. All four classes represent interests in the same portfolio of Oregon Obligations and have the same rights, except that each class bears the separate expenses, if any, of its participation in the Distribution Plan and Shareholder Services Plan and has exclusive voting rights with respect to such participation.

At any meeting of shareholders, shareholders are entitled to one vote for each dollar of net asset value (determined as of the record date for the meeting) per share held (and proportionate fractional votes for fractional dollar amounts). Shareholders will vote on the election of Trustees and on other matters submitted to the vote of shareholders. Shares vote by classes on any matter specifically affecting one or more classes, such as an amendment of an applicable part of the Distribution Plan. No amendment, whether or not affecting the rights of the shareholders, may be made to the Declaration of Trust without the affirmative vote of the holders of a majority of the dollar value of the outstanding shares of the Trust, except that the Trust’s Board of Trustees may change the name of the Trust.

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares and to divide or combine the shares into a greater or lesser number of shares without thereby changing the proportionate beneficial interests in the Trust. Each share represents an equal proportionate interest in the Trust with each other share of its class; shares of the respective classes represent proportionate interests in the Trust in accordance with their respective net asset values. Upon liquidation of the Trust, shareholders are entitled to share pro-rata in the net assets of the Trust available for distribution to shareholders, in accordance with the respective net asset values of the shares of each of the Trust’s classes at that time. All shares are presently divided into four classes; however, if they deem it advisable and in the best interests of shareholders, the Board of Trustees of the Trust may create additional classes of shares, which may differ from each other as provided in rules and regulations of the Securities and Exchange Commission or by exemptive order. The Board of Trustees may, at its own discretion, create additional series of shares, each of which may have separate assets and liabilities (in which case any such series will have a designation including the word “Series”). Shares are fully paid and non-assessable, except as set forth in the next paragraph; the holders of shares have no pre-emptive or conversion rights, except that Class C Shares automatically convert to Class A Shares after being held for six years.

The Trust is an entity of the type commonly known as a “Massachusetts business trust.” Under Massachusetts law, shareholders of the Trust, may, under certain circumstances, be held personally liable as partners for the obligations of the trust. For shareholder protection, however, an express disclaimer of shareholder liability for acts or obligations of the Trust is contained in the Declaration of Trust, which requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Declaration of Trust provides for indemnification out of the Trust’s property of any shareholder held personally liable for the obligations of the Trust. The Declaration of Trust also provides that the Trust shall, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is limited to the relatively remote circumstances in which the Trust itself would be unable to meet its obligations.

Purchase, Redemption, and Pricing of Shares

The following supplements the information about purchase, redemption and pricing of shares set forth in the Prospectus.

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Sales Charges for Purchases of $1 Million or More of Class A Shares

You will not pay a sales charge at the time of purchase when you purchase “CDSC Class A Shares.” CDSC Class A Shares include:

(i) Class A Shares issued in a single purchase of $1 million or more by a single purchaser; and

(ii) Class A Shares issued when the value of the purchase, together with the value (based on purchase cost or current net asset value, whichever is higher) of shares of the Trust or any other fund in the Aquila Group of Funds that are owned by the purchaser is $1 million or more.

CDSC Class A Shares do not include Class A Shares purchased without a sales charge as described under “General” below.

Broker/Dealer Compensation - Class A Shares

Upon notice to all selected dealers, the Distributor may distribute up to the full amount of the applicable sales charge to broker/dealers. Under the Securities Act of 1933, broker/dealers may be deemed to be underwriters during periods when they receive all, or substantially all, of the sales charge.

Redemption of CDSC Class A Shares

If you redeem all or part of your CDSC Class A Shares during the four years after you purchase them, you may have to pay a special CDSC upon redemption of those shares.  CDSC Class A Shares purchased without a sales charge pursuant to a Letter of Intent are subject to the CDSC (see “Reduced Sales Charges for Certain Purchases of Class A Shares” below). The CDSC will not apply to shares acquired through the reinvestment of dividends or distributions on CDSC Class A Shares.

When a CDSC is calculated, it will be applied to the lower of the original cost of the shares being redeemed or the current market value of those shares.  Therefore, you do not pay a sales charge on amounts representing appreciation or depreciation.  The rate used to calculate the CDSC is based on the value of all shares of funds in the Aquila Group of Funds (“Aquila fund shares”) that you own at the time the shares being redeemed were originally purchased and will vary based on the number of years since the CDSC Class A Shares were purchased, according to the following table:

Value of All Aquila Fund Shares at Time Shares Being Redeemed were Originally Purchased	CDSC Rate on Shares Redeemed
$1 million and up to $2.5 million	1% on shares redeemed in years 1 & 2 0.50 of 1% on shares redeemed in years 3 & 4
Over $2.5 million and up to $5 million	0.50 of 1% on shares redeemed in year 1 0.25 of 1% on shares redeemed in year 2 0.0 on shares redeemed in years 3 & 4
Over $5 million	None

The CDSC will not apply to CDSC Class A Shares held for longer than four years.

Each time you place a request to redeem shares, the Trust will first redeem any shares in your account that are not subject to a contingent deferred sales charge, and then will redeem shares in your account that are subject to the lowest CDSC rate, unless otherwise instructed. A series of investments may increase the total value of all shares of funds in the Aquila Group of Funds that you own so that subsequent purchases may qualify for a shorter holding

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period and a lower CDSC rate, as described in the table above, without altering the holding period or CDSC rate for shares acquired when the total value of Aquila fund shares you owned was lower.

The Trust will treat all CDSC Class A Share purchases made during a calendar month as if they were made on the first business day of that month at the average cost of all purchases made during that month. Therefore, the four-year holding period will end on the first business day of the 48th calendar month after the date of those purchases. Accordingly, the holding period may, in fact, be almost one month less than the full 48 depending on when your actual purchase was made.

The CDSC will be waived for:

•	Redemption following the death of the shareholder or beneficial owner.

•	Redemption by the Trust when an account falls below the minimum required account size.

•
Redemption by an investor who purchased $1 million or more without an initial sales charge if the securities dealer of record waived or deferred its commission in connection with the purchase, with notice to the investor and the Trust at the time of purchase.

Broker/Dealer Compensation - CDSC Class A Shares

The Distributor currently intends to pay any dealer executing a purchase of CDSC Class A Shares as follows:

Amount of Purchase	Amount Distributed to Broker/Dealer as a Percentage of Purchase Price
$1 million but less than $2.5 million	1%

$2.5 million but less than $5 million	0.50 of 1%

$5 million or more	0.25 of 1%

Reduced Sales Charges for Certain Purchases of Class A Shares

Right of Accumulation

“Single purchasers” may qualify for a reduced sales charge in accordance with the schedule set forth in the Prospectus when making subsequent purchases of Class A Shares. A reduced sales charge applies if the cumulative value (based on purchase cost or current net asset value, whichever is higher) of shares previously purchased together with Class A Shares of your subsequent purchase, amounts to $25,000 or more.

Letters of Intent

“Single purchasers” may also qualify for reduced sales charges, in accordance with the same schedule, after a written Letter of Intent (included in the New Account Application) is received by the Distributor. The Letter of Intent confirms that you intend to purchase, with a sales charge, within a thirteen month period, Class A Shares of the Trust through a single selected dealer or the Distributor. Class A Shares of the Trust which you previously purchased, also with a sales charge, and which you still own may also be included in determining the applicable reduction. For more information, including escrow provisions, see the Letter of Intent provisions of the New Account Application.

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General

Class A Shares may be purchased without a sales charge by:

*           current and former Trustees and officers of any funds in the Aquila Group of Funds;

*
the directors, managers, officers and certain employees, former employees and representatives of the Manager, the Distributor, and the sub-adviser of any fund in the Aquila Group of Funds and the parents and/or affiliates of such companies;

*           selected broker dealers, their officers and employees and other investment professionals;

*	certain persons connected with firms providing legal, advertising or public relations assistance to the Funds;

*           certain family members of, and plans for the benefit of, the foregoing; and

*	plans for the benefit of trust or similar clients of banking institutions over which these institutions have full investment authority, if the Distributor has an agreement relating to such purchases.

Except for the last category, purchasers must give written assurance that the purchase is for investment and that the Class A Shares will not be resold except through redemption. Since there may be tax consequences of these purchases, your tax advisor should be consulted.

Class A Shares may also be issued without a sales charge in a merger, acquisition or exchange offer made pursuant to a plan of reorganization to which the Trust is a party.

The Trust permits the sale of its Class A Shares at prices that reflect the reduction or elimination of the sales charge to investors who are members of certain qualified groups.

A qualified group is a group or association that

(i)	satisfies uniform criteria which enable the Distributor to realize economies of scale in its costs of distributing shares;

(ii)	gives its endorsement or authorization (if it is a group or association) to an investment program to facilitate solicitation of its membership by a broker or dealer; and

(iii)	complies with the conditions of purchase that make up an agreement between the Trust and the group, representative or broker or dealer.

At the time of purchase, the Distributor must receive information sufficient to permit verification that the purchase qualifies for a reduced sales charge, either directly or through a broker or dealer.

Examples of a qualified group include, but are not limited to:

*	certain wrap accounts, asset allocation programs or other fee-based arrangements for the benefit of clients of investment professionals or other financial intermediaries; and

*	certain retirement plans that are part of a retirement plan or platform offered by banks, broker-dealers, financial advisors or insurance companies, or serviced by recordkeepers.

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Investors may exchange securities acceptable to the Manager and Sub-Adviser for shares of the Trust. The Trust believes such exchange provides a means by which holders of certain securities may invest in the Trust without the expense of selling the securities in the open market. The investor should furnish, either in writing or by FAX or e-mail, to the Manager a list with a full and exact description (including CUSIP numbers) of all securities proposed for exchange. The Manager will then notify the investor as to whether the securities are acceptable and, if so, will send a letter of transmittal to be completed and signed by the investor. The Manager has the right to reject all or any part of the securities offered for exchange. The securities must then be sent in proper form for transfer with the letter of transmittal to the Custodian of the Trust’s assets. The investor must certify that there are no legal or contractual restrictions on the free transfers and sale of the securities. Upon receipt by the Custodian of the securities and all required documents for transfer, the securities will be valued as of the close of business on that day in the same manner as the Trust’s portfolio securities are valued each day. Shares of the Trust having an equal net asset value as of the close of the same day will be registered in the investor’s name. Applicable sales charges, if any, will apply, but there is no charge for making the exchange and no brokerage commission on the securities accepted, although applicable stock transfer taxes, if any, may be deducted. The exchange of securities by the investor pursuant to this offer may constitute a taxable transaction and may result in a gain or loss for Federal income tax purposes. The tax treatment experienced by investors may vary depending upon individual circumstances. Each investor should consult a tax adviser to determine Federal, state and local tax consequences.

Additional Compensation for Financial Intermediaries

The Distributor and/or its related companies may pay compensation out of their own assets to certain broker/dealers and other financial intermediaries (“financial advisors”) above and beyond sales commissions, 12b-1 or certain service fees and certain recordkeeping/sub-transfer agency fees paid by the Trust, in connection with the sale, servicing or retention of Trust shares.  This compensation, which may be significant in dollar amounts to the Distributor, could create an incentive for a financial advisor to sell Trust shares.  You should ask your financial advisor to obtain more information on how this additional compensation may have influenced your advisor’s recommendation of the Trust.

Such additional compensation (which is sometimes referred to as “revenue sharing”)  is paid out of the Distributor’s (or related company’s) own resources, without additional charge to the Trust or its shareholders, although such resources may include profits derived from services provided to the Trust.  Additional cash payments may be based on a percentage of gross sales, a percentage of assets or number of accounts maintained or serviced by the financial advisor, and/or a fixed dollar amount, and is different for different financial advisors.

At its discretion, the Distributor determines whether to pay additional compensation and the amount of any such payments based on factors the Distributor deems relevant.  Factors considered by the Distributor generally include the financial advisor’s reputation, training of the financial advisor’s sales force, quality of service, ability to attract and retain assets for the Trust, expertise in distributing a particular class of shares of the Trust, and/or access to target markets.  The Distributor may pay additional compensation for services with respect to the Trust and other funds in the Aquila Group of Funds without allocation for services provided to particular funds.

Typically, additional compensation in the form of education and/or marketing support payments is made towards one or more of the following:

•	assistance in training and educating the financial advisor’s personnel;

•	participation in the financial advisor’s conferences and meetings;

•	advertising of the Trust’s shares;

•	payment of travel expenses, including lodging, for attendance at sales seminars by qualifying registered representatives;

•	other incentives or financial assistance to financial advisors in connection with promotional, training or educational seminars or conferences;

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•	shareholder education events;

•	exhibit space or sponsorships at regional or national events of financial intermediaries;

•	participation in special financial advisor programs;

•	continued availability of the Trust’s shares through the financial advisor’s automated trading platform;

•	access to the financial advisor’s sales representatives and national sales management personnel by the Distributor or Trust representatives;

•	inclusion of the Trust and/or the Aquila Group of Funds on preferred or recommended sales lists; and

•	other comparable expenses at the discretion of the Distributor.

         The financial advisors to whom the Distributor may pay, or has paid additional compensation in the form of education and/or marketing support payments since January 1, 2004, include American Enterprise Investment, Bank One Securities Corp. (now JP Morgan Chase Bank and/or JP Morgan Chase Securities), Charles Schwab & Co., Inc., DA Davidson & Co., Edward D. Jones & Co., Fidelity Brokerage Services LLC, First Federal Savings Bank, Invest Financial Corporation, J.J.B. Hilliard, W.L. Lyons Inc., Janney Montgomery Scott LLC, LPL Financial, Merrill Lynch, Morgan Keegan & Company, Inc.,  Morgan Stanley Smith Barney, National Financial Services LLC, Pershing LLC, RBC Dain Rauscher Inc., Raymond James Securities, Sovereign Bank, Stifel, Nicolaus & Company, Inc., Stock Yards Bank & Trust Co., The Glenview Trust Co., The Investment Center Inc., UBS Financial Services, US Bancorp Investments, Inc., US Bank Securities, UVEST Investment Services, Inc., Wedbush Securities Inc.,  Wells Fargo Advisors, Inc., and Zions Investment Securities Inc.

The Distributor and/or related companies may compensate financial advisors not listed above.  The Distributor and/or related companies may enter into additional compensation arrangements or change arrangements at any time without notice.

The Distributor and/or its related companies currently compensate financial advisors on a case by case basis.  Any of the foregoing payments to be made by the Distributor may be made instead by the Manager out of its own funds, directly or through the Distributor.

Automatic Withdrawal Plan

You may establish an Automatic Withdrawal Plan if you own or purchase Class A Shares of the Trust having a net asset value of at least $5,000. The Automatic Withdrawal Plan is not available for Class C Shares, Class I Shares or Class Y Shares.

Under an Automatic Withdrawal Plan you will receive a monthly or quarterly check in a stated amount, not less than $50. If such a plan is established, all dividends and distributions must be reinvested in your shareholder account. Redemption of shares to make payments under the Automatic Withdrawal Plan will generally give rise to a gain or loss for tax purposes. (See the Automatic Withdrawal Plan provisions of the New Account Application.)

Purchases of additional Class A Shares concurrently with withdrawals are undesirable because of sales charges when purchases are made. Accordingly, you may not maintain an Automatic Withdrawal Plan while simultaneously making regular purchases. While an occasional lump sum investment may be made, such investment should normally be an amount at least equal to three times the annual withdrawal or $5,000, whichever is less.

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Share Certificates

The Trust no longer issues share certificates. If you own certificated shares and have lost the certificates, you may incur delay and expense when redeeming the shares.

Reinvestment Privilege

If you reinvest proceeds of a redemption of Class A or Class C Shares within 120 days of the redemption you will not have to pay any additional sales charge on the reinvestment, and any CDSC deducted upon the redemption will be refunded. You must reinvest in the same class as the shares redeemed. You may exercise this privilege only once a year, unless otherwise approved by the Distributor.

The Distributor will refund to you any CDSC deducted at the time of redemption by adding it to the amount of your reinvestment. The Class C or CDSC Class A Shares purchased upon reinvestment will be deemed to have been outstanding from the date of your original purchase of the redeemed shares, less the period from redemption to reinvestment.

Exchange Privilege

Shareholders of the Trust have an exchange privilege as set forth below. Exchanges can be made among this Trust and other funds in the Aquila Group of Funds. All exchanges are subject to certain conditions described below.

Generally, you can exchange shares of any class of the Trust for shares of the same class of other funds in the Aquila Group of Funds without the payment of a sales charge or any other fee. The exchange privilege is available to Class I or Class Y Shares to the extent that other Aquila-sponsored funds are made available to its customers by your financial intermediary. All exchanges of Class I or Class Y Shares must be made through your financial intermediary. Call 800-437-1020 for more information on the exchange privilege.

Because excessive trading in Trust shares can be harmful to the Trust and its other shareholders, the right is reserved to revise or terminate the exchange privilege, to limit the number of exchanges or to reject any exchange if (i) the Trust or any of the other Funds in the Aquila Group of Funds believe that it or they would be harmed or be unable to invest effectively or (ii) it or they receive or anticipate receiving simultaneous orders that may significantly affect the Trust or any other fund in the Aquila Group of Funds.

The following important information should be noted:

CDSCs Upon Redemptions of Shares Acquired Through Exchanges. If you exchange shares subject to a CDSC, no CDSC will be imposed at the time of exchange, but the shares you receive in exchange for them will be subject to the applicable CDSC if you redeem them before the requisite holding period (extended, if required) has expired.

If the shares you redeem would have incurred a CDSC if you had not made any exchanges, then the same CDSC will be imposed upon the redemption regardless of the exchanges that have taken place since the original purchase.

The funds in the Aquila Group of Funds reserve the right to reject any exchange into its shares, if shares of the fund into which exchange is desired are not available for sale in your state of residence. The Trust may also modify or terminate this exchange privilege at any time on not less than 60 days’ written notice to shareholders.

All exercises of the exchange privilege are subject to the conditions that (i) the shares being acquired are available for sale in your state of residence; (ii) the aggregate net asset value of the shares surrendered for exchange

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is at least equal to the minimum investment requirements of the investment company whose shares are being acquired and (iii) the ownership of the accounts from which and to which the exchange is made are identical.

The Agent will accept telephone exchange instructions from anyone. To make a telephone exchange, telephone:

800-437-1000 toll-free

Note: The Trust, the Agent, and the Distributor will not be responsible for any losses resulting from unauthorized telephone transactions if the Agent follows reasonable procedures designed to verify the identity of the caller. The Agent will request some or all of the following information: account name(s) and number, name of the caller, the social security number registered to the account and personal identification. The Agent may also record calls. You should verify the accuracy of confirmation statements immediately upon receipt.

Exchanges will be effected at the relative exchange prices of the shares being exchanged next determined after receipt by the Agent of your exchange request. The exchange prices will be the respective net asset values of the shares.

An exchange is generally treated for Federal tax purposes as a redemption and purchase of shares and will generally result in the realization of a short- or long-term capital gain or loss, depending on the value of the shares received in the exchange, the cost or other tax basis of the shares exchanged and the holding period.  Should any capital loss be realized, no representation is made as to its deductibility.

Dividends paid by a fund whose shares you receive in an exchange may be taxable to you.  You should consult your tax adviser before acquiring shares of another fund under the exchange privilege arrangement.

If you are considering an exchange into one of the funds listed above, you should send for and carefully read its Prospectus.

Same Fund Exchange Privilege

       Certain shareholders may be eligible to exchange their shares for the Trust’s Class Y shares. If eligible, no sales charges or other charges will apply to any such exchange. Generally, shareholders will not recognize a gain or loss for Federal income tax purposes upon such an exchange. Investors should contact their financial intermediary to learn more about the details of this privilege.

Conversion of Class C Shares

Class C Shares automatically convert to Class A Shares six years after the date of purchase.  Conversion of Class C Shares into Class A Shares will be effected at relative net asset values after the sixth anniversary of your purchase of Class C Shares, on the 15th day of the month (or the next business day thereafter), except as noted below. Accordingly, if the sixth anniversary of your purchase of Class C Shares occurs on or after the 15th day of the month, conversion will be effected on the 15th day of the following month.  Thus, the holding period applicable to your Class C Shares may be up to five weeks more than the six years depending upon when your actual purchase was made during a month. Because the per share value of Class A Shares may be higher than that of Class C Shares at the time of conversion, you may receive fewer Class A Shares than the number of Class C Shares converted. If you have made one or more exchanges of Class C Shares among the Aquila-sponsored Bond or Equity Funds under the Exchange Privilege, the six-year holding period is deemed to have begun on the date you purchased your original Class C Shares of the Trust or of another of the Aquila Bond or Equity Funds.

“Transfer on Death” Registration (Not Available for Class I or Class Y Shares)

Each of the funds in the Aquila Group of Funds now permits registration of its shares in beneficiary form, subject to the funds’ rules governing Transfer on Death (“TOD”) registration, if the investor resides in a state that has adopted the Uniform Transfer on Death Security Registration Act (a “TOD State”; for these purposes, Missouri

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is deemed to be a TOD State). This form of registration allows you to provide that, on your death, your shares are to be transferred to the one or more persons that you specify as beneficiaries. To register shares of the Trust in TOD form, complete the special TOD Registration Request Form and review the Rules Governing TOD Registration; both are available from the Agent. The Rules, which are subject to amendment upon 60 days’ notice to TOD account owners, contain important information regarding TOD accounts with the Trust; by opening such an account you agree to be bound by them, and failure to comply with them may result in your shares’ not being transferred to your designated beneficiaries. If you open a TOD account with the Trust that is otherwise acceptable but, for whatever reason, neither the Trust nor the Agent receives a properly completed TOD Registration Request Form from you prior to your death, the Trust reserves the right not to honor your TOD designation, in which case your account will become part of your estate.

You are eligible for TOD registration only if, and as long as, you reside in a TOD State. If you open a TOD account and your account address indicates that you do not reside in a TOD State, your TOD registration will be ineffective and the Trust may, in its discretion, either open the account as a regular (non-TOD) account or redeem your shares. Such a redemption may result in a gain or loss to you and may have tax consequences. Similarly, if you open a TOD account while residing in a TOD State and later move to a non-TOD State, your TOD registration will no longer be effective. In both cases, should you die while residing in a non-TOD State the Trust reserves the right not to honor your TOD designation. At the date of this SAI, almost all states are TOD States, but you should consult your tax advisor regarding the circumstances in your state of residence.

Computation of Net Asset Value

The net asset value of the shares of each of the Trust’s classes is determined as of 4:00 p.m., New York time, on each day that the New York Stock Exchange is open, by dividing the value of the Trust’s net assets allocable to each class by the total number of its shares of such class then outstanding.  Portfolio securities generally are valued on the basis of market valuations furnished by a pricing service, which may use a pricing matrix to determine valuation. Any securities or assets for which market quotations are not readily available or are determined to be unreliable are valued at their fair value as determined in good faith under procedures subject to the general supervision and responsibility of the Trust’s Board of Trustees.

Reasons for Differences in Public Offering Price

As described herein and in the Prospectus, there are a number of instances in which the Trust’s Class A Shares are sold or issued on a basis other than the maximum public offering price, that is, the net asset value plus the highest sales charge. Some of these relate to lower or eliminated sales charges for larger purchases, whether made at one time or over a period of time as under a Letter of Intent or right of accumulation. (See the table of sales charges in the Prospectus.) The reasons for these quantity discounts are, in general, that (i) they are traditional and have long been permitted in the industry and are therefore necessary to meet competition as to sales of shares of other funds having such discounts; and (ii) they are designed to avoid an unduly large dollar amount of sales charge on substantial purchases in view of reduced selling expenses. Quantity discounts are made available to certain related persons (“single purchasers”) for reasons of family unity and to provide a benefit to tax-exempt plans and organizations.

The reasons for the other instances in which there are reduced or eliminated sales charges for Class A Shares are as follows. Exchanges at net asset value are permitted because a sales charge has already been paid on the shares exchanged. Sales without sales charge are permitted to Trustees, officers and certain others due to reduced or eliminated selling expenses and/or since such sales may encourage incentive, responsibility and interest and an identification with the aims and policies of the Trust. Limited reinvestments of redemptions of Class A Shares and Class C Shares at no sales charge are permitted to attempt to protect against mistaken or incompletely informed redemption decisions. Shares may be issued at no sales charge in plans of reorganization due to reduced or eliminated sales expenses and since, in some cases, such issuance is exempted in the 1940 Act from the otherwise applicable restrictions as to what sales charge must be imposed. In no case in which there is a reduced or eliminated sales charge are the interests of existing shareholders adversely affected since, in each case, the Trust receives the net asset value per share of all shares sold or issued.

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Purchases and Redemptions Through Broker/Dealers

A broker/dealer may charge its customers a processing or service fee in connection with the purchase or redemption of Trust shares. The amount and applicability of such a fee is determined and should be disclosed to its customers by each individual broker/dealer. These processing or service fees are typically fixed, nominal dollar amounts and are in addition to the sales and other charges described in the Prospectus and this SAI. Your broker/dealer should provide you with specific information about any processing or service fees you will be charged.

Purchases and Redemptions of Class I and Class Y Shares

The Trust has authorized one or more financial intermediaries or institutions to receive on its behalf purchase and redemption orders for Class I or Class Y Shares; one or more of those financial intermediaries are also authorized to designate other intermediaries to receive purchase and redemption orders for Class I or Class Y Shares on the Trust’s behalf. The Trust will be deemed to have received a purchase or redemption order for Class I or Class Y Shares when an authorized financial intermediary or, if applicable, the financial intermediary’s authorized designee receives the order. Such orders will be priced at the Trust’s net asset value for Class I or Class Y Shares next determined after they are received by the authorized financial intermediary or institution or, if applicable, its authorized designee and accepted by the Trust.

Limitation of Redemptions in Kind

The Trust has elected to be governed by Rule 18f-1 under the 1940 Act, pursuant to which the Trust is obligated to redeem shares solely in cash up to the lesser of $250,000 or 1 percent of the net asset value of the Trust during any 90-day period for any one shareholder. Should redemptions by any shareholder exceed such limitation, the Trust will have the option of redeeming the excess in cash or in kind. If shares are redeemed in kind, the redeeming shareholder might incur brokerage costs in converting the assets into cash. The method of valuing securities used to make redemptions in kind will be the same as the method of valuing portfolio securities described under “Net Asset Value Per Share” in the Prospectus, and such valuation will be made as of the same time the redemption price is determined.

Disclosure of Portfolio Holdings

Under Trust policies, the Manager publicly discloses the complete schedule of the Trust’s portfolio holdings, as reported at the end of each calendar quarter, generally by the 15th day after the end of each calendar quarter.  Such information will remain accessible until the next schedule is made publicly available.  It may also publicly disclose other portfolio holdings as of a specified date.  You may obtain a copy of the Trust’s schedule of portfolio holdings for the most recently completed period by accessing the information on the Trust’s website at www.aquilafunds.com.  The Trust also discloses the five largest holdings by market value as of the close of the last business day of each calendar month by posting the same to its web site on the 5th business day of the following calendar month. Such information remains on the web site until the next such posting.

In addition, the Manager may share the Trust’s non-public portfolio holdings information with pricing services and other service providers to the Trust who require access to such information in order to fulfill their contractual duties to the Trust.  The Manager may also disclose non-public information regarding the Trust’s portfolio holdings to certain mutual fund analysts and rating and tracking entities or to other entities that have a legitimate business purpose in receiving such information on a more frequent basis.  Exceptions to the frequency and recipients of the disclosure may be made only with the advance authorization of the Trust’s Chief Compliance Officer upon a determination that such disclosure serves a legitimate business purpose and is in the best interests of the Trust and will be reported to the Board of Trustees at the next regularly scheduled board meeting.  Any permitted release of non-public holdings information is provided in accordance with the then-current policy on approved methods or arrangements for communicating confidential information.

Whenever portfolio holdings disclosure made pursuant to these procedures involves a possible conflict of interest between the Trust’s shareholders and the Trust’s Manager, Sub-Adviser, Distributor or any affiliated person

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of the Trust, the disclosure may not be made unless a majority of the independent Trustees or a majority of a board committee consisting solely of independent Trustees approves such disclosure.  The Trust, the Manager and the Sub-Adviser shall not enter into any arrangement providing for the disclosure of non-public portfolio holdings information for the receipt of compensation or benefit of any kind.  Any material changes to the policies and procedures for the disclosure of portfolio holdings will be reported to the Board on at least an annual basis.

The Trust currently provides holdings information to the following service providers with which it has ongoing relationships:

1.	Interactive Data Pricing and Reference Data, Inc. (pricing services) on a daily basis with no lag;

2.	Tait, Weller & Baker LLP, its independent registered public accounting firm, as soon as practicable following the Trust's fiscal year-end and on an as-needed basis; and

3.	Fitch, its financial printer, as soon as practicable following each fiscal quarter-end.

The Trust also currently provides holdings information to Bloomberg, Morningstar and Lipper Analytical Services (analysts, rating and tracking entities) on a quarterly basis with a 15 -day lag.

Additional Tax Information

The following is a summary of certain material U.S. Federal income tax considerations affecting the Trust and its shareholders. The discussion is very general. Current and prospective shareholders are therefore urged to consult their own tax advisers with respect to the specific Federal, state, local and foreign tax consequences of investing in the Trust. The summary is based on the laws in effect on the date of this SAI and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Trust and Its Investments

The Trust has elected to be treated, and intends to qualify each year, as a “regulated investment company” or “RIC” under Subchapter M of the Code. To so qualify, the Trust must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock or securities or foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditionally permitted mutual fund income); and (b) diversify its holdings so that, at the end of each quarter of the Trust’s taxable year, (i) at least 50% of the market value of the Trust’s assets is represented by cash, securities of other regulated investment companies, U.S. Government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Trust’s assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. Government securities or securities of other regulated investment companies) of any one issuer, in the securities (other than the securities of other regulated investment companies) of any two or more issuers that the Trust controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses, or in the securities of one or more “qualified publicly traded partnerships.”

As a regulated investment company, the Trust will not be subject to U.S. Federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, the Trust must distribute to its shareholders at least the sum of (i) 90% of its “investment company taxable income” for the taxable year (i.e., generally, the taxable income of a RIC other than its net capital gain, plus or minus certain other adjustments), computed without regard to the dividends-paid deduction, and (ii) 90% of its net tax-exempt income for the taxable

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year. The Trust will be subject to income tax at regular corporate tax rates on any taxable income or gains that it does not distribute to its shareholders.

If, for any taxable year, the Trust were to fail to qualify as a regulated investment company under the Code or were to fail to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation, and distributions to its shareholders would not be deductible by the Trust in computing its taxable income. In addition, in the event of a failure to qualify, the Trust’s distributions, to the extent derived from current or accumulated earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as ordinary dividend income for Federal income tax purposes. However, such dividends would be eligible, subject to any generally applicable limitations, (i) to be treated as qualified dividend income in the case of shareholders taxed as individuals and (ii) for the dividends received deduction in the case of corporate shareholders. Moreover, if the Trust were to fail to qualify as a regulated investment company in any year, it would be required to pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. Under certain circumstances, the Trust may cure a failure to qualify as a regulated investment company, but in order to do so the Trust may incur significant Trust-level taxes and may be forced to dispose of certain assets. If the Trust failed to qualify as a regulated investment company for a period greater than two taxable years, the Trust would generally be required to recognize any net built-in gains with respect to certain of its assets upon a disposition of such assets within ten years of qualifying as a regulated investment company in a subsequent year.

The Code imposes a 4% nondeductible excise tax on the Trust to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98.2% of its capital gain net income (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or capital gain net income that is retained by the Trust and subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any under-distribution or over-distribution, as the case may be, from the previous year. The Trust anticipates that it will pay such dividends and will make such distributions as are necessary to avoid the application of this excise tax.

The Trust’s transactions in zero coupon securities, foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies), if any, will be subject to special provisions of the Code (including provisions relating to “hedging transactions” and “straddles”) that, among other things, may affect the character of gains and losses realized by the Trust (i.e., may affect whether gains or losses are ordinary or capital), accelerate recognition of income to the Trust, and defer Trust losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (a) will require the Trust to “mark to market” certain types of the positions in its portfolio (i.e., treat them as if they were closed out at the end of each year) and (b) may cause the Trust to recognize income prior to the receipt of cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust will monitor its transactions, will make the appropriate tax elections and will make the appropriate entries in its books and records when it acquires any zero coupon securities, foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and  maintain qualification for treatment as a regulated investment company.

The Trust may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark-to-market rules, constructive sale rules or rules applicable to certain options, futures or forward contracts, or “appreciated financial positions” or (2) tax rules applicable to debt obligations acquired with “original issue discount,” including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. In order to distribute this income and avoid a tax on the Trust, the Trust might be required to liquidate portfolio securities that it might otherwise have continued to hold, potentially resulting in additional taxable gain or loss. The Trust might also meet the distribution requirements by borrowing the necessary cash, thereby incurring interest expense.

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For U.S. Federal income tax purposes, net short- and long-term capital losses may generally be carried forward without limit.  Carryforwards are available to offset future net realized gains on securities transactions to the extent provided for in the Code.  Under certain circumstances, the Trust may elect to treat certain losses as though they were incurred on the first day of the taxable year immediately following the taxable year in which they were actually incurred.

At March 31 2015, the Trust had no capital loss carryforwards from taxable years that began on or before December 22, 2010. At March 31, 2015, the Trust had net short-term and long-term capital loss carryforwards as follows:

Carryforward	Character
$1,165,296	Short-term
$250,709	Long-term

Taxation of U.S. Shareholders

Dividends and other distributions by the Trust are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, if any dividend or distribution is declared by the Trust in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month but is actually paid during the following January, such dividend or distribution will be deemed to have been received by each shareholder on December 31 of the year in which the dividend was declared.

The Trust intends to distribute annually to its shareholders substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction), and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryforwards). If, however, the Trust retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryforwards), it will be subject to a corporate tax on the amount retained. In that event, the Trust will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. Federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the income tax paid by the Trust on the undistributed amount against their U.S. Federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. Federal income tax purposes, in their shares by an amount equal to the excess of the amount of undistributed net capital gain included in their respective income over their respective income tax credits. Organizations or persons not subject to U.S. Federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Trust upon timely filing appropriate returns or claims for refund with the Internal Revenue Service (the “IRS”).

Exempt-interest dividends paid by the Trust are exempt from regular Federal income taxes. Distributions of taxable net investment income and net realized short-term capital gains are taxable to a U.S. shareholder as ordinary income, whether paid in cash or in shares. Distributions of net capital gain (i.e., the excess of net long-term capital gain over net short-term capital loss), if any, that the Trust reports as capital gain dividends are taxable as long-term capital gains, whether paid in cash or in shares, and regardless of how long a shareholder has held shares of the Trust. None of the Trust’s distributions are expected to be eligible for the dividends-received deduction for corporate shareholders or for any favorable tax rate that may apply to “qualified dividend income” in the hands of an individual shareholder.

Dividends and distributions from the Trust (other than exempt-interest dividends) and net gains from redemptions of Trust shares are generally taken into account in determining a shareholder’s “net investment income” for purposes of the Medicare contribution tax applicable to certain individuals, estates and trusts.

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Distributions in excess of the Trust’s current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder’s basis in his or her shares of the Trust, and as a capital gain thereafter (if the shareholder holds his or her shares of the Trust as capital assets). Each shareholder who receives distributions in the form of additional shares will generally be treated for U.S. Federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholder would have received if he or she had instead elected to receive cash distributions.  The shareholder’s aggregate tax basis in shares of the Trust will be increased by such amount.

Investors considering buying shares just prior to a capital gain distribution should be aware that, although the price of shares purchased at that time may reflect the amount of the forthcoming distribution, such dividend or distribution may nevertheless be taxable to them.

Because the Trust will distribute exempt-interest dividends, interest on indebtedness incurred by shareholders, directly or indirectly, to purchase or carry shares in the Trust is not deductible for U.S. Federal income tax purposes. Investors receiving social security or railroad retirement benefits should be aware that exempt-interest dividends may, under certain circumstances, cause a portion of such benefits to be subject to Federal income tax. Furthermore, a portion of any exempt-interest dividend paid by the Trust that represents income derived from certain revenue or private activity bonds held by the Trust may not retain its tax-exempt status in the hands of a shareholder who is a “substantial user” of a facility financed by such bonds, or a “related person” thereof. Moreover, some or all of the exempt-interest dividends distributed by the Trust may be a specific preference item, or a component of an adjustment item, for purposes of the Federal individual and corporate alternative minimum taxes.

Shareholders should consult their own tax advisors as to whether they are (i) “substantial users” with respect to a facility or “related” to such users within the meaning of the Code or (ii) subject to a Federal alternative minimum tax, the Federal “branch profits” tax, or the Federal “excess net passive income” tax.

Sales of Shares

Upon the sale or exchange of his or her shares (other than an exchange for shares of another share class of the same Fund), a shareholder will generally recognize a taxable gain or loss equal to the difference between the amount realized and his or her basis in the shares. A redemption of shares by the Trust will normally be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder’s hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Trust, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of Trust shares held by the shareholder for six months or less will be treated for U.S. Federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder (including amounts credited to the shareholder as undistributed capital gains) with respect to such shares.

If a shareholder incurs a sales charge in acquiring shares of the Trust, disposes of those shares within 90 days and then acquires, before February 1 of the calendar year following the calendar year of the disposition, shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain or loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis in the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

If a shareholder recognizes a loss with respect to the Trust’s shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder (or certain greater amounts over a combination of

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years), the shareholder must file with the IRS a disclosure statement on IRS Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. The fact that a loss is so reportable does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper.

Backup Withholding

The Trust may be required in certain circumstances to apply backup withholding on dividends (including exempt-interest dividends), distributions and redemption proceeds payable to non-corporate shareholders who fail to provide the Trust with their correct taxpayer identification numbers or to make required certifications, or who have been notified by the IRS that they are subject to backup withholding. The backup withholding rate is 28%. Backup withholding is not an additional tax and any amount withheld may be credited against a shareholder’s U.S. Federal income tax liabilities.

Notices

Shareholders will receive, if appropriate, various written notices after the close of the Trust’s taxable year regarding the U.S. Federal income tax status of certain dividends, distributions and redemption proceeds that were paid (or that are treated as having been paid) by the Trust to its shareholders during the preceding taxable year.

Non-U.S. Shareholders

Ordinary dividends and certain other payments made by the Trust to non-U.S. shareholders (but not exempt-interest dividends or capital gain dividends) are generally subject to Federal withholding tax at a 30% rate or such lower rate as may be determined in accordance with any applicable treaty. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN or similar form certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides an IRS Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. Federal income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or a lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate. Backup withholding will not be applied to payments that have already been subject to the 30% withholding tax. The 30% withholding tax generally will not apply to exempt-interest dividends, to distributions of the excess of net long-term capital gains over net short-term capital losses or to redemption proceeds.

Unless certain non-U.S. entities that hold Trust shares comply with IRS requirements that will generally require them to report information regarding U.S. persons investing in, or holding accounts with, such entities, a 30% withholding tax may apply to Trust distributions (other than exempt-interest dividends) payable to such entities after June 30, 2014 (or, in certain cases, after later dates) and redemptions and certain capital gain dividends payable to such entities after December 31, 2016. A non-U.S. shareholder may be exempt from the withholding described in this paragraph under an applicable intergovernmental agreement between the U.S. and a foreign government, provided that the shareholder and the applicable foreign government comply with the terms of such agreement. Shareholders should consult their own tax advisers on these matters and on state, local, foreign and other applicable tax laws.

Basis Reporting

The Trust or your broker will report to the IRS the amount of proceeds that a shareholder receives from a redemption or exchange of Trust shares. For redemptions or exchanges of shares acquired on or after January 1, 2012, the Trust will also report the shareholder’s basis in those shares and the character of any gain or loss that the shareholder realizes on the redemption or exchange (i.e., short-term or long-term), and certain related tax information. For purposes of calculating and reporting basis, shares acquired prior to January 1, 2012 and shares

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acquired on or after January 1, 2012 will generally be treated as held in separate accounts. If a shareholder has a different basis for different shares of the Trust held in the same account (e.g., if a shareholder purchased Trust shares held in the same account when the shares were at different prices), the Trust will calculate the basis of the share sold using its default method unless the shareholder has properly elected to use a different method.  The Trust’s default method for calculating basis is the average basis method, under which the basis per share is reported as an average of the bases of the shareholder’s Trust shares in the account.

Shareholders may instruct the Trust to use a method other than average basis for an account, but the application of that other method will depend on whether shares have previously been redeemed or exchanged. Shareholders who hold shares through a broker should contact the broker for further assistance or for information regarding the broker’s default method for calculating basis and procedures for electing to use an alternative method. Prior to redeeming shares, shareholders should consult their tax advisers concerning the tax consequences of applying the average basis method or electing another method of basis calculation.

The foregoing is only a summary of certain material U.S. Federal income tax consequences (and, where noted, state and local tax consequences) affecting the Trust and its shareholders. Current and prospective shareholders are advised to consult their own tax advisers with respect to the particular tax consequences to them of an investment in the Trust.

Underwriters

The Distributor acts as the Trust’s principal underwriter in the continuous public offering of all of the Trust’s classes of shares. The Distributor is not obligated to sell a specific number of shares. Under the Distribution Agreement, the Distributor is responsible for the payment of certain printing and distribution costs relating to prospectuses and reports as well as the costs of supplemental sales literature, advertising and other promotional activities. Payments of the amounts listed below for the Trust’s fiscal year ended March 31, 2015 were as follows

Name of Principal Underwriter	Net Underwriting Discounts and Commissions	Compensation on Redemptions and Repurchases	Brokerage Commissions	Other Compensation

Aquila Distributors, Inc.	$153,544	None	None	None*

*Amounts paid to the Distributor under the Trust’s Distribution Plan are for compensation.

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APPENDIX A

DESCRIPTION OF SECURITIES RATINGS

The ratings of Moody’s Investors Service, Inc., Standard & Poor’s Ratings Group and Fitch Ratings represent their opinions as to the quality of various debt obligations.  It should be emphasized, however, that ratings are not absolute standards of quality. Consequently, debt obligations with the same maturity, coupon and rating may have different yields while debt obligations of the same maturity and coupon with different ratings may have the same yield. As described by the rating agencies, ratings are generally given to securities at the time of issuances. While the rating agencies may from time to time revise such ratings, they undertake no obligation to do so.

Description of Moody’s Investors Service, Inc.’s Long-Term Obligation Ratings:

Moody’s long-term ratings are opinions of the relative credit risk of financial obligations with an original maturity of one year or more. They address the possibility that a financial obligation will not be honored as promised. Such ratings use Moody’s Global Scale and reflect both the likelihood of default and any financial loss suffered in the event of default.

Aaa—Obligations rated Aaa are judged to be of the highest quality, with minimal credit risk.

Aa—Obligations rated Aa are judged to be of high quality and are subject to very low credit risk.

A—Obligations rated A are considered upper-medium grade and are subject to low credit risk.

Baa—Obligations rated Baa are subject to moderate credit risk. They are considered medium grade and as such may possess certain speculative characteristics.

Ba—Obligations rated Ba are judged to have speculative elements and are subject to substantial credit risk.

B—Obligations rated B are considered speculative and are subject to high credit risk.

Caa—Obligations rated Caa are judged to be of poor standing and are subject to very high credit risk.

Ca—Obligations rated Ca are highly speculative and are likely in, or very near, default, with some prospect of recovery of principal and interest.

C—Obligations rated C are the lowest rated class and are typically in default, with little prospect for recovery of principal or interest.

Note : Moody’s appends numerical modifiers “1”, “2” and “3” to each generic rating classification from “Aa” through “Caa.” The modifier “1” indicates that the obligation ranks in the higher end of its generic rating category; the modifier “2” indicates a mid-range ranking; and the modifier “3” indicates a ranking in the lower end of that generic rating category.

Description of Moody’s Investors Service, Inc.’s Short-Term Obligation Ratings:

Moody’s short-term ratings are opinions of the ability of issuers to honor short-term financial obligations. Ratings may be assigned to issuers, short-term programs or to individual short-term debt instruments. Such obligations generally have an original maturity not exceeding thirteen months, unless explicitly noted.

Moody’s employs the following designations to indicate the relative repayment ability of rated issuers:

P-1—Issuers (or supporting institutions) rated Prime-1 have a superior ability to repay short-term debt obligations.

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P-2—Issuers (or supporting institutions) rated Prime-2 have a strong ability to repay short-term debt obligations.

P-3—Issuers (or supporting institutions) rated Prime-3 have an acceptable ability to repay short-term obligations.

NP—Issuers (or supporting institutions) rated Not Prime do not fall within any of the Prime rating categories.

Note : Canadian issuers rated P-1 or P-2 have their short-term ratings enhanced by the senior-most long-term rating of the issuer, its guarantor or support-provider.

Description of Moody’s Investors Service, Inc.’s U.S. Municipal Ratings:

U.S. Municipal Short-Term Obligation Ratings:

There are three rating categories for short-term municipal obligations that are considered investment grade. These ratings are designated as Municipal Investment Grade (“MIG”) and are divided into three levels–MIG 1 through MIG 3. In addition, those short-term obligations that are of speculative quality are designated “SG,” or speculative grade. MIG ratings expire at the maturity of the obligation.

MIG 1—This designation denotes superior credit quality. Excellent protection is afforded by established cash flows, highly reliable liquidity support, or demonstrated broad-based access to the market for refinancing.

MIG 2—This designation denotes strong credit quality. Margins of protection are ample, although not as large as in the preceding group.

MIG 3—This designation denotes acceptable credit quality. Liquidity and cash-flow protection may be narrow, and market access for refinancing is likely to be less well-established.

SG—This designation denotes speculative-grade credit quality. Debt instruments in this category may lack sufficient margins of protection.

U.S. Municipal Demand Obligation Ratings:

In the case of variable rate demand obligations (“VRDOs”), a two-component rating is assigned; a long or short-term debt rating and a demand obligation rating. The first element represents Moody’s evaluation of the degree of risk associated with scheduled principal and interest payments. The second element represents Moody’s evaluation of the degree of risk associated with the ability to receive purchase price upon demand (“demand feature”), using a variation of the MIG rating scale, the Variable Municipal Investment Grade or VMIG rating.

When either the long- or short-term aspect of a VRDO is not rated, that piece is designated NR, e.g., Aaa/NR or NR/VMIG 1. VMIG rating expirations are a function of each issue’s specific structural or credit features.

VMIG 1—This designation denotes superior credit quality. Excellent protection is afforded by the superior short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 2—This designation denotes strong credit quality. Good protection is afforded by the strong short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

VMIG 3—This designation denotes acceptable credit quality. Adequate protection is afforded by the satisfactory short-term credit strength of the liquidity provider and structural and legal protections that ensure the timely payment of purchase price upon demand.

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SG—This designation denotes speculative-grade credit quality. Demand features rated in this category may be supported by a liquidity provider that does not have an investment grade short-term rating or may lack the structural and/or legal protections necessary to ensure the timely payment of purchase price upon demand.

Description of Standard & Poor’s Ratings Group’s Long-Term Issue Credit Ratings:

Long-term issue credit ratings are based, in varying degrees, on Standard & Poor’s analysis of the following considerations: (1) likelihood of payment-capacity and willingness of the obligor to meet its financial commitment on an obligation in accordance with the terms of the obligation; (2) nature of and provisions of the obligation; and (3) protection afforded by, and relative position of, the obligation in the event of bankruptcy, reorganization, or other arrangement under the laws of bankruptcy and other laws affecting creditors’ rights.

Issue ratings are an assessment of default risk, but may incorporate an assessment of relative seniority or ultimate recovery in the event of default. Junior obligations are typically rated lower than senior obligations, to reflect the lower priority in bankruptcy, as noted above. (Such differentiation may apply when an entity has both senior and subordinated obligations, secured and unsecured obligations, or operating company and holding company obligations.)

AAA—An obligation rated ‘AAA’ has the highest rating assigned by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is extremely strong.

AA—An obligation rated ‘AA’ differs from the highest-rated obligations only to a small degree. The obligor’s capacity to meet its financial commitment on the obligation is very strong.

A—An obligation rated ‘A’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher-rated categories. However, the obligor’s capacity to meet its financial commitment on the obligation is still strong.

BBB—An obligation rated ‘BBB’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

BB, B, CCC, CC, and C—Obligations rated ‘BB’, ‘B’, ‘CCC’, ‘CC’, and ‘C’ are regarded as having significant speculative characteristics. ‘BB’ indicates the least degree of speculation and ‘C’ the highest. While such obligations will likely have some quality and protective characteristics, these may be outweighed by large uncertainties or major exposures to adverse conditions.

BB—An obligation rated ‘BB’ is less vulnerable to nonpayment than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions, which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B—An obligation rated ‘B’ is more vulnerable to nonpayment than obligations rated ‘BB’, but the obligor currently has the capacity to meet its financial commitment on the obligation. Adverse business, financial, or economic conditions will likely impair the obligor’s capacity or willingness to meet its financial commitment on the obligation.

CCC—An obligation rated ‘CCC’ is currently vulnerable to nonpayment, and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation. In the event of adverse business, financial, or economic conditions, the obligor is not likely to have the capacity to meet its financial commitment on the obligation.

CC—An obligation rated ‘CC’ is currently highly vulnerable to nonpayment.

C—A ‘C’ rating is assigned to obligations that are currently highly vulnerable to nonpayment, obligations that have payment arrearages allowed by the terms of the documents, or obligations of an issuer that is the subject of a bankruptcy petition or similar action which have not experienced a payment default. Among others, the ‘C’ rating may

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be assigned to subordinated debt, preferred stock or other obligations on which cash payments have been suspended in accordance with the instrument’s terms or when preferred stock is the subject of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

D—An obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized. An obligation’s rating is lowered to ‘D’ upon completion of a distressed exchange offer, whereby some or all of the issue is either repurchased for an amount of cash or replaced by other instruments having a total value that is less than par.

Plus (+) or Minus (–): The ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (–) sign to show relative standing within the major rating categories.

NR: This indicates that no rating has been requested, that there is insufficient information on which to base a rating, or that Standard & Poor’s does not rate a particular obligation as a matter of policy.

Description of Standard & Poor’s Ratings Group’s Short-Term Issue Credit Ratings:

Short-term ratings are generally assigned to those obligations considered short-term in the relevant market. In the U.S., for example, that means obligations with an original maturity date of no more than 365 days—including commercial paper. Short-term ratings are also used to indicate the creditworthiness of an obligor with respect to put features on long-term obligations. The result is a dual rating, in which the short-term rating addresses the put feature, in addition to the usual long-term rating.

A-1—A short-term obligation rated ‘A-1’ is rated in the highest category by Standard & Poor’s. The obligor’s capacity to meet its financial commitment on the obligation is strong. Within this category, certain obligations are designated with a plus sign (+). This indicates that the obligor’s capacity to meet its financial commitment on these obligations is extremely strong.

A-2—A short-term obligation rated ‘A-2’ is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than obligations in higher rating categories. However, the obligor’s capacity to meet its financial commitment on the obligation is satisfactory.

A-3—A short-term obligation rated ‘A-3’ exhibits adequate protection parameters. However, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity of the obligor to meet its financial commitment on the obligation.

B—A short-term obligation rated ‘B’ is regarded as having significant speculative characteristics. Ratings of ‘B-1’, ‘B-2’, and ‘B-3’ may be assigned to indicate finer distinctions within the ‘B’ category. The obligor currently has the capacity to meet its financial commitment on the obligation; however, it faces major ongoing uncertainties which could lead to the obligor’s inadequate capacity to meet its financial commitment on the obligation.

B-1—A short-term obligation rated ‘B-1’ is regarded as having significant speculative characteristics, but the obligor has a relatively stronger capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-2—A short-term obligation rated ‘B-2’ is regarded as having significant speculative characteristics, and the obligor has an average speculative-grade capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

B-3—A short-term obligation rated ‘B-3’ is regarded as having significant speculative characteristics, and the obligor has a relatively weaker capacity to meet its financial commitments over the short-term compared to other speculative-grade obligors.

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C—A short-term obligation rated ‘C’ is currently vulnerable to nonpayment and is dependent upon favorable business, financial, and economic conditions for the obligor to meet its financial commitment on the obligation.

D—A short-term obligation rated ‘D’ is in payment default. The ‘D’ rating category is used when payments on an obligation, including a regulatory capital instrument, are not made on the date due even if the applicable grace period has not expired, unless Standard & Poor’s believes that such payments will be made during such grace period. The ‘D’ rating also will be used upon the filing of a bankruptcy petition or the taking of a similar action if payments on an obligation are jeopardized.

Description of Standard & Poor’s Ratings Group’s Municipal Short-Term Note Ratings Definitions:

A Standard & Poor’s U.S. municipal note rating reflects Standard & Poor’s opinion about the liquidity factors and market access risks unique to the notes. Notes due in three years or less will likely receive a note rating. Notes with an original maturity of more than three years will most likely receive a long-term debt rating. In determining which type of rating, if any, to assign, Standard & Poor’s has indicated that its analysis will review the following considerations: (1) amortization schedule—the larger the final maturity relative to other maturities, the more likely it will be treated as a note; and (2) source of payment—the more dependent the issue is on the market for its refinancing, the more likely it will be treated as a note.

Note rating symbols are as follows:

SP-1—Strong capacity to pay principal and interest. An issue determined to possess a very strong capacity to pay debt service is given a plus (+) designation.

SP-2—Satisfactory capacity to pay principal and interest, with some vulnerability to adverse financial and economic changes over the term of the notes.

SP-3—Speculative capacity to pay principal and interest.

Description of Standard & Poor’s Ratings Group’s Dual Ratings:

Standard & Poor’s assigns “dual” ratings to all debt issues that have a put option or demand feature as part of their structure. The first rating addresses the likelihood of repayment of principal and interest as due, and the second rating addresses only the demand feature. The long-term rating symbols are used for bonds to denote the long-term maturity and the short term rating symbols for the put option (for example, ‘AAA/A-1+’). With U.S. municipal short-term demand debt, note rating symbols are used with the short-term issue credit rating symbols (for example, ‘SP-1+/A-1+’).

 Description of Standard & Poor’s Ratings Group’s Active Qualifiers (Currently applied and/or outstanding)

i: This subscript is used for issues in which the credit factors, terms, or both, that determine the likelihood of receipt of payment of interest are different from the credit factors, terms or both that determine the likelihood of receipt of principal on the obligation. The ‘i’ subscript indicates that the rating addresses the interest portion of the obligation only. The ‘i’ subscript will always be used in conjunction with the ‘p’ subscript, which addresses likelihood of receipt of principal. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

L: Ratings qualified with ‘L’ apply only to amounts invested up to Federal deposit insurance limits.

p: This subscript is used for issues in which the credit factors, the terms, or both, that determine the likelihood of receipt of payment of principal are different from the credit factors, terms or both that determine the likelihood of receipt of interest on the obligation. The ‘p’ subscript indicates that the rating addresses the principal portion of the obligation only. The ‘p’ subscript will always be used in conjunction with the ‘i’ subscript, which addresses likelihood of receipt of interest. For example, a rated obligation could be assigned ratings of “AAAp NRi” indicating that the principal portion is rated “AAA” and the interest portion of the obligation is not rated.

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pi: Ratings with a ‘pi’ subscript are based on an analysis of an issuer’s published financial information, as well as additional information in the public domain. They do not, however, reflect in-depth meetings with an issuer’s management and therefore may be based on less comprehensive information than ratings without a ‘pi’ subscript. Ratings with a ‘pi’ subscript are reviewed annually based on a new year’s financial statements, but may be reviewed on an interim basis if a major event occurs that may affect the issuer’s credit quality.

preliminary: Preliminary ratings, with the ‘prelim’ qualifier, may be assigned to obligors or obligations, including financial programs, in the circumstances described below. Assignment of a final rating is conditional on the receipt by Standard & Poor’s of appropriate documentation. Standard & Poor’s reserves the right not to issue a final rating. Moreover, if a final rating is issued, it may differ from the preliminary rating. (1) Preliminary ratings may be assigned to obligations, most commonly structured and project finance issues, pending receipt of final documentation and legal opinions. (2) Preliminary ratings are assigned to Rule 415 Shelf Registrations. As specific issues, with defined terms, are offered from the master registration, a final rating may be assigned to them in accordance with Standard & Poor’s policies. (3) Preliminary ratings may be assigned to obligations that will likely be issued upon the obligor’s emergence from bankruptcy or similar reorganization, based on late-stage reorganization plans, documentation and discussions with the obligor. Preliminary ratings may also be assigned to the obligors. These ratings consider the anticipated general credit quality of the reorganized or post-bankruptcy issuer as well as attributes of the anticipated obligation(s). (4) Preliminary ratings may be assigned to entities that are being formed or that are in the process of being independently established when, in Standard & Poor’s opinion, documentation is close to final. Preliminary ratings may also be assigned to these entities’ obligations. (5) Preliminary ratings may be assigned when a previously unrated entity is undergoing a well-formulated restructuring, recapitalization, significant financing or other transformative event, generally at the point that investor or lender commitments are invited. The preliminary rating may be assigned to the entity and to its proposed obligation(s). These preliminary ratings consider the anticipated general credit quality of the obligor, as well as attributes of the anticipated obligation(s), assuming successful completion of the transformative event. Should the transformative event not occur, Standard & Poor’s would likely withdraw these preliminary ratings. (6) A preliminary recovery rating may be assigned to an obligation that has a preliminary issue credit rating.

t: This symbol indicates termination structures that are designed to honor their contracts to full maturity or, should certain events occur, to terminate and cash settle all their contracts before their final maturity date.

unsolicited: Unsolicited ratings are those credit ratings assigned at the initiative of Standard & Poor’s and not at the request of the issuer or its agents.

 Description of Fitch Ratings’ Corporate Finance Long-Term Obligation Ratings:

Ratings of individual securities or financial obligations of a corporate issuer address relative vulnerability to default on an ordinal scale. In addition, for financial obligations in corporate finance, a measure of recovery given default on that liability is also included in the rating assessment. This notably applies to covered bonds ratings, which incorporate both an indication of the probability of default and of the recovery given a default of this debt instrument.

The relationship between issuer scale and obligation scale assumes an historical average recovery of between 30% and 50% on the senior, unsecured obligations of an issuer. As a result, individual obligations of entities, such as corporations, are assigned ratings higher, lower, or the same as that entity’s issuer rating or Issuer Default Rating. At the lower end of the ratings scale, Fitch Ratings now additionally publishes explicit Recovery Ratings in many cases to complement issuer and obligation ratings.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of credit risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low credit risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

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A—High credit quality. ‘A’ ratings denote expectations of low credit risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of credit risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to credit risk, particularly in the event of adverse changes in business or economic conditions over time; however, business or financial alternatives may be available to allow financial commitments to be met.

B—Highly speculative. ‘B’ ratings indicate that material credit risk is present.

CCC—Substantial credit risk. ‘CCC’ ratings indicate that substantial credit risk is present.

CC—Very high levels of credit risk. ‘CC’ ratings indicate very high levels of credit risk.

C—Exceptionally high levels of credit risk. ‘C’ indicates exceptionally high levels of credit risk.

Defaulted obligations typically are not assigned ‘D’ ratings, but are instead rated in the ‘B’ to ‘C’ rating categories, depending upon their recovery prospects and other relevant characteristics. This approach better aligns obligations that have comparable overall expected loss but varying vulnerability to default and loss.

Note: The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ obligation rating category, or to corporate finance obligation ratings in the categories below ‘B’.

 Description of Fitch Ratings’ Structured, Project & Public Finance Long-Term Obligation Ratings:

Ratings of structured finance, project finance and public finance obligations on the long-term scale, including the financial obligations of sovereigns, consider the obligations’ relative vulnerability to default. These ratings are typically assigned to an individual security or tranche in a transaction and not to an issuer.

AAA—Highest credit quality. ‘AAA’ ratings denote the lowest expectation of default risk. They are assigned only in cases of exceptionally strong capacity for payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—Very high credit quality. ‘AA’ ratings denote expectations of very low default risk. They indicate very strong capacity for payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—High credit quality. ‘A’ ratings denote expectations of low default risk. The capacity for payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to adverse business or economic conditions than is the case for higher ratings.

BBB—Good credit quality. ‘BBB’ ratings indicate that expectations of default risk are currently low. The capacity for payment of financial commitments is considered adequate but adverse business or economic conditions are more likely to impair this capacity.

BB—Speculative. ‘BB’ ratings indicate an elevated vulnerability to default risk, particularly in the event of adverse changes in business or economic conditions over time.

B—Highly speculative. ‘B’ ratings indicate that material default risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is vulnerable to deterioration in the business and economic environment.

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CCC—Substantial credit risk. ‘CCC’ ratings indicate that default is a real possibility.

CC—Very high levels of credit risk. ‘CC’ ratings indicate that default of some kind appears probable.

C—Exceptionally high levels of credit risk. ‘C’ ratings indicate that default appears imminent or inevitable.

D—Default. ‘D’ ratings indicate a default. Default generally is defined as one of the following: (1) failure to make payment of principal and/or interest under the contractual terms of the rated obligation; (2) the bankruptcy filings, administration, receivership, liquidation or other winding-up or cessation of the business of an issuer/obligor; or (3) the coercive exchange of an obligation, where creditors were offered securities with diminished structural or economic terms compared with the existing obligation.

Structured Finance Defaults—”Imminent” default, categorized under ‘C’, typically refers to the occasion where a payment default has been intimated by the issuer, and is all but inevitable. “Imminent” default alternatively refers to the case where an issuer has formally announced a coercive debt exchange, but the date of the exchange still lies several days or weeks in the immediate future.

Additionally, in structured finance transactions, where analysis indicates that an instrument is irrevocably impaired such that it is not expected to pay interest and/or principal in full in accordance with the terms of the obligation’s documentation during the life of the transaction, but where no payment default in accordance with the terms of the documentation is imminent, the obligation will typically be rated in the ‘C’ category.

Structured Finance Write-downs—Where an instrument has experienced an involuntary and, in Fitch Ratings’ opinion, irreversible “write-down” of principal (i.e., other than through amortization, and resulting in a loss to the investor), a credit rating of ‘D’ will be assigned to the instrument. Where Fitch Ratings believes the “write-down” may prove to be temporary (and the loss may be “written up” again in future if and when performance improves), then a credit rating of ‘C’ will typically be assigned. Should the “write-down” then later be reversed, the credit rating will be raised to an appropriate level for that instrument. Should the “write-down” later be deemed irreversible, the credit rating will be lowered to ‘D’.

Notes: In the case of structured and project finance, while the ratings do not address the loss severity given default of the rated liability, loss severity assumptions on the underlying assets are nonetheless typically included as part of the analysis. Loss severity assumptions are used to derive pool cash flows available to service the rated liability.

In the case of public finance, the ratings also do not address the loss given default of the rated liability, focusing instead on the vulnerability to default of the rated liability.

The modifiers “+” or “-” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the ‘AAA’ Long-Term Rating category, or categories below ‘B’.

Description of Fitch Ratings’ Corporate, Public and Structured Finance Short-Term Obligation Ratings:

A short-term issuer or obligation rating is based in all cases on the short-term vulnerability to default of the rated entity or security stream and relates to the capacity to meet financial obligations in accordance with the documentation governing the relevant obligation. Short-Term Ratings are assigned to obligations whose initial maturity is viewed as “short term” based on market convention. Typically, this means up to 13 months for corporate, sovereign, and structured obligations, and up to 36 months for obligations in U.S. public finance markets.

F1—Highest short-term credit quality. Indicates the strongest intrinsic capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

F2—Good short-term credit quality. Good intrinsic capacity for timely payment of financial commitments.

F3—Fair short-term credit quality. The intrinsic capacity for timely payment of financial commitments is adequate.

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B—Speculative short-term credit quality. Minimal capacity for timely payment of financial commitments, plus heightened vulnerability to near term adverse changes in financial and economic conditions.

C—High short-term default risk. Default is a real possibility.

RD—Restricted default. Indicates an entity that has defaulted on one or more of its financial commitments, although it continues to meet other financial obligations. Or, the default of a specific short-term obligation.

D—Default. Indicates a broad-based default event for an entity, or the default of all short-term obligations.

Notes to Fitch Ratings’ Long-Term and Short-Term Obligation Ratings:

Rating Watch: Rating Watches indicate that there is a heightened probability of a rating change and the likely direction of such a change. These are designated as “Positive”, indicating a potential upgrade, “Negative”, for a potential downgrade, or “Evolving”, if ratings may be raised, lowered or affirmed. However, ratings that are not on Rating Watch can be raised or lowered without being placed on Rating Watch first, if circumstances warrant such an action.

A Rating Watch is typically event-driven and, as such, it is generally resolved over a relatively short period. The event driving the Watch may be either anticipated or have already occurred, but in both cases, the exact rating implications remain undetermined. The Watch period is typically used to gather further information and/or subject the information to further analysis. Additionally, a Watch may be used where the rating implications are already clear, but where a triggering event (e.g., shareholder or regulatory approval) exists. The Watch will typically extend to cover the period until the triggering event is resolved or its outcome is predictable with a high enough degree of certainty to permit resolution of the Watch.

Rating Watches can be employed by all analytical groups and are applied to the ratings of individual entities and/or individual instruments. At the lowest categories of speculative grade (‘CCC’, ‘CC’ and ‘C’) the high volatility of credit profiles may imply that almost all ratings should carry a Watch. Watches are nonetheless only applied selectively in these categories, where a committee decides that particular events or threats are best communicated by the addition of the Watch designation.

Rating Outlook: Rating Outlooks indicate the direction a rating is likely to move over a one- to two-year period. They reflect financial or other trends that have not yet reached the level that would trigger a rating action, but which may do so if such trends continue. The majority of Outlooks are generally Stable, which is consistent with the historical migration experience of ratings over a one- to two-year period. Positive or Negative rating Outlooks do not imply that a rating change is inevitable and, similarly, ratings with Stable Outlooks can be raised or lowered without a prior revision to the Outlook, if circumstances warrant such an action. Occasionally, where the fundamental trend has strong, conflicting elements of both positive and negative, the Rating Outlook may be described as Evolving.

Outlooks are currently applied on the long-term scale to issuer ratings in corporate finance (including sovereigns, industrials, utilities, financial institutions and insurance companies) and public finance outside the U.S.; to issue ratings in public finance in the U.S.; to certain issues in project finance; to Insurer Financial Strength Ratings; to issuer and/or issue ratings in a number of National Rating scales; and to the ratings of structured finance transactions. Outlooks are not applied to ratings assigned on the short-term scale and are applied selectively to ratings in the ‘CCC’, ‘CC’ and ‘C’ categories. Defaulted ratings typically do not carry an Outlook.

Expected Ratings: Where a rating is referred to as “expected”, alternatively referred to as “expects to rate” or suffixed as (EXP), this indicates that a full rating has been assigned based upon Fitch Ratings’ expectations regarding final documentation, typically based upon a review of the final draft documentation provided by the issuer. No other conditionality pertains to an expected rating. While expected ratings typically convert to final ratings within a short time, as determined by the issuer’s decisions regarding timing of transaction closure, in the period between assignment of an expected rating and a final rating, expected ratings may be raised, lowered or placed on Rating Watch, as with final ratings.

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Program Ratings: Program ratings assigned to corporate and public finance note issuance programs (e.g., medium-term note programs) relate only to standard issues made under the program concerned; it should not be assumed that these ratings apply to every issue made under the program.

“Interest-Only” Ratings: Interest-only ratings are assigned to interest strips. These ratings do not address the possibility that a security holder might fail to recover some or all of its initial investment due to voluntary or involuntary principal repayments.

“Principal-Only” Ratings: Principal-only ratings address the likelihood that a security holder will receive its initial principal investment either before or by the scheduled maturity date.

“Rate of Return” Ratings: Ratings also may be assigned to gauge the likelihood of an investor receiving a certain predetermined internal rate of return without regard to the precise timing of any cash flows.

Paid-In-Full: This tranche has reached maturity, regardless of whether it was amortized or called early. As the issue no longer exists, it is therefore no longer rated. Indicated in rating databases with the symbol “PIF”.

NR: A designation of “Not Rated” or “NR” is used to denote securities not rated by Fitch where Fitch has rated some, but not all, securities comprising an issuance capital structure.

Withdrawn: The rating has been withdrawn and the issue or issuer is no longer rated by Fitch Ratings. Indicated in rating databases with the symbol ‘WD’.

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APPENDIX B

ADDITIONAL INFORMATION ABOUT THE OREGON ECONOMY
AND OREGON OBLIGATIONS

The following information is a summary of certain factors affecting the credit and financial condition of the State of Oregon (“Oregon” or the “State”). The sources of payment for Oregon municipal obligations and the marketability thereof may be affected by financial or other difficulties experienced by the State and certain of its municipalities and public authorities. This summary does not purport to be a complete description and is derived solely from information contained in publicly available documents, including reports prepared by state government and budget officials and statement of issuers of Oregon municipal obligations, as available on the date of this Statement of Additional Information. Any estimates of future results and other projections are statements of opinion made by the State in, and as of the date of, such reports and are subject to risks and uncertainties that may cause actual results to differ materially. The Trust has not independently verified, and is not responsible for, the accuracy, completeness or timeliness of this information, and the Trust does not undertake any obligation to update such information. Such information is included herein without the express authority of any Oregon issuer and is provided without regard to any events that have occurred since the date of the most recent publicly available report.

ECONOMIC AND DEMOGRAPHIC INFORMATION

Historical Perspective

      The Oregon economy has transitioned and diversified from a predominant concentration in timber harvesting and wood products’ manufacturing to high-tech manufacturing. As high-tech manufacturing grew in Oregon, the State also developed stronger ties to major export markets in the Pacific Rim. Population growth has historically exceeded the national rate, fueled by the in-migration of young professional and retiree populations attracted by the high-quality jobs, relatively low cost of living and affordable housing.

      Sectors of increasing importance in the Oregon economy include construction, retail trade, health services, and leisure and hospitality services. Exports also continue to be a significant driver for the Oregon economy, nearly doubling since 2001.

        The collapse of the national housing market affected associated Oregon industries, with job losses in wood products and construction. As the financial crisis led to a deeper recession for the U.S. economy, this in turn deepened the recession for Oregon. While Oregon’s housing market was affected by the economic downturn, generally  its  values  declined  less  than several other western states including California, Nevada, and Arizona.

      Oregon, more than most other states, is further impacted by the loss of federal timber payments. In the past, the federal government provided timber payments to eligible counties for loss of property tax revenue, which resulted from an inability to impose taxes on federally owned forest lands, and reduction in the amount of logging allowed on federal forest lands. Federal timber payments were set to expire in 2012. Congress extended the payments for an additional year, but the temporary reinstatement is now over. The loss of federal timber payments is impacting Oregon counties, particularly in the southern region of the state. It is clear that federal policymakers will not reinstate the program the same as before, however negotiations are ongoing for more sustainable timber harvests and related revenue. In the meantime, reductions in public employment and services are being felt in the impacted counties.

Employment

The total civilian labor force was approximately 1,963,000 in 2014, a 1.8 percent increase from 2013 levels. In 2013, without adjusting for seasonal changes, the following employment sectors accounted for approximately 70 percent of the Oregon work force: government, health care and social assistance, retail trade, professional and business services, leisure and hospitality, and durable goods manufacturing. The unemployment rate in Oregon was 7.9 percent in 2013, as compared with 7.4 percent nationwide. Oregon’s unemployment rate was 5.2 percent in 2007 and 6.5 percent in 2008 and as of 2013 had not returned to 2007 and 2008 levels.

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Oregon Gross Domestic Product

Oregon Gross Domestic Product (“GDP”) represents the value of goods and services produced in the State. Over the 2008 to 2013 five-year period, durable goods manufacturing, government, and finance, insurance, real estate, rental and leasing were the three largest segments of the Oregon economy that contributed to the Oregon GDP.

Residential Construction.  The number of residential building permits issued in Oregon in 2014 was 8,573 for single-family dwellings, a 1.9 percent increase from 2013 levels, and 8,072 for multi-family dwellings, a 25.6 percent increase from 2013 levels. The number of residential building permits issued in Oregon in 2013 was 8,417 for single-family dwellings, a 32.7 percent increase from 2012 levels, and 6,426 for multi-family dwellings, a 52.1 percent increase from 2012 levels. The number of residential building permits for single-family dwellings rose each year from 2001 to 2005, reaching a 2005 peak of 23,840 building permits issued for single-family dwellings and 7,184 building permits issued for multi-family dwellings. The number of residential building permits issued from 2005 to 2011 decreased each year, with a greater than 50% drop in residential building permits issued for single-family dwellings from 2007 to 2008. Through 2014, the number of residential building permits issued had not returned to pre-recession levels.

International Trade and Exports.  International trade is an increasingly important component of the State’s economy. China has taken over from Canada as Oregon’s top export market, accounting for 18 percent of its exports in 2013. Exports  to  Canada  have  also  risen;  however,  China  is  playing  an  increasing  its  role  in  both  the international community and Oregon’s local economy at a faster pace.

The State’s geography and natural resources have been instrumental in the development of the State’s international trade activities. The State has twenty-three port districts all located on navigable waterways. The majority of the State’s international trade occurs through the Port of Portland. Other important ports are located at the coastal cities of Astoria, Newport and Coos Bay.

STATE FINANCIAL OPERATIONS

Budgetary Process

The Oregon constitution requires the State’s budget to balance at the end of each biennium.  Article IX, Section 2 of the Oregon Constitution states that the Legislative Assembly shall provide for raising revenue sufficiently to defray the expenses of the State for each fiscal year. Article IX, Section 6 of the constitution states that “whenever the expenses, of any fiscal year, shall exceed the income, the Legislative Assembly shall provide for levying a tax, for the ensuing fiscal year, sufficient, with other sources of income, to pay the deficiency, as well as the estimated expense [sic] of the ensuing fiscal year.’’ Because of these two provisions, Oregon may not budget a deficit and is required to alleviate any revenue shortfalls within each biennium.

Historically, during the regular legislative session at the start of every biennium, the Legislative Assembly adopts a budget covering all of the State’s operations for the next biennium. A biennium begins July 1 and ends June 30 of odd-numbered years. The budget is adopted through the enactment of separate budget bills for each State agency and for the Legislative and Judicial Branches (the “Budget Bills”). There are four different categories of funds included in the State’s budget: (i) General Funds, (ii) Lottery Funds, (iii) Other Funds (dedicated funds), and (iv) Federal Funds.

The budgeting process begins with the Governor’s submission of a recommended budget for State agencies in the December preceding the start of a new regular legislative session. Concurrently, each agency prepares and files Budget Bills during December so that when the Legislative Assembly convenes in January for its regular session, the Joint Ways and Means Committee can begin consideration of each bill. By statute, the budget may not permit certain governmental purpose expenditures to exceed eight percent of the State’s personal income. This limitation may be exceeded only if the Governor declares an emergency and if three-fifths of each house of the Legislative Assembly votes to exceed the limit.

The Legislative Assembly may provide spending authority to a State agency through a continuous appropriation of a fund dedicated for a certain purpose. In that case, spending is limited only by the amount of

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revenues received in or held by the fund. The Legislative Assembly may also limit the amount of money spent by placing an expenditure limitation on a continuously appropriated and dedicated fund. In addition, the Legislative Assembly enacts one-time appropriations of moneys to specific agencies or programs from moneys expected to be received or held by the State’s General Fund and from lottery revenues. After the Budget Bills are passed, the Governor may veto an entire bill, single items in appropriation bills or the emergency clause in a bill. A two-thirds vote of the Legislative Assembly may override the Governor’s veto.

If budget adjustments are required after a legislative session has ended, the Legislative Assembly may meet again in a specially called session, or the Legislative Emergency Board may adjust agency budgets.

Component Units

      The Legislative Assembly has authorized the creation of, recognized and provided funding for certain public or non-profit corporations that are closely tied to certain statewide functions or agencies (the “Component Units”).   Included among these Component Units are the State Accident Insurance Fund (SAIF) Corporation and the Oregon Health and Science University (“OHSU”).   These corporations generally perform statewide functions that are authorized by the Legislative Assembly, but are not required to comply with many of the budgeting, purchasing and other requirements imposed on State agencies.   For instance, in 1995 the Legislative Assembly transferred the duties and powers of the OHSU to an independent public corporation with statewide purposes and missions and without territorial boundaries.  The State entered into a Debt Service Payment Agreement with OHSU pursuant to which OHSU assumed the repayment obligation for all bonds issued by the State for the original university.   OHSU submits its funding request for each biennium to DAS, which includes such request as part of the Governor’s biennial recommended budget. In 2013, the Legislative Assembly enacted similar legislation authorizing Portland State University, Oregon State University and University of Oregon to be governed by an independent board and be considered a public body with statewide purposes and without territorial boundaries.  Each independent university may submit a funding request for each biennium that requests appropriations for various operations and state-funded debt service.   This funding request is made through the Higher Education Coordinating Commission to the Governor and made a part of the Governor’s biennial recommended budget.  Any moneys appropriated to pay debt service for state bonds must be held by the State Treasurer pursuant to an agreement entered into by the State Treasurer and an independent university.

      The Oregon Constitution requires the Legislative Assembly to balance the State’s General Fund budget. The Legislative Assembly adopts individual budgets for all State agencies or programs. Each budget includes appropriations of General Fund moneys or program revenues for the payment of debt service to those State agencies for which general obligation bonds have been issued by the State Treasurer. Historically, the Legislative Assembly met in regular session once every two years and budgeted for the two-year period (a “biennium”) that follows the regular session. In 2010, however, the Oregon Constitution was amended to provide for annual legislative sessions. As a consequence, the Legislative Assembly may now make some budgetary determinations for a single fiscal year. Once the Legislative Assembly has appropriated moneys for debt service, Oregon law does not permit the amount allocated to debt service to be subsequently reduced administratively in order to balance the General Fund budget; budget reductions must be made in other program areas.

Revenue Forecasting

Oregon law requires the Department of Administrative Services (“DAS”) to prepare an estimate for each calendar quarter of the total amount of revenue, including General Fund and lottery revenues, available for State purposes for the current fiscal year, as well as the amount of revenue received quarterly, cumulated through the biennium. DAS must report its estimates to the Legislative Assembly, when it is in session, and to certain interim committees of the Legislative Assembly, when it is not in session. The reports are issued as of the first day of each March, June, September and December. These reports are commonly known as the quarterly “revenue forecast”, and focus on the amount of expected General Fund and lottery revenues. In odd-numbered years when the Legislative Assembly is in session, the June forecast is released approximately May 15 and is commonly referred to as the “close of session” or “COS” forecast.

Oregon law also requires DAS to set forth the methodology and assumptions used to develop each quarterly revenue forecast. Currently, the State uses an econometric model to forecast the Oregon economy and personal and

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corporate income taxes (over 80 percent of the State’s General Fund revenue). The system receives new data each quarter, with revisions to the model as necessary. The econometric model has two major parts: (1) a State economic model that estimates employment, wages and personal income; and (2) a revenue forecasting system based on the economic model, for use in estimating personal and corporate income taxes. The model does not include the fees and other miscellaneous revenues that comprise the balance of General Fund revenues.

The development of a revenue forecast involves three steps. First, a forecast of economic conditions in Oregon is made, then projected income and population is translated into projected tax receipts other than from corporate and excise taxes and finally corporate income and excise tax collections are projected. In developing its projections the State uses the national baseline forecasts of Global Insight, Inc.

Accounting Practices

Oregon law designates DAS as the agency responsible for the overall administration and coordination of the State’s internal accounting and other fiscal controls and procedures. DAS has developed the Oregon Accounting Manual that sets forth internal policies and uniform procedures for agencies to follow in their fiscal management, accounting and reporting. DAS must prepare a financial report for the State of Oregon within 180 days after the close of each fiscal year. The reporting entity of the State of Oregon includes all agencies, boards, commissions, courts, and colleges and universities that are legally part of the State (primary government), and the State’s component units.  Component units are legally separate entities for which the primary government is financially accountable or entities that warrant inclusion as part of the financial reporting entity because of the nature and significance of their relationship with the primary government.    Oregon’s financial statements are prepared in conformity with generally accepted accounting principles applicable to state governments.

All governmental funds use the modified accrual basis of accounting. Revenues are recognized when they become measurable and available. On the modified accrual basis of accounting, taxpayer assessed taxes are recognized when the underlying exchange has occurred and the resources are available. Expenditures are recognized under the modified accrual basis of accounting when the related liability is incurred. An exception to this general rule of expenditure recognition is that principal and interest on general long-term debt is recognized when due. All proprietary and fiduciary funds are accounted for using the accrual basis of accounting. Revenues are recognized when they are earned, and expenses (other than debt service) are recognized when they are incurred.

Controls

Audits.  The Secretary of State, as State Auditor, may audit or review the accounts and financial affairs of each State agency as deemed appropriate under ORS 297.210. An audit or review may also occur when there is a change in the executive head of an institution or department. The Governor, Legislative Fiscal Officer and DAS receive a report on each audit. The Secretary of State’s Audit Division reviews the funds of the State’s larger agencies in connection with the development of the State’s annual financial report and provides annual audits, as requested, for the State’s revenue bond funded programs.

Disbursements and Allotments.  Oregon law requires that State agency spending be monitored and that moneys be disbursed throughout the biennium through an allotment process that is administered by DAS. Under this process, DAS allots to each agency the amount of appropriated moneys that may be spent during each of the eight quarters in a biennium. The amount of an allotment is based on estimates submitted by agencies of their statutory duties and projected expenditures to fulfill the purposes for which moneys were appropriated to them. DAS may amend allotments previously made by it at the request of an agency or after notice by DAS to an agency. In addition, if DAS declares at any time during the biennium that there is a projected budget deficit due to insufficient revenues, then DAS, with the Governor’s approval, may reduce previously made allotments to a level necessary to prevent the deficit. Allotments made for the purpose of debt service payments, however, may not be reduced.

Fiscal Checks and Balances.  Oregon law provides for a system of checks and balances with respect to the deposit, accounting and expenditure of State moneys. DAS supervises State agency accounting and prescribes rules and regulations for preparation of agency budgets. The Secretary of State, the constitutionally designated auditor of public accounts, may disapprove claims for payment from any moneys in the State Treasury. State agencies are required to turn the moneys collected by them over to the State Treasurer for deposit into various funds that comprise the State Treasury. The State Treasurer is responsible for control of State banking relationships, cash management and

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the investment of State funds. Some State moneys are deposited with outside trustees who administer the cash and investments. On a day-to-day basis, DAS, along with the State Treasurer and the Secretary of State, maintains the system of checks and balances. For example, DAS reconciles its accounts monthly with the related account balances maintained by the State Treasurer, which facilitates the adjustment of any imbalances or other errors. DAS also follows up on major deficiencies listed in the audit reports prepared by the Audits Division of the Secretary of State. Agencies must respond to DAS stating in detail how they will correct the deficiencies.

Loss Management

          The Department of Administrative Services, Enterprise Goods and Services, Risk Management section is responsible for managing the State's risk of loss due to various types of loss or liability. The primary kinds of loss that the division works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers’  compensation,  employee  dishonesty,  and  faithful  performance  bonds  for  key  positions  as required by law and additional positions as determined by agency policy. The State Insurance Fund (the “Fund”) generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the Fund.  For each separate category of potential loss, the Department determines the appropriate level of the Fund or commercial insurance. Agencies pay assessments to the Fund for each category of loss.
   The Department of Administrative Services, Enterprise Goods and Services, Risk Management section is responsible for managing the State's risk of loss due to various types of loss or liability. The primary kinds of loss that the division works to prevent or pay include physical loss or damage to State property, tort liability claims brought against the State, its officers, employees, or agents, inmate injury, workers’  compensation,  employee  dishonesty,  and  faithful  performance  bonds  for  key  positions  as required by law and additional positions as determined by agency policy. The State Insurance Fund (the “Fund”) generally pays up to a set amount for various types of losses through its self-insurance program, with excess amounts covered by purchased commercial insurance policies. Both self-insurance losses and commercial insurance premiums are paid from the Fund.  For each separate category of potential loss, the Department determines the appropriate level of the Fund or commercial insurance. Agencies pay assessments to the Fund for each category of loss.

STATE OF OREGON INVESTMENT POLICIES

The Office of the State Treasurer (the “OST”) invests moneys held on behalf of state agencies and participating local governments through two pooled investment vehicles or through separate accounts with guidelines specific to the agency’s investment needs. Some of the agency moneys invested by the OST are bond proceeds or moneys used to pay bond debt service. The State’s investment policies are governed by Oregon Revised Statutes and the Oregon Investment Council (the “OIC”). The OIC, created by a 1965 legislative act, establishes investment policies for all State funds. The OST is responsible for implementing those policies. The Governor appoints four of the OIC’s five voting members, who are subject to confirmation by the Oregon Senate. The State Treasurer serves by statute. OST pooled investment vehicles are the statutory Oregon Short-Term Fund (the “OSTF”) and the internally established Oregon Intermediate-Term Pool (the “OITP”).

The OSTF is a short-term cash investment vehicle created by statute to invest State agency and Oregon local government moneys. The OSTF is not registered with the U.S. Securities and Exchange Commission as an investment company. The OST manages the OSTF within guidelines established by the OIC, with advice from and in consultation with, the OSTF Board. Primary investment objectives established for the fund are, in order of priority: preservation of principal, liquidity and yield.

The guidelines currently in place for the OSTF require at least 50 percent of the portfolio to mature or re- price within 93 days; no more than 25 percent of the portfolio may have a maturity longer than one year; and no investments may have a final maturity longer than three years as measured from the settlement date of the initial transaction. Total weighted average credit quality of the portfolio must be a minimum of AA or Aa2 by Standard & Poor’s, or Moody’s Investors Services, respectively. The guidelines currently in use for the OSTF, allow the following:

•	Investments with minimum long-term ratings of AA-, Aa3, or AA-, or better, by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, consisting of:

•	U.S. Treasury Securities

•	Senior Unsecured Debt Obligations guaranteed by the Federal Deposit Insurance Corporation (“FDIC”) under the Temporary Liquidity Guarantee Program (TLGP)

•	U.S. Government Agency Securities

•	U.S. dollar-denominated Foreign Government Securities and their Instrumentalities

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•	Commercial Paper with at least two minimum short-term ratings of A-1, P-1 or F1 by Standard & Poor’s, Moody’s or Fitch Ratings, respectively.

•	Corporate indebtedness with minimum long-term ratings of A-, A3 or A- by Standard & Poor’s, Moody’s or Fitch Ratings, respectively, at the time of purchase.

•
Certificates of deposit issued by banks in Oregon and insured by the FDIC or collateralized according to ORS Chapter 295, and negotiable certificates of deposit and banker’s acceptances from domestic commercial banks with minimum long-term ratings of AA-, Aa3 or AA- by Standard & Poor’s, Moody’s or Fitch Ratings, respectively.

•
Municipal debt obligations (agencies, instrumentalities, and political subdivisions) that have longterm ratings of AA-, Aa3 or AA-, or better, or are rated in the highest category for short-term municipal debt by Standard & Poor’s, Moody’s Investors Services, or Fitch Ratings, respectively, at the time of purchase.

•
Repurchase agreements and reverse repurchase agreements that mature in no more than 90 days are fully collateralized with cash, government obligations or obligations of agencies of the federal government and are entered into with primary dealers as recognized by the Federal Reserve Bank or the State’s custodial bank and certain other types of debt or similar instruments.

       The OITP is an alternative to the OSTF for State agencies. The moneys in the OITP are pooled and managed by OST to invest dollars not needed to cover short-term needs and able to withstand price volatility to achieve returns often associated with longer-term investments. The OITP is a voluntary investment vehicle for State agencies with funds that are allowed to be invested.

The OITP’s management objective is to maximize total return, which includes investment value and coupon income within the desired risk parameters and fixed income investments prescribed in the portfolio guidelines. The OITP’s benchmark index is the BofA Merrill Lynch 1-5 Year AAA-A U.S. Corporate & Government Index. The OITP is not structured to provide 100 percent net asset value on each participant’s initial investment at all times. For consistency with the portfolio’s total return objective, the value of each participant’s investment is determined on a proportional basis to the net market value of the entire portfolio. The OITP is not registered with the U.S. Securities and Exchange Commission as an investment company.

Eligible investments are detailed in the OITP guidelines, but in general, the OITP may invest, subject to diversification requirements, in several types of investment grade rated debt market instruments denominated in U.S. dollars. These may include:

•	Obligations of U.S. and non-U.S. private issuers;

•	Obligations of the U.S. government and its agencies and instrumentalities;

•	Obligations issued or guaranteed by non-U.S. governments and instrumentalities;

•	Taxable debt securities issued by U.S. states or local governments and their agencies, authorities and other U.S. state government-sponsored enterprises;

•	Repurchase agreements and Reverse repurchase agreements.

The OITP invests in securities that, at the time of purchase, are investment grade rated by nationally recognized rating agencies, such as Moody’s or Standard & Poor’s. The overall portfolio must maintain an average modified duration of 3.0 years or less. Limitations on individual investment terms to maturity vary by security type, but in general, securities have a maximum term of 10.25 years. Except for U.S. Treasury and U.S. Agency securities, no more than 5 percent of the OITP may be invested in the securities of any one issuer and a maximum of 25 percent may be invested in any one of 10 broad sectors as defined by the Bloomberg Industry Classification System (BICS).

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REVENUES

Revenues available to the State are discussed below based on the following categories: General Funds, Lottery Funds, Reserve Funds, Other Funds and Federal Funds. Certain of these revenues are available only to finance permitted purposes as authorized by State or federal law.

General Fund Revenues

The following describes the largest sources of the State’s General Fund revenues.

Taxes

Personal Income Taxes. Oregon taxes the personal income of individuals, estates, and trusts. Taxable income is calculated using the Internal Revenue Code of 1986, as amended and in effect applicable to the tax year of the taxpayer. Oregon employers withhold income tax from their employees’ wages. The employees then file Oregon tax returns for refunds or pay additional tax by April 15 of each year. Self-employed persons and others not subject to withholding must pay quarterly estimated tax payments.

Beginning with the 2014 tax year rates for single filers are graduated between 5 percent for income under $3,300 to 9.9 percent plus $11,019 for income over $125,000.  The amount of applicable income is doubled for joint returns and head-of-household.  The income amount to which a certain rate applies is indexed to changes in the Consumer Price Index.  Beginning in tax year 2015, individuals with non-passive income from partnerships or S-corporations may be taxed at rates of 7 percent for income of $250,000 or less up to 9.9 percent of income of $5 million or more.

Corporate Excise and Income Taxes. Corporations are subject to either a corporate excise tax or the corporate income tax under Oregon law.

The corporate excise tax is imposed for the privilege of doing business in Oregon. A corporation is doing business in Oregon when it engages in any profit-seeking activity in Oregon. The amount of excise tax is 6.6 percent for corporate taxable income of less than $1 million and under and $660,000 plus 7.6 percent for income over $1 million. However, there is a minimum tax of $150 for corporations with Oregon sales of less than $500,000, with increasing minimum tax amounts for C-corporations up to a maximum of $100,000 for companies with Oregon sales of $100 million or more.

The corporate income tax is imposed on any corporation that is not doing business in Oregon, but that has income from an Oregon source. Corporations that operate in more than one state must determine the share of their income attributable to Oregon activities using Oregon sales relative to sales everywhere. The corporate income tax rate mirrors that of the excise tax rate on taxable income derived from sources within Oregon.

Insurance Taxes. All authorized insurers in Oregon are subject to the corporate excise tax; however, foreign insurers (those domiciled in other states) and alien insurers (those domiciled in other countries) are also subject to a retaliatory tax. The Oregon Department of Revenue collects the excise tax. The Insurance Division of the Department of Consumer and Business Services collects the retaliatory tax.

Estate Taxes. Oregon’s estate tax is imposed as a percentage of the Oregon estate. Because Oregon calculates its tax differently than the federal estate tax, the Oregon inheritance tax amount may be different from the federal tax amount, even though the Oregon tax is tied to the Federal Internal Revenue Code.

Cigarette and Other Tobacco Taxes. The State imposes an excise tax on the distribution of all tobacco products in Oregon. The tax rate on cigarettes is $0.0655 per cigarette ($1.31 for a pack). The tax rate on the other tobacco products is 65 percent of the wholesale price, and are limited to $0.50 per cigar. Moist snuff is taxed at $1.78 per ounce with a minimum of $2.14 per container. The cigarette and other tobacco products taxes are distributed primarily to the General Fund, for purposes including primarily the Oregon Health authority, with the balance distributed equally among cities, counties and the Department of Transportation.

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Other Taxes. A portion of the moneys collected from the Eastern Oregon Severance Tax, Western Oregon Severance Tax and Amusement Device Tax are allocated to the General Fund.

Fines and Fees

The fines and fees section of General Fund revenues includes State Court Fees, Secretary of State Corporation Fees, Criminal Fines and Assessments, and Securities Fees. These are fees imposed by agencies or the State courts for the filing of certain court-related or corporate documents and certain fines for violations of the law.

Liquor Sales Apportionment

The State imposes taxes on beer and wine manufactured or distributed in Oregon. The current tax rates are 8.4 cents per gallon of beer ($2.60 per 31-gallon barrel), 67 cents per gallon of wine with 14 percent or less alcohol, and 77 cents per gallon of wine with 14 percent – 21 percent alcohol. The Oregon Liquor Control Commission (OLCC) exclusively imports and distributes beverages with 21 percent or more alcohol. The OLCC sets retail prices, on average, at 101 percent above the sum of costs, shipping, and federal taxes. The net revenue from these operations goes into an OLCC account, which distributes approximately 56 percent of the revenues to the General Fund.

Other Sources

Other major sources of General Fund revenue include charges for central services performed by DAS, interest earnings, and miscellaneous revenues.

General Fund Revenue Reduction Due to Income Tax Return (2% Surplus Kicker)

Under the Oregon Constitution, if biennium revenues actually received exceed the estimated amounts to be received from personal income taxes for the biennium by more than two percent, a tax credit is issued to individual taxpayers. This credit of excess revenues is popularly known as the “kicker.” The revenue estimate for the biennium upon which the kicker computation is based is made after the close of the regular legislative session for an odd-numbered year. The refundable kicker credit is based on the previous calendar year’s tax liability (for example, 2014 liability for the 2013-15 kicker) and is applied to the tax liability for the calendar year in which the biennium ends (any 2013-15 kicker will be applied to a taxpayer’s 2015 tax liability (or refunded to the extent the kicker credit exceeds the taxpayer’s 2015 personal income tax liability). The State may retain the individual kicker moneys only if two-thirds of each house of the Legislative Assembly votes to keep the kicker.

        If biennium revenues from corporate excise and income taxes exceed estimated amounts to be received from corporate excise and income taxes by more than two percent, the excess is retained in the state’s General Fund and used to provide additional funding for kindergarten through twelfth grade public education.

Lottery Funds

Revenues from the operation of the Oregon State Lottery comprise a significant source of money in the State’s budget. After the payment of prizes and operating the State Lottery, revenues are constitutionally dedicated to education, economic development, and natural resources program areas. According to the Oregon Constitution, approximately 84 percent of the total annual revenues from the sale of lottery tickets or shares shall be returned to the public in the form of prizes and net revenues benefiting the public purpose. After paying player prizes and operating expenses, the Lottery transfers the remaining revenues to the Administrative Services Economic Development Fund. The constitution and the Legislative Assembly direct how moneys from this fund are distributed. Presently, the Education Stability Fund and the Parks and Natural Resources Fund receive about 33 percent of total transfers. Debt service payments, State school funding, and economic development efforts are the primary uses for the remainder.

Reserve Funds

Reserve Funds. The State has two budgetary reserve funds, the Education Stability Fund and the Oregon Rainy Day Fund that may be drawn on in the event of General Fund revenue shortfalls or economic downturns within a biennium subject to certain restrictions described below.

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As presented in the May 2015 Forecast, as of the end of the 2013-2015 biennium, the ending balance of the Rainy Day Fund is projected to be $212.0 million and the ending balance of the ESF is projected to be $179.3 million.  The projected ending balance of the ESF reflects the net available amount in the ESF, exclusive of funds held in the Oregon Growth Account that may be illiquid.  There are no scheduled withdrawals out of the ESF in the 2013-2015 biennium.  These projected ending balances are based upon information available at the time of preparation of the May 2015 Forecast and upon certain assumptions set out in the forecast. In addition to the reserve balances, the May 2015 Forecast projected a General Fund ending balance for the 2013-2015 biennium of approximately $503.4 million, over $150 million greater than projected in the March 2015 Forecast.  The actual amount of reserves and ending balance will be affected by national and State economic activity and other events, including events that are not within the State’s control.

Education Stability Fund (ESF). Under the Oregon Constitution, 18 percent of the net proceeds from the State Lottery must be deposited in the ESF. The ESF retains earnings or spends them on public education. The Legislative Assembly also may appropriate other moneys or revenues to the ESF. The amount in the ESF may not exceed 5 percent of the amount that was accrued as revenues in the State’s General Fund during the prior biennium. If three-fifths of the Legislative Assembly approves, the Legislative Assembly can appropriate all or a portion of the money in the ESF for public education expenditures subject to the Governor declaring an emergency or the Legislative Assembly finding that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Rainy Day Fund (RDF). The 2007 Legislative Assembly authorized the establishment of the Oregon Rainy Day Fund, codified in ORS 293.144 to 293.148. ORS 293.146 provides for deposits to the RDF in an amount equal to up to one percent of the State’s General Fund appropriations for a biennium. The deposit is payable from the State’s General Fund ending balance at the end of a particular biennium. The actual amount of the deposit up to the one percent requirement will depend on the size of the State’s General Fund ending balance. Additional transfers to the RDF cannot be made if the balance in the RDF exceeds 7.5 percent of the amount of General Fund revenues collected in the prior biennium. If 3/5ths of the Legislative Assembly approves, the Legislative Assembly may appropriate money from the RDF if it finds that at least one of the following conditions exists: (i) General Fund moneys in the next biennium will be at least three percent below current biennium appropriations; (ii) nonfarm employment has declined for two or more consecutive quarters in the last twelve months or (iii) General Fund revenues have dropped at least two percent below the current close of session forecast.

Other Funds Revenues

A description of the largest sources of the State’s Other Funds revenue follows below.

Selective Sales and Use Taxes

Cigarette and Other Tobacco Taxes. As described above, $0.22 out of the $1.31 per pack cigarette tax goes to the general fund and $0.8564 goes towards the Oregon Health Plan.    The Oregon Health Plan is the primary recipient of the cigarette tax distributed as Other Funds, with small amounts distributed to tobacco cessation programs and among cities, counties, and elderly and disabled transportation programs.

Motor Fuels Tax and Weight-Mile Tax. Oregon imposes a tax at the rate of 30 cents per gallon on the sale of gasoline and other fuels used to propel motor vehicles on the State’s highways. The Oregon Department of Transportation (ODOT) also assesses a weight-mile tax and road use fees on commercial vehicles that operate on public roads within Oregon. The weight-mile tax is based on the declared combination of vehicle weight and vehicle classification group. Revenues derived from the fuels tax, weight-mile tax and road use assessment fees are paid into the State Highway Fund.

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Gross Receipts Business Taxes

Public Utilities. Regulated utilities operating within the State must pay in taxes up to 0. 25 percent of gross operating revenues. These taxes are collected to cover the cost of utility regulation performed by the Oregon Public Utility Commission.

Employer-Employee Taxes

Employment Taxes. Employers and employees in Oregon must pay unemployment taxes. The rate of unemployment tax depends upon the balance in the Unemployment Compensation Trust Fund as of August 31 of each year, the taxable payroll, and the amount of unemployment benefits paid.

Workers’ Compensation Insurance. Oregon employers and employees also pay a workers’ compensation assessment. The Director of the Department of Consumer and Business Services determines the amount of workers’ compensation assessments.

Severance Taxes

Portions of the Eastern Oregon, Western Oregon and Other Severance taxes are paid to funds outside of the General Fund for various forest-related and other programs.

Licenses and Fees

Owners and operators of motor vehicles pay fees to ODOT for the licensing, registration, and titling of their vehicles. These moneys are dedicated to the State Highway Fund, the Student Driver Training Fund, and the Motor Vehicle Accident Fund. Another source of revenue comes from the sale of hunting and fishing licenses and tags and occupational licenses.

Other Revenues

Charges for Services. Major portions of these Other Funds revenues are collected by the Oregon University System and consist of auxiliary enterprise and service income and are displayed in the State’s CAFR as a proprietary fund.   However, legislation passed in the 2011 and 2013 legislative sessions, removed the Oregon University System from most of the budgetary processes and approvals applicable to other agencies.  Beginning with the 2013-15 biennium, the State will budget for General Fund moneys appropriated to the university system and for bond issuance, but will not budget in its Other Funds for the university system.  The sale of State Forest Lands and Common School Lands also provide income in this category of the CAFR, as well as revenue from veterans’ home loan repayments and retirement system contributions and, various other smaller sources.

Fines, Rents and Royalties, Bond Sales. The State collects income from State-owned properties that are leased or rented. It also collects royalties or similar returns through the Oregon University System and some loan and grant programs. Proceeds from the sale of bonds issued by the State are deposited into various program funds and accounts for disbursement to construction projects, or loan and grant programs operated by various State agencies.

Sales, Donations and Loan Repayments. The State from time to time sells State-owned properties, receives donations from various parties and receives repayments on loans made to governmental and private entities under various programs.

Federal Funds

Federal Funds are moneys received from the federal government. The Legislative Assembly may authorize receipt of Federal Funds for specific purposes. These funds must be appropriated by the Legislative Assembly and used in accordance with any restrictions placed on the funds by the federal government.

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RECENT DEVELOPMENTS

New Governor

Kate Brown was sworn in as Oregon governor on February 18, 2015 after the resignation of John Kitzhaber.  Under Article V, Section 8a of the Oregon Constitution, Governor Brown will serve until the results of the next general biennial election, which is scheduled for November 8, 2016, take effect in January 2017.

2015-2017 Biennial Budget Process

The proposed 2015-17 biennial budget was released by then Governor John Kitzhaber on December 1, 2014 (the “Governor’s Budget”) for consideration by the Legislative Assembly during the legislative session commencing in 2015 (the “2015 Legislative Session”).  The Governor’s Budget assumes, for the General Fund and Lottery Funds combined, $18.694 billion in available resources and proposes $18.575 billion in expenditures, leaving ending fund balances of approximately $119 million.

The proposed Governor’s Budget anticipates certain tax credit extensions and enhancements as well as certain program and policy changes, all of which are subject to review and modification by the Legislative Assembly.  For example, one such proposal is to transfer $120 million from the Oregon Public Employees’ Benefit Board (“PEBB”)Stabilization Fund to the General Fund to support the overall cost of compensation for State employees.  Such a transfer is possible due to the ending balance in the Stabilization Fund increasing above the target level set by PEBB’s actuary as a result of PEBB’s management of health care costs.

The Governor’s Budget is subject to review and modification by the Legislative Assembly during the 2015 Legislative Session.  If the Legislative Assembly does not enact some of the proposed program and policy changes on which the Governor’s Budget is based, other measures would be necessary to balance the budget which may include reducing proposed spending levels, increasing revenues or some combination thereof.
During the 2013 Legislative Session and a special session of the Legislative Assembly that concluded on October 2, 2013 (the “2013 Special Session”), the Legislative Assembly enacted Senate Bills 822, 861 and 862 (the “2013 PERS Bills”) that together: limited annual benefits cost of living adjustments (“COLAs”) for Oregon Public Employees Retirement System (“PERS”) retirees, eliminated the Oregon income tax offset benefit for out-of-state retirees unless the retiree’s PERS pension benefits are subject to Oregon income tax, excluded salary increases given to pay for insurance costs from the final average salary used to calculate pension benefits, and reduced legislators’ participation in PERS. The Governor’s Budget assumes the savings resulting from the 2013 PERS Bills would continue into the 2015-17 biennium.  However, certain provisions of the 2013 PERS Bills have since invalidated by the Oregon Supreme Court.

On January 14, 2015, the co-chairs of the Legislative Assembly’s Joint Ways and Means Committee released their proposed framework for the 2015-17 biennial budget (the “Co-Chairs’ Budget Framework”).  The proposals in the Co-Chairs’ Budget Framework and the 2015-17 Governor’s Budget are the basis upon which committees of the Legislative Assembly will review particular agency budgets to arrive at an over-all State budget for the 2015-17 biennium.  The Co-Chairs’ Budget Framework proposes $18.509 billion in expenditures for the General Fund and Lottery Funds combined.  It includes $7.2 billion for K-12 schools, $2.3 billion for all other Education, $4.9 billion for Human Services, $2.9 billion for Public Safety/Judicial, $491.6 million for General Government, $360.9 million for Natural Resources, and $313.4 million for Transportation/Economic Development.  The budgets finally adopted by the Legislative Assembly for state agencies will be the result of review and adjustments between the 2015-17 Governor’s Budget and the Co-Chairs’ Budget Framework during the 2015 Legislative Session which began February 2, 2015.

Proposed 2015-17 Biennial Bond Legislation

House Bill 5005 has been introduced for consideration during the 2015 Legislative Session to establish biennial issuance authority for general obligation bonds, revenue bonds and certificates of participation and other financing agreements.  House Bill 5005 proposes authority for maximum issuance in the 2015-17 biennium of $1,336 billion in general obligation bonds, $962.45 million in direct revenue bonds and $40.0 million for certificates of participation and other financing agreements.

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2013-15 Biennial Budget

The Legislative Assembly adopted a two-year balanced budget for the 2013-15 biennium (the “Legislatively Adopted Budget” or “LAB”) as required by the State Constitution.  The combined General Fund and Lottery Fund expenditures in the LAB totaled approximately $16.4 billion at the close of the 2013 Legislative Session.  The Legislative Assembly adjusted the budget in its 2014 Legislative Session based on available resources as projected in the March 2014 Oregon Economic and Revenue Forecast.  The projected General Fund ending balance for the 2013-15 biennium in the March 2015 Forecast is $347.7 million, and includes the changes made to the General Fund during the 2014 Legislative Session.

The revised budget for the 2013-15 biennium, which includes adjustments made during the 2013 Special Session and the 2014 Legislative Session reflects combined General Fund and Lottery Fund expenditures of approximately $16.7 billion.

Other Legislative Actions

During its 2013 and 2014 Legislative Sessions, the Legislative Assembly enacted a number of measures intended to reduce state government expenditures or increase revenues, including modest changes to sentencing and post-prison supervision to limit the state prison population; changes to Oregon tax laws estimated to result in approximately $189 million in additional General Fund and Other Fund revenues for the current biennium; reducing taxes paid by certain small businesses and corporations with international sales; and increasing taxes on the distribution of cigarettes from $0.059 to $0.065 per cigarette beginning in January 2014.

ECONOMIC INFORMATION

The following information is derived from the May 2015 Oregon Economic and Revenue Forecast prepared by the State of Oregon Office of Economic Analysis (“OEA”).

Oregon Economy

      The Oregon economy is at full-throttle growth. Jobs and income are increasing as fast, if not faster than during the mid-2000s. Given demographic trends, such rates of growth are considered full-throttle. As in past expansions, Oregon has regained its traditional growth advantage relative to other states. Much of this advantage can be attributed to the state’s industrial structure and strong in-migration flows. More important are the indications that Oregon is seeing a deeper labor market recovery. Wages for the average Oregon worker are increasing quicker than in the typical state, and the labor force is growing.

      While growth rates, and the trajectory of the economy have improved considerably, Oregon is not yet fully healed from the Great Recession. The state’s labor market is nearly two-thirds of the way back to pre-recession levels and should reach full employment over the course of the upcoming 2015-17 biennium. After which time, net growth rates are likely to slow significantly over the longer horizon as the Baby Boomers fully age into their retirement years.

      The pace of improvement in Oregon’s labor market is not only as strong as the expansion in the mid-2000s, it is also full throttle growth. Given the demographic trends --- with the labor force growing slowly, as Baby Boomers retire and Millennials are entering – job growth north of 3 percent is as strong as can be expected.

      Furthermore, Oregon has regained its traditional advantage in growth relative to the nation. Today, Oregon’s job growth is about one percentage point faster than in the typical state. The state’s advantage is not necessarily attributable to short-term impacts like unseasonable warm weather in recent months, unlike much of New England. Rather, the advantage largely comes from the state’s underlying fundamentals like its industrial structure and strong in-migration flows. Both of these trends have long-lasting impacts on the Oregon economy and help drive the state’s more volatile swings over the course of the business cycle.

      More encouragingly, since job growth accelerated in 2013, Oregon’s economy has exhibited signs of normal labor market dynamics. More jobs reduce the ranks of the unemployed and provide more job opportunities for

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Oregonians. As such, the labor market tightens, providing workers with more bargaining power as firms have to compete more on price (wages) to attract and retain the best workers. Stronger wage growth entices even more Oregonians to search for one of the now more-plentiful and better-paying jobs. This process is currently occurring in Oregon and is likely to/hopefully will spread to the U.S. more broadly.

Another on-going development in the economy is job polarization. In much of the past 30 years, job opportunities are increasingly concentrated at both the high- and low-end of the wage spectrum. Middle-wage jobs – such as blue collar occupations like construction, transportation, or repair work plus white collar occupations like sales or office support – are seeing shrinking opportunities, at least as a share of all jobs. In 2014 these general trends continued in Oregon and across the nation. However Oregon’s growth in recent years has differed in that the state’s low-wage job growth has been generally slower than the typical state, while Oregon’s high-wage job growth has significantly outpaced the national average. Middle-wage jobs in Oregon are more of a mixed bag, however so far in recovery they have been slightly under the gains seen in the typical state. That being said, 2014 was the best year for middle-wage jobs since the onset of the Great Recession. As the housing rebound continued – adding construction jobs– and local government budgets improved –increased number of teachers – middle-wage jobs are slowly improving. Moving forward there are two trends affecting middle-wage jobs more broadly. First, middle-wage jobs are forecasted to continue to increase in total, as both the population and the economy increase in size. Second, while there will be more middle-wage jobs, they are expected to continue to decline as a share of all jobs as both high- and low-wage jobs see stronger gains.

Total Employment Gap

Today in Oregon, even as the total number of jobs is at an all-time high, the labor market more broadly is not fully healed, or back to full employment. Full employment occurs when all or nearly all persons willing and able to work can find a job. Two prominent measures that show ongoing labor market weaknesses are the labor force participation rate (LFPR) and the number of workers who would like full-time jobs but can only find part- time work. A new measure called the Total Employment Gap, first developed by the International Monetary Fund, tries to measure the amount of slack in the labor market by combining the LFPR, involuntary part-time workers and the standard unemployment rate. All told, Oregon’s labor market is nearly two-thirds the back to full employment. Progress is clearly being made, however the economy has not fully healed.

While the headline unemployment rate in Oregon signals there is no cyclical unemployment left in the labor market, the other components clearly indicate slack remains. The labor force participation gap is by far the largest component today. This measure is derived by examining the differences between the state’s actual LFPR and a demographically adjusted version that removes the impact of an aging population. In general the LFPR is both an important economic measure and commonly misused or understood. Given that it includes all those being pushed around by big demographic changes, like the U.S. has seen with the Baby Boomers. From the 1970s through the 1990s the LFPR increased considerably. The Boomers were in their prime working years and not coincidentally a larger share of adults were in their prime working years as well. Today, as the Boomers age into their retirement years, the LFPR is and will fall due to demography.

However, the economy certainly impacts participation rates as well. The Great Recession was severe enough and the combination of massive job loss and lackluster job gains in the early years of recovery to see the LFPR decline above and beyond rates that can be fully explained by demographics alone. Many adults became discouraged and gave up looking for work, which pushes the LFPR down further. As stronger job and wage growth pulls more workers back into the labor market, the slack will diminish and the economy will move closer to full employment.

All told, by the end of the 2015-17 biennium the forecast calls for Oregon’s economy to move from one growing at full throttle today to one that is at full employment and finally fully healed from the Great Recession, some 9 years later. Of course the economy today has more total jobs than it did back then, however the population has and continues to increase. With diminishing labor market slack, more full-time work, and higher wage growth, the feel-good portion of the economic expansion is finally here, or at least is on the doorstep. The coming two years should bring the recovery full circle.

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Oregon Labor Market

The Office of Economic Analysis examines four main sources for jobs data: the monthly payroll employment survey, the monthly household survey, monthly withholding tax receipts and the quarterly census of employment and wages. Right now all four measures of the labor market are showing relatively strong improvements with jobs being added, wages increasing and the unemployment rate declining.  At 5.4 percent in March, 2015 the unemployment rate may overstate the strength of the labor market today. In particular, if one digs into the underlying data in the so-called household survey, it shows that while employment is growing quickly, the number of unemployed Oregonians is dropping fast. Coupling these trends with a relatively flat labor force in recent months (still up over the year, but flat recently) drives the unemployment rate down sharply. In fact, the decline in the unemployment rate from December 2014 to March 2015 is the largest seen on record in Oregon, with reliable data going back to 1976. However, given the relatively small sample size (about 1,000 Oregon households) and noisy underlying data, once revisions are taken into account, it is possible that the recent months’ pattern will differ when the dust settles. Nevertheless, there is no doubt that Oregon has seen considerable improvement in its underlying economy. The unemployment rate had been, and should continue to decline, and largely for the right reasons.

More importantly, wages in Oregon are increasing at nearly 8 percent per year, which is better than during the mid-2000s expansion but still a notch below the 1990s gains of 10 percent per year. Average wages per worker are currently increasing over 3 percent per year, which is slightly above the rate of inflation. However, real wages have increased less than one half of one percent per year since 2000. As economic conditions continue to improve, expectations are that real average wages will pick up further as well, rising along the lines of 2 percent. The most recent job growth rankings, published by Arizona State University’s W.P. Carey School of Business, places Oregon 5th in the nation for job growth in March. Over the past year the state has added 58,000 jobs, or an increase of 3.5 percent. For comparison and to show Oregon’s acceleration over the past couple of years, in 2013 Oregon ranked 11th fastest with growth of just 2.1 percent.

Overall, getting a handle of the health of Oregon’s labor market is being somewhat complicated by technical issues within the underlying payroll jobs data. For this reason the employment data in our office’s forecast is adjusted for two important technical purposes: seasonality at the detailed industry level and the upcoming benchmark revisions.

In the first quarter, total nonfarm employment increased 3.2 percent over the past year with the private sector growing at 3.4 percent and the public sector at 2.4 percent.  These rates of growth are the best Oregon has experienced since 2006, or the height of the housing boom. As has been the case in the recovery to date, jobs in the large service sector have led growth in terms of outright job gains and above-average growth rates. These include jobs in professional and business services, health services, and leisure and hospitality industries. These three industries have gained 26,100 jobs in the past year and account for 48 percent of all job gains across the state. The good news is in the past year and a half, this share is becoming smaller as other industries continue to strengthen.

Currently, five major industries, which account for 40 percent of statewide jobs, are at all-time highs. Private sector education, health, and food manufacturing never really suffered recessionary losses – although their growth did slow during the recession. Professional and business services and leisure and hospitality have each regained all of their losses and are leading growth today.

With the Great Recession being characterized by a housing bubble, it is no surprise to see wood products, construction, mining and logging and financial services (losses are mostly real estate agents) among the hardest hit industries. These housing and related sectors are now beginning to recover, although they still have much ground to make up. Transportation equipment manufacturing suffered the worst job cuts and is likely a structural decline due to the RV industry’s collapse. With that being said, the subsectors tied to aerospace are doing well and the ship and boat building subsector is growing again. Metals and machinery manufacturing, along with mining and logging, have shown the largest improvements since the depths of the recession.

Coming off such a deep recession, and with a strong manufacturing cycle today, the goods-producing industries have and will exhibit stronger growth than in past cycles. Although, even with relatively strong manufacturing gains today, the industry is unlikely to fully regain all of its lost jobs. Oregon manufacturers

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typically outperform those in other states, in large part due to the local industry make-up. Oregon does not rely upon old auto makers or textile mills.  The state’s manufacturing industry is comprised of newer technologies like aerospace and semiconductors.  Similarly, Oregon’s food processing industry continues to boom.

      All told, each of Oregon’s major industries has experienced some growth in recovery, albeit uneven. As the economy continues to recover there will be net winners and net losers when it comes to jobs, income and sales. Business cycles have a way of restructuring the economy.

Leading Indicators

      Both of the Oregon-specific composite leading indicators, along with U.S. leading indicators, are signaling continued economic growth. Our office’s Oregon Index of Leading Indicators (OILI) and the University of Oregon’s Index of Economic Indicators have exhibited the same general pattern of fits and starts, but an upward trend nevertheless.

      While the indicators have been mostly positive for five years now, a few have flipped directions recently. On the positive side, new business filings in Oregon continue to increase in recent months. After falling during the recession and stagnating through the early stages of recovery, the number of new filings has started to increase again in the past year and a half. Historically, innovation and new technologies have largely been driven by entrepreneurs and start-ups, although existing firms investing in research and development play a big role as well. Looking forward, having more new businesses in the state is a positive sign and seeing the decline in new business formation not only stop, but actually improve is a welcomed development. Hopefully some of these firms are working on developing and/or delivering new products and services that meet the needs of tomorrow in addition to today.

      On the negative side, housing permits remain relatively flat in recent months.  The improvement in new construction activity seen in recent years is holding steady, but not increasing further. Industrial production has fallen in recent months, largely due to oil and gas- related industries pulling pack on new investment and output.  The Oregon Dollar Index also continues to remain strong; appreciating against the basket of currencies of our major trading partners. This will weigh on exports moving forward.

      At the national level, the Federal Reserve Bank of Philadelphia’s leading index incorporates many of the same variables, in particular housing permits, new claims for unemployment insurance, the Institute of Supply Management survey and the interest rate spread. These indicators similarly point toward continued expansion for the U.S.  Furthermore the most recent probability of recession, calculated in real time by University of Oregon professor Jeremy Piger, is just 1.2 percent for the U.S.

Short-term Outlook

      Job growth in Oregon continued to accelerate in recent months. Since the beginning of 2013, Oregon job growth has picked up from around 1.5 to 2.0 percent to nearly 3.5 percent today. The outlook calls for this growth to persist for another two years before longer-run demographic trends weigh on growth rates.

      Should this outlook come to pass, it will be consist with full throttle growth, matching the equivalent of previous expansions in Oregon. Given demographic trends today, particularly the aging Baby Boomer cohort, job growth of 3 percent is considered full throttle. In decades past, growth of 4 or 5 percent was common during expansions in Oregon, however that time period also coincided with the Baby Boomers entering their prime working years. Today the opposite is occurring. Even so, demographic trends are not all bad, as the even larger cohort of Millennials are currently entering their prime working years. The net effect is overall lower rates of labor force and economic growth, due to demographics.

      Private sector growth, measured by the number of jobs created, will be dominated by the large, service sector industries like professional and business services, leisure and hospitality and health.   Nevertheless, goods- producing industries, while smaller, are expected to grow at above-average rates. Job growth in mining and logging, construction and manufacturing – led by durable goods – will outpace the average industry in 2015, before growing at slower rates over the extended horizon.

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Public sector employment at the local, county and state level for both education and non-education workers has recently begun growing in Oregon, as state and local revenues continue to grow along with an improving economy. Over the forecast horizon, government employment growth is expected to stay in line with population growth and increased demand for public services. One risk to the outlook is the recent Oregon Supreme Court decision which invalidated some of the PERS changes that had been enacted by the Legislative Assembly in 2013. The extent to which the court decision will impact hiring by local and state public entities is unknown, but is a risk to the outlook.

Along with an improving labor market, stronger personal income gains will come. 2013 personal income is estimated to have increased by just 2.3 percent. This largely reflects the pulling forward of investment-type income into 2012 in anticipation of increased federal tax rates in 2013. Personal income rebounded strongly in 2014, with gains of 5.7 percent. Continued strong growth is expected moving forward, along with a full throttle economic expansion, with income gains of 5.5 percent in 2015 and 6.1 percent in 2016.

As the economy continues to improve, household formation will increase, which will help drive up demand for new houses. Household formation has remained suppressed as individuals and families turned to rental markets and doubled up during the recession. As these individuals find work in an improving economy, their desire to live on their own or away from their parents will lead to increased housing demand. Much of the increase in young Oregonians living at home can be attributed to higher college enrollments. As the Millennials continue to age beyond their early 20s, demand for housing (both rental and ownership) will increase further.

Housing starts in the fourth quarter totaled nearly 15,000 at an annual pace. A level of about 21,000 is the long-run average for the state prior to the housing bubble, and the forecast calls for strong growth in the coming few years with starts reaching 15,700 in 2015 and 18,600 in 2016. Over the extended horizon, starts are expected to average a little more than 23,000 per year to meet demand for a larger population and also, partially, to catch-up for the underbuilding that has occurred in recent years. As of today, new home construction is cumulatively about one year behind the stable growth levels of prior decades even after accounting for the overbuilding during the boom.

Forecast Risks

The economic and revenue outlook is never certain. Our office will continue to monitor and recognize the potential impacts of risk factors on the Oregon economy. Although far from comprehensive, we have identified several major risks now facing the Oregon economy in the list below:

•
Federal fiscal policy. Federal fiscal policy remains a risk. The good news for Oregon is that  outside  of outright land ownership, the federal government has a relatively small physical presence in the state. This means that direct spending reductions are less likely to hurt Oregon. Of course, it also limits the local benefit from any potential increases in federal spending. In terms of federal grants as a share of state revenue, Oregon ranks 29th highest. For federal procurement as a share of the economy, Oregon ranks 48th highest. Oregon ranks below average in terms of military-dependent industries as well. The one area that Oregon ranks above average is in terms of direct federal employment, ranking 19th highest among all states. Oregon also is exposed to an above-average share of federal transfer payments to households. Transportation funding is also a major local concern. Overall, the direct impact may be less than in other states but the impact will be felt nevertheless, particularly as our closest neighbors have large federal and military workforces.

•
Strength and durability of the housing market recovery.  The housing market in recent years has underwent an unusual pattern of growing briskly (2012) to stalling out (2013) to recovering with moderate growth (2014.) How long this lasts and what strength of gains has direct implications for regional economies within in the state – namely the medium sized metros and more rural areas. As the recovery continues, some of the same underlying dynamics of growth will reappear. Chief among them is low inventory, which is not keeping up with demand. As such, home prices are rising. There remains much more room for improvement before the market (sales of both existing homes and new construction activity) reflects anything approaching normal levels. While foreclosures and long-term delinquency rates remain somewhat elevated, when compared with pre-recession levels, the market has certainly passed the peak of foreclosures and is working through the backlog of distressed

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properties. Oregon, with the rest of the nation, will see sizable improvements of construction activity in 2015 and 2016.

•
Even as the housing market recovers, new supply entering the market has not kept up with demand (both from new households and investor activity.) This applies to both the rental and ownership sides of the market. As such, prices have risen considerably and housing (in)affordability is becoming a larger risk to the outlook. Expectations are that new construction will pick up in the next year or three, to match the increase in demand, which will alleviate price pressures. However to the extent that supply  does not match demand, home prices and rents increasing significantly faster than income or wages for the typical household is a major concern.

•
The drought impacting much of the West Coast and Southwestern U.S. is a risk to the outlook. Its impact on the California economy reached into the billions of dollars in 2014 and is expected to increase in cost and size in 2015. The drought has reached Oregon as well and most eastern and/or southern counties are classified accordingly. The impact is most felt within the agriculture industry. Losses are expected to be concentrated more in the grains, feed and other crops in addition to cattle. Fruits, nuts and dairies to be less impacted. The severity and duration of the drought is unknown, however it remains a risk to Oregon’s rural economies in particular.

•
Ongoing European debt problems and potential financial market contagion or instability. The European high debt, low growth, austerity cycle has continued, more or less, for the past four years. So long as Europe is able to continue to muddle through the process, the situation acts as a drag on domestic and global economic growth, however no more so than it already is. With that being said, the potential for another financial crisis unfortunately still looms large as a catastrophic scenario. Domestic credit markets are easing, but consumers and businesses still have difficulty getting loans. To the extent that credit markets take longer to come back to some sort of state of normalcy, the current recovery could be slower than projected or thrown off track. In such a scenario, Oregon will suffer the consequences along with the rest of the nation.

•
Commodity price inflation. Prices for many major commodities are trending down, but remain atypically high from a historical perspective. Future commodity prices will be tied to growth. Should the global expansion pick up speed, a return to high rates of commodity inflation is possible. Always worrisome is the possibility of higher oil (and gasoline) prices. While consumer spending has held up pretty consistently in this recovery, anytime there is a surge in gas prices, it eats away at consumers’ disposable income, leaving less income to spend on all other, non-energy related goods and services.

•
Federal timber payments. Even with the temporary reinstatement, it has been and it is clear that federal policymakers will not reinstate the program the same as before, however negotiations are ongoing for more sustainable timber harvests and related revenue. In the meantime, reductions in public employment and services are being felt in the impacted counties.

•
Global Spillovers Both Up and Down. The international list of risks seems to change by the day: sovereign debt problems in Europe, equity and property bubbles in places like South America and Asia, political unrest in the Middle East and Ukraine, and commodity price spikes and inflationary pressures in emerging markets. In particular, with China now a top destination for Oregon exports, the state of the Chinese economy – and its real estate market – has spillover effects to the Oregon economy. The recent economic slowdown across much of Asia is a growing threat to the Pacific Northwest’s growth prospects.

•
Undoing the Federal Policy Used to Combat the Financial Crisis and Recession. Bailouts, tax cuts, monetary quantitative easing, and other fiscal packages most likely prevented a more serious economic downturn. But the clean-up after the storm can have its own risks to the economy. Exit strategies will have to be carefully implemented to prevent premature tightening and choking off the recovery or acting too late to avoid an inflationary environment. All states, including Oregon, face the same risks.

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•      Initiatives, referendums, and referrals. Generally, the ballot box and legislative changes bring a number of unknowns that could have sweeping impacts on the Oregon economy and revenue picture.

Extended Outlook

      IHS Economics projects Oregon’s economy to fare well relative to the rest of the country in the coming years. The state’s Real Gross State Product is projected to be the fastest among all states across the country in terms of growth with gains averaging 3.8 percent over the next five years through 2019. Total employment is expected to be the tenth strongest among all states at an annualized 1.8 percent, while manufacturing employment will be the second fastest in the country at 1.7 percent. Total personal income growth is expected to be 5.3 percent per year, the tenth fastest among all states, according to IHS Economics.

      OEA is somewhat less bullish, but expects Oregon to maintain a growth advantage relative to other states. However, this advantage will be somewhat smaller than the state has enjoyed in past decades. OEA has identified three main avenues of economic growth that are important to continue to monitor over the extended horizon: the state’s dynamic labor supply, the state’s industrial structure and the current number of start-ups, or new businesses.

      Oregon has typically benefited from an influx of households from other states, including an ample supply of skilled workers. Households continue to move to Oregon even when local jobs are scarce, as long as the unemployment rate is equally bad elsewhere (particularly in California). Relative prices of housing also contribute to migration flows in and out of the state. For Oregon’s recent history – data available from 1976 – the labor force in the state has both grown faster than the nation overall and the labor force participation rate has been higher. However three recent trends show potentially worrisome signs.

      First, the labor force participation rate has declined significantly during and after the Great Recession at both the national and state level. Second, since 2005, Oregon’s labor force participation rate no longer exceeds the national rate as it had for the prior 30 years. Third, during the Great Recession and through the early stages of recovery, the number of individuals in Oregon’s labor force held relatively steady, however in the past year that number is actually declining. All three of these labor force signals are potentially worrisome when it comes to Oregon’s dynamic labor supply. However, how much is attributable to the severe nature of the business cycle, from which one could reasonably expect a rebound, and how much is a fundamental shift in Oregon’s economy is unknown at this time.

      With that being said, our office’s baseline outlook calls for some improvement in the near-term for both the labor force participation rate and the employment to population ratio. These gains are due to the shorter run cyclical rebound in the economy, before longer-run demographic trends will weigh on these measures. Focusing just on the prime working age cohorts reveals stronger improvements.

      Oregon’s industrial structure is very similar to the U.S.overall, even more so than nearly all other states. Oregon’s manufacturing industry is larger and weighted toward semiconductors and wood products, relative to the nation which is much more concentrated in transportation equipment.  However, these industries which have been Oregon’s strength in both the recent past  and  historically,  are  now  expected  to  grow  the slowest moving forward. Productivity and output from the state’s technology producers is expected to continue growing quickly, however employment is not likely to follow suit. Similarly, the timber industry remains under pressure from both market based conditions and federal regulations. Barring major changes to either, the slow to downward trajectory of the industry in Oregon is likely to continue.

      With that being said, certainly not all hope is lost. Many industries in which Oregon has a larger concentration that then typical state are expected to perform well over the coming decade.  These industries include management of companies, food and beverage manufacturing, published software along with gains in crop production and nurseries. The state’s real challenges and opportunities will come in industries in which Oregon does not have a relatively large concentration. These industries, like consulting, computer system design, financial investment, and scientific R&D, are expected to grow quickly in the decade ahead. To the extent that Oregon is behind the curve than the state may not fully realize these gains in they rely more on clusters and concentrations of similar firms that may already exist elsewhere in the country.

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        Another area of potential concern that may impact longer term economic growth is that of new business formation. Over the past year, the number of new business license applications filed with the Oregon Secretary of State have begun to grow again. However, these applications remain low relative to historical  standards. Similar trends are seen in data available from the U.S. Census Bureau and Bureau of Labor Statistics. These indicators of entrepreneurship, and business formation all show that the recessionary declines are  over, but that not much progress has been made in terms of regaining lost ground. The share of all businesses that are start-ups, either in Oregon or across the nation, is effectively at an all-time low, with data starting in the late 1970s. Associated start- up employment follows a similar pattern. The concern is that new businesses are generally considered the source of innovation and new ideas, products and services that help propel economic growth. To the extent that lower start-up rates indicates that R&D more broadly is not being undertaken, slower growth is to be expected moving forward. However, if the larger firms that have won out in today’s marketplace are investing in R&D and making those innovations themselves, then the worries about the number of start-ups today is overstated. It can be hard to say which is the correct view. However seeing these longer run, downward trends in new business formation warrants, at the very least, concern about future growth prospects. Finally, Oregon also enjoys the long-term advantages of low electricity costs; a central location between the large markets of California, Vancouver and Asia; clean water; low business rents and living costs; and an increasingly diverse industrial base.

      One primary long-run concern for policymakers, think tanks and Oregon’s economy is that very little progress on raising per capita income is projected outto 2020. In and of itself, a higher per capita income level would better fund public services for citizens. The benefit side of the state’s relatively low income figures is that local firms do not have to pay higher wages, thus helping support the firms’ balance sheets as well. It is not purely a lose-lose proposition. The Oregon Employment Department has published a detailed look at Oregon’s per capita personal income entitled Why Oregon Trails the Nation.

Oregon Regional Trends

      Job growth continues to pick up across Oregon as the two major weights on the recovery lift. Housing and government play an outsized role in many of Oregon’s rural economies, not because these areas have so many of these jobs. Rather because they have lower industrial diversification than larger metropolitan areas that also include ballets, advertising firms and the like. As such, with the public sector moving to a more neutral position, rather than a drag in terms of employment losses, and the housing market recovering, albeit slowly in recent months, more areas of the state are sharing in the overall economic expansion.

        Today nearly 9 out of every 10 counties in Oregon have added jobs over the past year, matching the shares seen during previous expansions. The rate of growth has improved significantly as well outside of the Portland MSA. Over the past 30 years, employment growth in the Portland MSA and the rest of the state have tended to track closely with two exceptions. First, the 2001 recession hit the Portland MSA harder than the state or nation due to its concentration of high-technology and manufacturing firms. Second, in the aftermath of the Great Recession, Portland, along with the nation’s other large metropolitan areas, saw job growth return first, likely due to its heavier concentration in service industries such as professional and business, leisure and hospitality and health, which have outperformed the average industry in recent years.

      However, as the economic expansion continues and even gathers steam, the state’s second tier metros – Bend, Corvallis, Eugene, Medford, and Salem – are now growing faster than Portland, and more importantly back to their housing boom era growth rates. Collectively, these same metros are growing about as fast as they ever have, even if individual performance varies.  In particular, Bend and Salem are currently adding jobs as extremely fast rates. While Eugene and Medford are seeing solid gains, these rates of growth remain below previous expansions.

      Rural Oregon continues to see economic improvements, however not as strong as their metropolitan counterparts. Job growth in the state’s non-metro counties is currently at 1.1 percent, its strongest pace since prior to the Great Recession. During the housing boom, Oregon’s rural counties added jobs at a 2 percent rate, however. While economic performance varies across the different rural areas of the state, each one is currently seeing relatively smaller gains than in the past. Part of this is due to the nature of the business cycle, in which housing and government were particularly impacted. Part of this is also due to demographics, in which Oregon’s and the nation’s rural populations are typically older than in most metropolitan areas.  As rural Boomers age into retirement, there are few working age adults and households to take their place.

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Revenue Summary

Growth in Oregon’s General Fund revenues has been very rapid this fiscal year, rivalling the gains seen during the technology and housing booms. Gains have been broad-based across Oregon’s primary revenue instruments, due both to a healthy job market as well as to solid growth in taxable investments and business income. Even lottery sales, which have been relatively dormant for years, are now expanding at a solid clip.

As expected, the personal income tax filing season turned out to be a big one for revenue collections due to large gains in reported business profits and investment income.  Realizations of capital gains nearly doubled on the year. While the big April filing season was expected, the full impact of Oregon’s rapid job gains and wage growth was not. As a result of booming labor-related income tax collections, it is now highly likely that a personal income tax kicker payment will be triggered at the end of the biennium.

The May 2015 outlook assumes that revenues included in the personal income tax kicker base will exceed the kicker threshold by $182 million at the end of the biennium.  Should this outlook hold true, a personal income tax kicker of $473 million will be generated. Under legislation passed in the 2011 Legislative Session, this potential kicker will take the form of a tax credit on 2015 Oregon personal income tax returns rather than being issued as a check at the end of the year.

Despite the larger expected kicker payment, the May revenue outlook now calls for a significant increase in available resources for the upcoming biennium. Widespread optimism is now being voiced by a diverse chorus of local businesspeople and economic forecasters. This optimism has been translated into increased expectations for job growth and taxable wage gains. The March 2015 forecast was an aggressive one, calling for job gains over the upcoming biennium matching the best two years of the housing boom. Even so, business sentiment in Oregon has become so bullish that a strong majority among OEA’s advisory group members pushed for significantly more growth to be added over and above what was assumed in the March forecast.

Although the May 2015 forecast provides more wiggle room for budget writers, none of the additional revenue called for in the outlook has come in the door to date. Business sentiment is fickle, and can sour overnight. With such a large amount of downside risk facing the near-term revenue outlook, well-stocked reserve funds are a must.

Bullish consumer and business sentiment notwithstanding, Oregon’s economy does not appear to be quite as healthy from an empirical perspective as it was a few months ago. Some fault lines are now beginning to emerge among regional economic indicators, which were universally positive in the recent past. Nevertheless, despite a few bad indicators, it does not look as though the wheels are about to fall of the economic recovery anytime soon.

If Oregon’s businesses and households are as confident about the future as they say they are, their combined hiring and spending should go a long way toward ensuring that their bullish expectations come true.

Although the primary downside risk facing the near-term revenue forecast is the uncertain future of the economic expansion, there is also a considerable amount of uncertainty surrounding the outlook for corporate excise taxes. Corporate collections are notoriously volatile, often doubling or being halved in any given year. With many significant corporate tax law changes having been passed in recent years, historical tax collections may not provide an accurate picture of what is to come. Adding to this complexity, the Oregon Department of Revenue has recently replaced its corporate tax processing system, which has made comparing collections over time even more difficult.

Revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon. As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

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2013-15 General Fund Revenues

General Fund revenues closely matched expectations for most of the 2013-15 biennium, until labor-related personal income tax collections began to take off last winter. General Fund revenue growth has continued to accelerate during 2015, with personal and corporate income taxes now expanding at double-digit rates. With more taxable income of all types, the May forecast expects that both personal and corporate tax kickers will be triggered.

The forecast for gross General Fund revenues for 2013-15 is now $16,167 million. This represents an increase of $166 million (+1.0%) from the March 2015 forecast. The May 2015 forecast for the 2013-15 biennium is $525 million (3.4%) above the Close of Session forecast.

Personal Income Tax

Personal income tax collections were $1,427 million for the third quarter of fiscal year 2015, $90 million (6.3%) above the latest forecast. Compared to the year-ago level, total personal income tax collections grew by 11.7% relative to a forecast that called for 5.1% growth. With processing running a bit slower than last year, much of this gap was made up in the fourth quarter.

Excluding corporate excise taxes, the General Fund forecast is now $473 million above the Close of Session forecast. Around one-fifth of this change is due to the impact of law changes, and most of the rest can be traced to a more optimistic economic outlook for Fiscal Year 2015.  Should the aggressive growth outlook for Fiscal Year 2015 come to pass, revenues will end up $182 million above of the personal income tax kicker threshold. This would generate a credit of around $284 for the average Oregon income tax filer.  The top 1% of income earners would receive an average credit of $5,373.

Corporate Excise Tax

Corporate excise tax collections equaled $107 million for the third quarter of fiscal year 2015, $49 million below the December forecast. Compared to one year ago, net corporate receipts were up 44% with the forecast calling for an increase of 111%. Some of the large increase in corporate tax collections is technical in nature, with the pattern of processing having changed due to an upgraded IT system. After a few more months under the new processing system, the collections data should settle into its new trend.

Corporate tax collections would likely be near record levels even without technical issues. Outside of energy production and mining, profitability remains strong in most industries. Also, recent law changes have supported collections, as has a decline in outstanding Business Energy Tax Credits. Even without these issues, corporate tax collections and underlying profits are subject to boom-bust cycles, injecting a considerable amount of downside risk into the outlook.

Following the rapid growth seen in recent months, expectations for corporate income tax collections for 2013-15 are now only $41 million higher than what was called for in the Close of Session forecast. However, due to a law change affecting the distribution of corporate tax collections into the Rainy Day Fund, the General Fund portion of corporate tax collections is now above the Close of Session forecast. During past budget cycles, this would have led to corporate kicker payments of $92 million. Now, however, should these unanticipated revenues be realized, the funds will be directed to education programs.

   Other Sources of Revenue

Among other primary sources of revenue, estate taxes, video lottery sales and insurance taxes have been coming in above expectations in recent months. Fines and fees have been coming in somewhat below forecast. Combined, all other sources of general fund revenue are $8.5 million below the Close of Session Forecast.

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Extended General Fund Outlook

      Expectations for healthy job gains support a strong outlook for personal income tax collections in the 2015-17 biennium.  Excluding kicker payments, the net general fund is expected to grow by 13.3% over the biennium. Including kicker payments, growth is expected to be a more modest 10.4%.

     Revenue growth in Oregon and other states will face considerable downward pressure over the 10-year extended forecast horizon.  As the baby boom population cohort works less and spends less, traditional state tax instruments such as personal income taxes and general sales taxes will become less effective, and revenue growth will fail to match the pace seen in the past.

        General Fund revenues are expected to total $19,606 million in 2017-19 biennium, an increase of 10.4% percent from the prior period, and $267 million above the March forecast. In the 2019-21 biennium, revenue growth is expected to remain stable, followed by rates of around 9% to 10% in subsequent biennia. The slowdown in long- run revenue growth is largely due to the impact of demographic changes and changes in savings behavior. In particular, the labor force will lose many very productive workers with a lifetime of experience over the coming years.

Tax Law Assumptions

The revenue forecast is based on existing law, including measures and actions signed into law during the 2013 Oregon Legislative Session, the October 2013 Special Legislative Session and the 2014 Oregon Legislative Session. OEA makes routine adjustments to the forecast to account for legislative and other actions not factored into the personal and corporate income tax models. These adjustments can include expected kicker refunds, when applicable, as well as any tax law changes not yet present in the historical data.

Although based on current law, many of the tax policies that impact the revenue forecast are not set in stone. In particular, sunset dates for many large tax credits have been scheduled. As credits are allowed to disappear, considerable support is lent to the revenue outlook in the outer years of the forecast. To the extent that tax credits are extended and not allowed to expire when their sunset dates arrive, the outlook for revenue growth will be reduced. The current forecast relies on estimates taken from the Oregon Department of Revenue’s 2015-17 Tax Expenditure Report together with more timely updates produced by the Legislative Revenue Office.

After the 2015 Oregon Legislative Session concludes, the revenue impact of any new laws (as estimated by the Legislative Revenue Office) will be folded into the May 2015 forecast. This will serve as the Close of Session Forecast that sets the bar for Oregon’s balanced budget requirement and the kicker law.

Lottery Earnings

        Revenues and available resources from Lottery games and programs are projected to total $1,066.0 million, an increase of $4.2 million from the March outlook and $6.5 million above the Close of Session forecast (0.6%.) The near-term increase is the result of both higher than expected sales for video and traditional products alike.

      Overall, video lottery dominates total lottery earnings, accounting for approximately 85 percent of all lottery transfers in the past three years. Over the past decade, video lottery has underwent three distinct phases and has recently entered into a fourth. The first, during the housing boom era, followed the implementation of line games back in 2005. Not only was video lottery new to the marketplace and experienced somewhat of a novelty factor intrigue from consumers, it also coincided with an economic expansion. Growth in the early years of line games was in the double digits and spending as a share of statewide income increased by 40 percent.

      The second phase followed the onset of the Great Recession and enactment of the smoking ban in Oregon. During this time, video lottery sales plummeted 23 percent from pre-recession highs to the depths of the recession; the same magnitude of losses seen in slot machines in Clark County, Nevada, home of Las Vegas.

      The third phase covered the initial years of recovery, fiscal years 2010 to 2014. Even as Oregon video lottery sales rebounded at approximately three times the rate seen in Clark County, Nevada, growth still averaged just

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1.2 percent. Similar sales trends were seen nationwide across the gaming industry, although Oregon’s slow growth was better than most where sales were flat to down. Even as consumers remain cautious with their disposable income, other forms of discretionary spending and entertainment spending have advanced at faster rates. Gaming trends are relatively flat across nearly all states, except for the few locations with new or remodeled casinos.  Among mature gaming destinations, revenues continue to decline. The industry is extremely competitive and the share of consumer budgets spent on gaming has not increased. These pressures are unlikely to relent in the near future as more and more jurisdictions turn to gaming as a potential revenue source.

This fiscal year marks a new phase in Oregon video lottery history with the capital replacement plan. During this biennium and the next, Lottery will replace the 12,000 existing video lottery terminals throughout the state, some of which will be nine years old when they are replaced. Due to advancements in technology, like a lot of industries, the current machines are becoming obsolete in the marketplace. This replacement plan is expected to cost approximately $215 million over four years, of which Lottery will self-fund $85 million. The remaining $130 million will be deducted from Lottery earnings prior to being transferred for general revenue purposes. The biennial impact of the replacement plan is $71.2 million in 2013-15, or about 6.3 percent of available revenue to be transferred, and $59.2 million in 2015-17, or about 5 percent.

In terms of the new video lottery terminals, the baseline outlook has assumed that older machines would be replaced on a regular basis, given the wear and tear on the machines over time and as technology improves. Clearly this has not been the case, and may be one contributing factor to slow sales growth in recent years. As such, the baseline forecast had been taking more of a wait and see approach to the new machines in terms of the longer-run sales outlook.  However, as the first wave of these new video lottery terminals has been deployed across Oregon, there does appear to be a sizable initial sales bump. Not only are these trends and impacts seen in the statewide sales figures, they are nearly uniform across the state by region, albeit with different timing as the new terminals were installed at different times depending upon the location. Even in some of Oregon’s hardest hit counties, those that have yet to full partake in the economic recovery, growth in video lottery sales is roughly 10 percent over the past year.  Sales have started to slow somewhat in the locations where the new terminals were first installed, e.g. Portland MSA. Expectations are not that double digit growth is baseline, they are such that growth will slow moving forward. Exactly how strong and how long the initial sales bump lasts are still open ended questions at this time. The current forecast builds in a largely one-time novelty factory increase in sales that starts in late 2014 and lasts through mid-2015.  Due to the continued fundamental improvement in the economy – jobs and income growth – along with these increase video lottery sales, the longer term forecast has been raised somewhat from the previous forecast. Growth still remains somewhat subdued relative to pre-Great Recession rates of growth.

Such an outlook does leave room for both upside and downside risks.  Should the combination of a stronger economy and the new terminals unlock permanently higher sales over a longer period, instead of one-time novelty factor bump, then the forecast will need to be revised up.  Possibly considerably so.  However, sales growth has been lackluster to disappointing across the country. Even in brand new casinos, after a year or two of strong growth, sales start to plateau or even fall in some locations. Given all of these trends, the outlook for video lottery has been reduced in recent years. However not completely down to growth along the lines of the adult population (our office’s pessimistic scenario.) Such changes to the outlook have reduced available resources over the 10 year horizon. Overall, expectations are certainly for video lottery sales to continue to increase, however, much like the broader economic outlook, at rates of growth lower than in the past.

Budgetary Reserves

The state currently administers two general reserve accounts, the Oregon Rainy Day Fund (ORDF) and the Education Stability Fund (ESF). Following the close of the 2011-13 BN, the two reserve funds totaled $69.4 million. Given the General Fund’s positive ending balance for 2011-13, one percent of appropriations, $136.9 million, was deposited into the ORDF during 2013-15.

As of this forecast, the two reserve funds currently total $378 million, plus a projected General Fund ending balance of $503 million. One additional deposits is still to come in 2013-15 as well. The ORDF will receive will receive an estimated $12.1 million deposit due to the increases in corporate tax rates from Measure 67. Assuming no further administrative actions, the two reserve funds are forecasted to  total $391.3 million at the end of 2013-15, or

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2.4 percent of General Fund revenues. Including the projected ending balance brings effective budgetary reserves $895 million, or 5.5 percent.

Such levels of reserve balances are as big as Oregon has ever been able to accumulate, at least in the state’s recent history. However, that does not indicate they are sufficient to withstand a recession’s impact on the state budget. Reserve balances of approximately 7 percent are generally accepted to be able to withstand a recession of average size. (This figure is based on a one standard deviation change in revenues. Larger reserves would be needed to insure against a more severe recession.) Provided the economic expansion continues, Oregon’s reserves are projected to reach 7 percent of expenditures at the end of the 2017-19 biennium.

Population and Demographic Summary

      Oregon’s population count on April 1, 2010 was 3,831,074. Oregon gained 409,550 persons between the years 2000 and 2010. The population growth during the decade of 2000 to 2010 was 12.0 percent, down from 20.4 percent growth from the previous decade. Oregon’s rankings in terms of decennial growth rate dropped from 11th between 1990-2000 to 18th between 2000 and 2010. Oregon’s national ranking in population growth rate has dropped further to 20th between 2010 and 2014 lagging behind all of the neighboring states. Slow population growth during the decade preceding the 2010 Census characterized by double recessions probably cost Oregon one additional seat in the U.S. House of Representatives. Actually, Oregon’s decennial population growth rate during the most recent decade was the second lowest since 1900. As a result of recent economic downturn and sluggish recovery, Oregon’s population increased at a slow pace in the recent past. However, Oregon’s population growth in 2014 rebounded nicely and ranked 13th fastest in the nation.  Based on the current forecast, Oregon’s population will reach 4.35 million in the year 2022 with an annual rate of growth of 1.16 percent between 2014 and 2022.

       Oregon’s economic condition heavily influences the state’s population growth. Its economy determines the ability to retain existing work force as well as attract job seekers from national and international labor market. As Oregon’s total fertility rate remains below the replacement level and number of deaths continue to rise due to ageing population, long-term growth comes mainly from net in-migration. Working-age adults come to Oregon as long as we have favorable economic and employment environments. During the 1980s, which include a major recession and a net loss of population during the early years, net migration contributed to 22 percent of the population change. On the other extreme, net migration accounted for 73 percent of the population change during the booming economy of 1990s. This share of migration to population change declined to 32 percent in 2010, lowest since early 1980s when we actually had negative net migration. As a sign of slow to modest economic gain, the ratio of net migration-to-population change will increase gradually and will reach 79 percent by the end of the forecast horizon due largely to rising number of deaths among elderly population associated with increasing elderly population. Although economy and employment situation in Oregon looked stagnant in the recent past, migration situation was not similar to the early 1980s pattern of negative net migration. Potential Oregon out- migrants had no better place to go since other states were also in the same boat in terms of economy and employment. California is the number one state of origin of migrants to Oregon. As California’s housing market improves, we expect positive impact on Oregon’s net migration.

      Age structure and its change affect employment, state revenue, and expenditure. Demographics are the major budget drivers, which are modified by policy choices on service coverage and delivery. Growth in many age groups will show the effects of the baby-boom and their echo generations during the period of 2014-2022. It will also reflect demographics impacted by the depression era birth cohort combined with diminished migration of the working age population and elderly retirees. After a period of slow growth during the 1990s and early 2000s, the elderly population (65+) has picked up a faster pace of growth and will surge to the record high levels as the baby- boom generation continue to enter this age group. The average annual growth of the elderly population will be 3.9 percent during the forecast period as the boomers continue to enter retirement age. However, the youngest elderly (aged 65-74) will grow at an extremely fast pace in the near future exceeding 5 percent annual rate of growth due to the direct impact of the baby-boom generation entering the retirement age and smaller pre-baby boom cohort exiting the 65-74 age group. Reversing several years of slow growth and shrinking population, the elderly aged 75-84 started to show a positive growth as the effect of depression era birth-cohort will dissipate. An unprecedented fast pace of growth of population in this age group will begin once the baby-boom generation starts to mature into 65-74 age group. The oldest elderly (aged 85+) will continue to grow at a moderately but steady rate due to the

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combination of cohort change, continued positive net migration, and improving longevity. The average annual rate of growth for this oldest elderly over the forecast horizon will be 1.5 percent.

        As the baby-boom generation matures out of oldest working-age cohort combined with slowing net migration, the once fast-paced growth of population aged 45-64 has gradually tapered off to below zero percent rate of growth by 2012 and will remain at slow or below zero growth phase for several years. The size of this older working-age population will remain virtually unchanged at the beginning to the end of the forecast period. The 25-44 age group population is recovering from several years of declining and slow growing trend. The decline was mainly due to the exiting baby-boom cohort.  This age group has seen positive growth starting in the year 2004 and will increase by 1.5 percent annual average rate during the forecast horizon mainly because of the exiting smaller birth cohort following the baby-boom cohort. The young adult population (aged 18-24) will remain nearly unchanged over the forecast period. Although the slow or stagnant growth of college-age population (age 18-24), in general, tend to ease the pressure on public spending on higher education, college enrollment typically goes up during the time of high unemployment and scarcity of well-paying jobs when even the older people flock back to colleges to better position themselves in a tough job market.  The growth in K-12 population (aged 5-17) will remain low which will translate into slow growth in school enrollments.  This school-age population has actually declined in size in recent past years and will grow in the future at well below the overall state average. The growth rate for children under the age of five has remained below or near zero percent in the recent past due to the sharp decline in the number of births. This cohort of children will see steady positive growth only after 2015. Although the number of children under the age of five declined in the recent years, the demand for child care services and pre-Kindergarten program will be additionally determined by the labor force participation and poverty rates of the parents. Overall, elderly population over age 65 will increase rapidly whereas population groups under age 65 will experience slow growth in the coming years. Hence, based solely on demographics of Oregon, demand for public services geared towards children and young adults will likely to increase at a slower pace, whereas demand for elderly care and services will increase rapidly.

INITIATIVE PETITIONS, LEGISLATIVE REFERRALS AND REFERENDUM PETITIONS
Initiative Petitions

General. The State Constitution, Article IV, Section 1, reserves to the people of the State (1) the initiative power to amend the State constitution or to enact State legislation by placing measures on the statewide general election ballot for consideration by the voters and (2) the referendum power to approve or reject at an election any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session. The Legislative Assembly may also refer an act to the voters for approval or rejection.

State law permits any person to file a proposed initiative with the Secretary of State’s office without payment of fees or other burdensome requirements. Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Because many proposed initiative measures are submitted that do not qualify for the ballot, the State does not formally or systematically monitor the impact of those measures or estimate their financial effect prior to the time the measures qualify for the ballot. Consequently, the State does not ordinarily disclose information about proposed initiative measures that have not qualified for the ballot.

Requirements for Proposed Initiative Measures to Be Placed on the Ballot. To place a proposed initiative on a general election ballot, the proponents must submit to the Secretary of State initiative petitions signed by the number of qualified voters equal to a specified percentage of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign an initiative petition for any measure on which the elector is entitled to vote.

The initiative petition must be submitted to the Secretary of State not less than four months prior to the general election at which the proposed measure is to be voted upon. As a practical matter, proponents of an initiative have approximately two years in which to gather the necessary number of signatures. State law permits persons circulating initiative petitions to pay money to persons obtaining signatures for the petition.

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Although a large number of initiative measures are submitted to the Secretary of State’s office, a much smaller number of petitions contain sufficient signatures to be placed on the ballot. Once an initiative measure has gathered a sufficient number of signatures and qualified for placement on the ballot, the State is required to prepare a formal estimate of the measure’s financial impact. Typically, this estimate is limited to an evaluation of the direct dollar impact. Historically, a larger number of initiative measures have qualified for the ballot than have been approved by the electors.

Legislative Referrals and Referendum Petitions

The Legislative Assembly may refer constitutional amendments or statutory changes to the Oregon voters for their approval. In addition, within 90 days after the end of a legislative session, any person may file a petition seeking to have any act passed by the Legislative Assembly that does not become effective earlier than 90 days after the end of the legislative session referred to the voters for their approval or rejection at the next general election, or at a special election provided for by the Legislative Assembly. To place a proposed referendum on the ballot, the proponents must submit to the Secretary of State within 90 days after the end of the legislative session referendum petitions signed by the number of qualified voters equal to four percent of the total number of votes cast for all candidates for governor at the gubernatorial election at which a governor was elected for a term of four years next preceding the filing of the petition with the Secretary of State. Any elector may sign a referendum petition for any measure on which the elector is entitled to vote. An act approved by the voters through the referendum process becomes effective 30 days after the date of the election at which it was approved. A referendum on part of an act does not prevent the remainder of the act from becoming effective as provided in the act.

PENSION AND POST EMPLOYMENT BENEFITS

The State is one of many participants in the statewide Oregon Public Employees’ Retirement System (“PERS” or “System”). The State participates in three retirement pension benefit programs provided through PERS and three retirement healthcare benefit programs (two provided through PERS and one provided by the State’s Public Employees’ Benefit Board (“PEBB”)). Most public employers in Oregon, including State government employers, participate in PERS.1 Benefits provided through PERS are paid from the Oregon Public Employees’ Retirement Fund (“OPERF”). The Public Employees’ Retirement Board (the “PERS Board”) administers PERS and is responsible for setting policies and for providing administrative direction to PERS.

System Pension Programs

The three PERS pension programs are composed of two defined benefit programs and one program that has features similar to a defined contribution plan. In a defined benefit plan, the investment risk for the plan assets is borne by the employer. In a defined contribution plan, the investment risk for the plan assets is borne by the employee. A combination of participating employer contributions (determined by the PERS Board based upon the results of actuarial valuations), investment earnings and employee contributions (determined by statute, currently 6 percent of salaries and 7 percent for judges) fund these pension programs.

Employees hired before January 1, 1996 are known as “Tier 1” participants. The retirement benefits applicable to Tier 1 participants are based primarily on a defined benefit model. Employees hired on or after January 1, 1996 and before August 29, 2003 are known as “Tier 2” participants. The Tier 2 program also provides a defined benefit but with lower expected costs to employers than under the Tier 1 benefit. Employees hired on or after August 29, 2003 are participants in a successor retirement program to the Tier 1 and Tier 2 retirement programs (the “T1/T2 Pension Programs”) known as the Oregon Public Service Retirement Plan (“OPSRP”).

PERS also offers a program that has features similar to a defined contribution benefit known as the Individual Account Program (“IAP”). Effective January 1, 2004, active Tier 1, Tier 2 (T1/T2) and OPSRP employees became members of the IAP. Tier 1 and Tier 2 employees retain their existing T1/T2 Pension Program account, but the IAP account receives any future member contributions.

System Pension Plan Asset and Liabilities Valuations

Oregon statutes require an actuarial valuation of the System by a competent actuary at least once every two years. Under current practice, actuarial valuations are performed annually, but only valuations as of the end of each

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odd-numbered year are used to determine annual required employer contribution rates. Valuations are released approximately one year after the valuation date. The PERS current actuary, Milliman, Inc. replaced the prior actuary, Mercer (US), Inc. (“Mercer”) in January 2012.

The funded status of the pension programs may change depending on the market performance of the securities that OPERF is invested in, future changes in compensation and benefits of covered employees, demographic characteristics of members and methodologies and assumptions used by the actuary in estimating the assets and liabilities of PERS. Additionally, the market value of the investments held in OPERF is determined using various sources.

Changes adopted by the PERS Board on July 26, 2013 to the actuarial assumptions and methods are anticipated to increase employer contribution rates above what they would have been using previously adopted actuarial assumptions and methods, for the 2015-17 biennium.

State Pension Plan Asset and Liabilities

The State’s portion of unfunded actuarial liability of the pension programs was approximately $487.6 million in 2013.  For the T1/T2 Pension Programs, the State’s portion of PERS’ assets and liabilities is based upon the State’s proportionate share of SLGRP’s pooled covered payroll (as of December 31, 2013, approximately 49.01 percent) and reflects proceeds from the State pension bonds issued in October 2003 in the aggregate principal amount of $2.1 billion (the “State Pension Bonds”). For OPSRP, the State’s proportionate share is based upon the State’s share of total System covered payroll (as of December 31, 2013, approximately 28.94 percent). The State’s proportionate liability may increase if other participants fail to pay their full employer contributions.

Changes to PERS in 2013

During the 2013 Legislative Session and the 2013 Special Session, the Legislative Assembly enacted the 2013 PERS Bills that together: limited annual benefits cost of living adjustments (“COLAs”) for PERS retirees, eliminated an Oregon income tax offset benefit for out-of-state retirees unless the retiree’s PERS pension benefits are subject to Oregon income tax, excluded salary increases given to pay for insurance costs from the final average salary used to calculate pension benefits, and reduced legislators’ participation in PERS.  The 2013 PERS Bills were expected to reduce the amount of future benefit payments from the System and reduce the unfunded actuarial liability of the System by approximately $5 billion.  After enactment of the 2013 PERS Bills, the Board reduced employer contribution rates by 4.28% of payroll on a system-wide average basis for the 2013-2015 biennium.  However, the 2013 PERS Bills were challenged and the Oregon Supreme Court recently ruled on those challenges as described below.

In addition to legislative actions, in 2013 the PERS Board made other adjustments that were estimated by PERS to increase the unfunded actuarial liability of the System by approximately $2.5 billion (the “2013 Board Changes”).  The 2013 Board Changes include reducing the assumed earnings rate of the investment fund from 8.00% to 7.75% and changing the actuarial cost method used to allocate benefit costs over a member’s working lifetime from Projected Unit Credit to Entry Age Normal.

The unfunded actuarial liability of the System decreased from $11.03 billion as of December 31, 2011 to $5.62 billion as of December 31, 2012 and to $2.58 billion as of December 31, 2013.  That decrease reflects the combined effects of the 2013 PERS Bills, the 2013 Board Changes, changes in the actuarial value of the System assets, 2012 and 2013 investment returns well above the assumed earnings rate and other factors that are taken into account in the formal valuation of the System by Milliman but does not reflect the recent Oregon Supreme Court decision regarding the 2013 PERS Bills.

PERS Updates

The 2013 PERS Bills were challenged in cases brought directly in the Oregon Supreme Court. On April 30, 2015, the Oregon Supreme Court issued its decision in which it invalidated the limits on COLAs insofar as they apply to benefits that PERS members earned before the effective dates of the 2013 PERS Bills (the “2013 COLA Limits”)

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but upheld the elimination of the Oregon income tax offset benefit for out-of-state retirees whose benefits are not subject to Oregon income tax.

In a report released in October 2014, the Legislative Fiscal Office (“LFO”) stated that if the 2013 PERS Bills were overturned, the unfunded actuarial liability of the System would increase from approximately $2.6 billion as of December 31, 2013 (96% funded), to approximately $8.7 billion (89% funded) based on December 31, 2013 asset levels.  While the State currently cannot estimate the total effect of the Oregon Supreme Court decision that invalidates the 2013 COLA Limits while upholding the elimination of the benefit increase for out-of-state retirees, the State anticipates that a substantial portion of the increase in the UAL estimated by LFO will be realized.  The State also expects an increase in employer contribution rates beginning in the 2017-19 biennium to recover the increase in the UAL.

The PERS Board met on May 29, 2015 to review the effect of the Oregon Supreme Court decision and any instructions from the Legislative Assembly, which is currently in session.  The PERS Board may also review the methods and assumptions used as the basis for actuarial valuations, including a reduction in the assumed earnings rate.

Other Post-Employment Benefits

In addition to pension benefits, the State provides healthcare benefits (medical, vision and dental) to approximately 57,489 retirees through PERS health insurance programs and through the Oregon Public Employees’ Benefit Board (“PEBB”). At the time of retirement, State employees can choose whether to obtain post-employment benefits through PERS or through PEBB.

PERS-Sponsored Retirement Health Insurance Account Plan (RHIA)

Retirees who receive pension benefits through the T1/T2 Pension Programs and are enrolled in certain PERS-administered health insurance programs may receive a subsidy towards the payment of health insurance premiums. ORS 238.420 established the Retirement Health Insurance Account (“RHIA”) program under which qualified retirees may receive a subsidy for Medicare supplemental health insurance of up to $60 per month towards the cost of their health insurance premiums. The State’s employer contribution rate for the RHIA program for the 2013-15 biennium is 0.59 percent of payroll and is a component of the State blended employer contribution rate of 9.44 percent for the 2013-15 biennium.  The State’s employer contribution rate for the RHIA program for the 2015-17 biennium is 0.53 percent of payroll and is a component of the estimated State blended employer contribution rate of 10.36 percent for the 2015-17 biennium. As of December 31, 2013 the RHIA program has an unfunded actuarial liability of approximately $120.1 million representing a funded ratio of approximately 74.6 percent, of which $35.1 million is allocable to the State.

PERS-Sponsored Retiree Health Insurance Premium Account Plan (RHIPA)

Another subsidy is available to pre-Medicare-age State retirees through the Retiree Health Insurance Premium Account (RHIPA) plan. On or before January 1 of each year, the PERS Board calculates the average difference between the health insurance premiums paid by retired State employees under contracts entered into by the PERS Board and health insurance premiums paid by State employees who are not retired. RHIPA authorizes payment of this average difference to qualified retired State employees. The State’s employer contribution rate for the RHIPA plan for the 2013-15 biennium is 0.27 percent of payroll and is a component of the State blended employer contribution rate of 9.44 percent for the 2013-15 biennium. The State’s employer contribution rate for the RHIPA program for the 2015-17 biennium is 0.44 percent of payroll and is a component of the estimated State blended employer contribution rate of 10.36 percent for the 2015-17 biennium. As of December 31, 2013, the RHIPA program had an unfunded actuarial liability (the “RHIPA UAL”) of approximately $55.9 million, representing a funded ratio of approximately 8.5 percent, all of which is allocable to the State.

PEBB Retiree Health Insurance Benefit Plan

In addition to the pension and healthcare benefits provided to retired State employees through PERS, the State provides healthcare benefits (medical, vision and dental) through PEBB to approximately 1,474 retirees who do not receive healthcare benefits through PERS and are not yet eligible for Medicare. PEBB’s obligations to provide benefits are State obligations for accounting purposes. The PEBB OPEB obligation exists because the State is

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providing an implicit rate subsidy to retirees for PEBB benefits that are offered to both retirees and active employees, where the retiree pays the same premium amount as active employees.

On June 20, 2012, the State’s actuary for PEBB released an actuarial valuation as of July 1, 2011 (the “2011 PEBB Valuation”) for purposes of complying with the OPEB standards. The valuation was prepared using the Entry Age Normal actuarial cost method, an amortization period of 30 years, and an assumed discount rate of 3.5 percent. The State’s unfunded actuarial accrued liability in the 2011 PEBB Valuation for post-employment benefits provided through PEBB was estimated $154.7 million. However, there is no contractual obligation for this pool healthcare program, but is being recorded in the Valuation as a means to comply with OPEB standards.

For fiscal year 2013, the ARC for post-employment benefits provided through PEBB, was $20.9 million, plus interest on the net OPEB obligation of $2.3 million, less the ARC adjustment of $4.3 million. Because the State pays the PEBB OPEB on a pay-as-you-go basis, the net OPEB obligation reported at the end of fiscal year 2013 in the State’s financial statements is $75.1 million.

DEBT AUTHORITY AND BOND ISSUANCE

Administration

Oregon law authorizes the State Treasurer to coordinate the issuance of all State of Oregon bonds. The Treasurer reviews and approves the terms and conditions of bond sales and issues all bonds for State agencies. By centralizing this authority, the agencies for which bonds are issued are encouraged to plan their offerings well in advance and to work together to obtain the most favorable market reception. In addition, the uniform approach permits greater control of the State’s overall debt position, allowing the Treasurer to address the interests and concerns of the financial community and rating agencies as well as those of the State agencies.

The State Treasurer advises the Governor on the total biennial bonding level for State agency programs in the development of the Governor’s recommended budget. The Legislative Assembly authorizes bonds to be issued for each agency’s program in the “biennial bonding bill”. The Governor’s recommended budget includes requests by agencies for bonds to fund their capital project needs, as well as agencies’ grant and loan programs. The Legislative Assembly reviews each program request and approves what it determines to be an appropriate level of issuance in the biennial bonding bill.

The State generally issues four types of “long-term” financing obligations: general obligation bonds, appropriation obligations, direct revenue bonds and conduit revenue bonds. The State also may issue full faith and credit short-term borrowings, known as “Tax Anticipation Notes.” The Treasurer approves financing agreements, including lease purchase agreements, installment sales agreements and loan agreements to finance real or personal property and approves certificates of participation with respect to the financing agreements. The principal amount of such financing agreements is treated as bonds subject to the biennial bonding bill.

Prior to the issuance of bonds, typically agencies submit reports to the State Treasurer that project future cash flows, the agency’s ability to meet future debt service, and the agency’s historical performance on payments and delinquencies. Agencies must also provide cash flow projections and other requested information to the State Treasurer on a periodic basis. Agency bond programs may be audited annually with the audit results published as soon after the audit as possible.

Capital Needs and Budget Process

Oregon law requires the Governor’s budget to include capital construction needs for a minimum of six years. Prior to the biennial preparation of the Governor’s recommended budget, agencies submit their projected capital needs for the upcoming biennium and for the two subsequent biennia. These requests are evaluated and placed in the Governor’s recommended budget under one of two categories: capital improvements (less than $1,000,000) or major construction and acquisition projects (greater than $1,000,000). The capital improvement projects are included in agency operating budget appropriation bills. The major construction and acquisition projects are approved by the Legislative Assembly in the biennial bonding bill.

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Authorization

The Oregon Constitution generally prohibits state government from incurring any indebtedness that exceeds $50,000. Consequently, all general obligation bonds are authorized by an amendment to the Oregon Constitution that has been approved by Oregon voters and that permits bonds to be issued as an exception to the constitutional debt limit.

General Obligation Bonds

The amount of general obligation bonds that may be issued is usually expressed in the Constitution as a percentage of the statewide property value. The general obligation bond programs are also subject to legislative direction. The Legislative Assembly may place limits on general obligation bond programs that are more restrictive than those approved by the voters.

The State’s general obligation debt is secured by a pledge of the full faith and credit and statutory taxing power of the State of Oregon. In addition to any revenues from the program for which the bonds are issued, general obligation bonds may be paid from any undedicated and unrestricted moneys of the State. A property tax, where authorized by the Oregon Constitution, may also be levied to pay some general obligation bonds, although the State has not levied such a tax to pay any bonds in many years.

There are 17 constitutionally authorized general obligation bond programs. Although each of these programs may draw on the State’s General Fund or other taxing authority, many of the programs are fully self- supporting from program or other revenue streams.

The following active general obligation bond programs are primarily supported by the State’s General Fund: Higher Education Facilities and Community College Bonds, Pollution Control Bonds, Alternate Energy Bonds, Oregon Opportunity Bonds, Seismic Rehabilitation Bonds for Public Education and Emergency Services Buildings, and a portion of the Pension Obligation Bonds and State Property Bonds. The following active general obligation bond programs are either partially or fully self-supporting: Veterans’ Welfare Bonds, Higher Education Facilities Bonds, Pollution Control Bonds, Water Resources Bonds, Elderly and Disabled Housing Bonds, Alternate Energy Bonds and a portion of the Pension Obligation Bonds and State Property Bonds. In addition to the active general obligation bond programs described above, the Oregon Constitution authorizes the State Treasurer to pledge the full faith and credit of the State to guarantee the general obligation bonds of Oregon’s common or union high school districts, education service districts or community college districts. The State guarantees outstanding school district bonds of approximately $3.2 billion under this program and has not issued any bonds under this authorization. The Oregon Constitution also authorizes the State to incur indebtedness to provide funds to school districts to finance capital costs of the district.

Tax Anticipation Notes

ORS 293.173 authorizes a short-term, full faith and credit, borrowing program for the State through the issuance of Tax Anticipation Notes (TANs). The State may borrow and issue notes in anticipation of the collection of State taxes and revenues to be received during a biennium. The notes typically mature within 13 months. They are not considered debt within the meaning of any Constitutional prohibition because they mature and are repaid within a biennium. If the State General Fund or other available revenues are insufficient to pay the TANs, the State Treasurer may use internal borrowing to make any required payment.

Appropriation Credits

The State also issues appropriation credits that are special limited obligations of the State payable solely from funds appropriated or otherwise made available by the Legislative Assembly. The obligation of the State to provide appropriated moneys and to pay those borrowings is subject to future appropriation by the Legislative Assembly for the fiscal period in which payments are due. The following appropriation credits are authorized under Oregon Law:

Certificates of Participation. Under Oregon law (ORS 283.085 to 283.092), the State is authorized to enter into financing agreements to finance real and personal property projects for State agencies using certificates of

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participation. Each certificate represents an interest in and right to receive a portion of loan payments made by the State to a trustee for the certificate holders. The State’s obligation to make the loan payments is subject to appropriation by the Legislative Assembly of the payment amounts each biennium. In some cases, the State’s repayment obligation is also secured by a pledge of certain projects financed by the certificates as collateral. Following voter approval of an amendment to the Oregon Constitution in 2010 that authorizes the State to issue general obligation bonds to finance real and personal property projects under Article XI-Q of the Oregon Constitution, the State expects to use Certificate of Participation authority on a more limited basis.

Direct Revenue Bonds

State revenue bond programs operate under statutory authority from the Legislative Assembly. Each program is fully self-supporting, and has no general obligation backing from the State. The Legislative Assembly, however, could provide a funding stream if program revenues were insufficient to support debt service payments. The Legislative Assembly normally limits revenue bonds to a specific dollar amount.

The following are active revenue bond programs authorized by the Legislative Assembly: State Highway User Tax Bonds, Lottery Revenue Bonds, Oregon Bond Bank Revenue Bonds, and Single- Family and Multifamily Revenue Bonds.

Conduit Revenue Bonds

The State has three authorized and active conduit or “pass-through” revenue bond programs consisting of the Oregon Facilities Authority, Industrial and Economic Development Revenue Bonds, and Housing Development Revenue Bonds. The Legislative Assembly has authorized these conduit revenue bond programs, and pursuant to that authority the State is the issuer of the bonds. The bonds are repaid only from revenues generated by the projects financed or from other sources available to a borrower. The State has no financial obligation for these bonds and bondholders have no recourse against the properties, funds or assets of the State.

LITIGATION

Members of the public and advocacy groups from time to time assert that they intend to file a legal action against the State challenging certain programs, laws or actions that the State or its officers or agencies have taken. Because the State cannot be certain as to whether such actions will actually be filed, the legal assertions that may be made in a potential action or the remedy sought in terms of the amount of damages or performance requested of the State, the State includes as threatened litigation only situations in which the State is engaged in active settlement negotiations with a person or advocacy group in order to pre-empt filing of a lawsuit. The State discloses only pending or threatened litigation which the State has determined may have a materially adverse impact on the State’s financial position in relation to the bonds offered for sale; for bonds issued in 2015, the current level of materiality involves litigation where the damages or performance sought has a reasonable probability of imposing liability of $50 million or more against the State’s General Fund.

Community Mental Health Investigation.

The State is engaged in discussions with the United States Department of Justice (“USDOJ”) concerning the State’s community mental health programs. The USDOJ is investigating whether the State’s programs comply with the federal Americans with Disabilities Act. In November 2012, the State and USDOJ entered into a four-year agreement, under which the State agreed to, among other things, share data and discuss system gaps and outcome measures that could be adopted by the State.  The State and USDOJ have completed year two of the four-year term.  Either party has the right to opt out of the agreement if it is dissatisfied with the process.  The State expects that if the USDOJ were to subsequently determine that there are violations of federal law, the USDOJ would issue written findings that specify the nature of any violations, and the State would then be in a better position to estimate the costs to remedy any asserted violations. It is possible that the costs of changes to the State’s community mental health programs could reach or exceed $50 million.

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Claims Against the State of Oregon Exceeding $50 Million

Suit related to Video LotterySM

A player of Video LotterySM poker has filed a lawsuit alleging that the Oregon State Lottery (the “Lottery”) misled players into believing they had the best chances of winning certain video poker games if they used an automatic feature that suggests which cards to hold.  The lawsuit was filed against the Lottery and several manufacturers of its game, purportedly on behalf of other individuals who played certain Video LotterySM poker games between 2008 and 2013.  The lawsuit alleges that the class suffered damages in an amount not less than $134 million.  The State believes that the assertions in the lawsuit are without merit and intends to defend the lawsuit vigorously.

Challenges to PERS Reforms

Several cases have been filed on behalf of PERS retirees and active employees challenging changes to PERS retirement benefits that were enacted by the Legislative Assembly in 2013.  .  SB 822, adopted in the 2013 Legislative Session, limits the amount of annual cost of living adjustments that may be received by retirees to 1.5 percent in 2013 and thereafter between 0.25 percent and 2 percent, depending on the amount of benefit received.  SB 822 also eliminated the Oregon income tax offset benefit for retirees residing outside of Oregon unless their PERS pension benefit payments are subject to Oregon income tax. SB 861, enacted in the 2013 Special Session, further limited cost of living increases beginning in 2014 to 1.25 percent on the first $60,000 of annual benefits and 0.15 percent on amounts above that $60,000.  Challenges to both SB 822 and SB 861 were filed directly with the Oregon Supreme Court.  The petitioners alleged that SB 822 and SB 861 constitute a breach of contract as well as an impairment of contract and a taking of property rights in violation of the Oregon and United States constitutions.  The court upheld the elimination of the Oregon income tax offset payment to out-of-state retirees whose benefit payments are not subject to Oregon income tax but held that the reduced COLA formula could only apply to benefits earned after the effective date of the legislation.  Under the court’s decision, the reduced COLA formula applies only to services rendered by PERS participants after the effective date of the legislation and not to benefits paid to current retirees based on prior service or to benefits to be paid to current or former employees that had been earned prior to the effective date of the legislation.  Consequently, most of the cost savings anticipated by the Legislative Assembly will not be realized.

Cover Oregon

In 2011, the State hired a private contractor, Oracle America, Inc. (“Oracle”), both to modernize its social services systems and develop a health insurance exchange website through which Oregonians would shop for and obtain the insurance coverage required in the federal Affordable Care Act.  In early 2013, the State transitioned the development of the health insurance exchange website to “Cover Oregon,” a statutorily-created public corporation charged with implementing and running the health insurance exchange as required under federal law.  On October 1, 2013, when the website was scheduled to be fully operational for the public, it did not work.  Despite further efforts, and the fact that the State and Cover Oregon paid more than $240,000,000 for Oracle products and services, the website was never able to be launched to the public.  On April 25, 2014, the Cover Oregon Board voted to move to the federal website for certain services.  In November 2014, Cover Oregon completed its transition to the federal website.  In addition, the State’s project to modernize its social services systems was also placed on hold in 2013.

As a result of the failure of the website to become fully functional, the State and Cover Oregon have sued Oracle in state court setting forth multiple claims for relief.  In addition, Oracle has sued Cover Oregon and the State in federal court claiming breach of contract and copyright violations, among other claims for relief.  Litigation is ongoing and it is possible that resolution of these matters may be a lengthy process.  If the State does not prevail in  this litigation, it is possible that money will be owed to Oracle, including at least $23 million that Oregon claims Cover Oregon has not paid.  Further, Oregon’s health exchange is the subject of a number of federal inquiries: the federal Government Accounting Office has indicated that it intends to investigate the development of health insurance exchanges by a number of states, including Oregon; several Congressional committees have issued document requests indicating they are investigating Oregon’s health exchange; and, the United States Grand Jury for the District of Oregon issued subpoenas to the State and Cover Oregon in connection with an investigation into the use of federal grant funds on the health exchange project.  It is possible that the federal government could determine that certain expenditures for Oregon’s health insurance exchange were improper.  If that occurs, it is possible the federal

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government may seek repayment from the State for any disallowed amounts, up to the full amount the federal government paid the State, approximately $300 million.  It is too early, however, to predict what the investigation will fund, if the federal government would take any action as a result of the investigation, or the nature of any action the federal government might take.

Foster Home Cases

Complaints have been filed against the State’s Department of Human Services, and a number of its employees, on behalf of at least 16 children who were placed in the foster home of James Mooney and his wife between 2007 and 2011.  The children were generally medically fragile or had other special needs.  Mr. Mooney was the subject of a State investigation and admitted that he sexually abused children placed in the care of him and his wife between 2007 and 2011.  The plaintiffs have filed an action in federal court based on alleged violations of federal civil rights and other laws.  The plaintiffs have also filed actions in the State Circuit Court that may be stayed while the plaintiffs pursue their action in federal court.  Plaintiffs seek awards for damages based on abuse of a vulnerable person that may be trebled to as much as $77 million, as well as additional economic and noneconomic damages and an award of attorney fees and costs.  The parties are in the midst of discovery.  However, the case has yet to reach the briefing stage that could provide the State with a basis on which to evaluate the likelihood of the success of the plaintiffs’ claims and whether the amount of damages that may ultimately be awarded in the cases could exceed $50 million.  It is likely, however, that if the plaintiffs prevail, any damages awarded by the court would be paid from the State’s Insurance Fund (a self-insurance fund), rather than through an appropriation from the General Fund.

Tobacco Cases

The State and Philip Morris, Inc. (“Philip Morris”), together with a number of other states and U.S. territories (the “Settling States”) and tobacco manufacturers, are parties to a Master Settlement Agreement (the “MSA”). Under the terms of the MSA, the State expects to receive periodic payments from the tobacco manufacturers that will total approximately $2 billion between the settlement date and the year 2025. Separate tort actions were filed in the State circuit court against Philip Morris on behalf of two decedents claiming their deaths from tobacco-related causes were due to the actions of Philip Morris.  The plaintiffs prevailed in the trial court.  The estate of Williams was awarded approximately $80 million in punitive damages. The estate of Schwarz was awarded approximately $100 million in punitive damages.

Under the statute in effect when the judgments were entered, the Oregon Department of Justice was entitled to 60 percent of all punitive damages awards. Philip Morris appealed the punitive damages awards in both cases to the Oregon appellate courts and the United States Supreme Court. The appellate courts upheld the awards through several appeals. Philip Morris paid the Williams judgment in February 2012, and has not sought an offset against MSA payments that have come due since then, nor has it indicated it intends to seek such an offset in the future.  The amount of damages in the Schwarz case was reconsidered in the trial court and reduced to $25 million.  Philip Morris then appealed the reduced judgment to the Oregon Court of Appeals.  Oral argument was held on September 9, 2014.  The State is awaiting a decision from the Court of Appeals.

Non-participating Manufacturer Claims

The MSA contains a number of payment adjustment mechanisms. The non-participating manufacturers’ adjustment (“NPM Adjustment”) reduces the annual payments required of the manufacturers participating in the MSA (“Participating Manufacturers” or “PMs”) when the following three conditions are met: (1) loss of market share by the PMs, (2) a finding by economic consultants that the MSA was a significant factor in the PMs’ market share loss, and (3) a finding that the Settling State in question did not enact or diligently enforce model escrow legislation required by the MSA.

To date, the first two conditions have occurred for payment years beginning in 2003. As a result, the PMs have paid part of their annual payments into a disputed payment account. Between 2006 and 2014, Oregon has received approximately 8 to 15 percent less in each year than its anticipated payment of approximately $75 million to $90 million. It is possible that the PMs will withhold more from the State’s payments in the future.

Oregon participated in a nationwide arbitration regarding whether the State “diligently enforced” its model escrow legislation during calendar year 2003.  In September 2013, the arbitration panel ruled that Oregon had satisfied

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its diligent enforcement obligation and is entitled to its entire payment for 2003.  Oregon received the remainder of its 2003 payment in April 2014.  The State anticipates that it will now have to arbitrate with the PMs regarding whether it “diligently enforced” its model escrow litigation during the calendar year 2004.  The State is just beginning this process and an arbitration panel is not yet in place. If the arbitration panel determines that the State did not diligently enforce its model escrow statutes during 2004, the full amount of the yearly payment at issue could be deducted by the PMs from the next annual payment that the State is scheduled to receive.

Potential Superfund Site Liability

Two State agencies are involved in a confidential, non-judicial mediation process that will result in an allocation of costs associated with the investigation and cleanup of sediment contamination in the Portland Harbor, a 10-mile stretch of the lower Willamette River area that the U.S. Environmental Protection Agency (the “EPA”) has listed as a Superfund site under the federal Superfund law (“CERCLA”). Over 200 parties, private companies and public entities, may eventually be found liable for a share of the costs related to investigation and clean-up of the Portland Harbor Superfund Site.

The Oregon Department of Transportation (“ODOT”) and the Oregon Department of State Lands (“DSL”) have received General Notice Letters from the EPA informing them that the State, by and through those agencies, is a potentially responsible party (“PRP”) under CERCLA for cleanup costs at the site. The EPA’s letter to ODOT asserts that ODOT may incur CERCLA liability for releasing hazardous substances in stormwater draining into the Portland Harbor from ODOT-owned highways and bridges.  As to DSL, the EPA letter charges that the State, through DSL and the State Land Board, is a PRP because of releases of hazardous substances by third-parties on submerged and submersible leased lands owned by the State and administered by DSL.

It is too early in the EPA’s remedial action process to estimate the total amount of cleanup costs that will be shared by liable parties; however, the potential amount of cleanup costs is discussed in a draft Feasibility Study delivered to EPA on March 30, 2012. The draft Feasibility Study outlines eleven alternative options for cleaning up the Portland Harbor Superfund Site with a range of costs from $269 million to $1.8 billion depending on which alternative is adopted by EPA. In addition, it is too early to estimate the proportionate share of liability for cleanup costs, if any, that may ultimately be assessed against either of the State agencies involved in the allocation process. When the mediation will end is not known, but it may be as late as 2019.

The Portland Harbor Superfund will also involve a separate allocation of liability for injuries to natural resources caused by contamination at the site, which is an additional type of recovery under the Superfund law known as natural resource damages (“NRD”). This NRD claim is asserted against all PRPs, including ODOT and DSL, by the Portland Harbor natural resource trustees, a group composed of five tribes, two federal agencies and the State, acting through its trustee, the Oregon Department of Fish and Wildlife. The trustees have initiated a cooperative injury assessment process funded by thirty parties including the State.  The NRD process will result in an allocation of liability at the same time as the allocation of liability for remedial costs, although parties may alternatively elect to seek an earlier settlement with the trustees. It is too early to evaluate what, if any, share of liability either ODOT or DSL may ultimately bear for this NRD claim.

The State is pursuing its claims for insurance coverage of its Portland Harbor defense costs and any future liabilities for cleanup costs and natural resource damages.  These claims are based on insurance policies the state held from 1968 to 1972, and policies that listed DSL as an additional insured.  The subject insurance carriers have agreed to participate in funding the State’s defense in Portland Harbor proceedings, but have reserved their rights to deny liability coverage.  The State plans to pursue its rights to indemnity coverage under these policies.

Multistate Tax Compact

A case is pending in the Oregon Tax Court that challenges the State's departure from provisions in the Multistate Tax Compact ("MTC") when apportioning income attributable to corporations operating in more than one state. Under the MTC, most taxpayers that have business income both within and outside of a member state may elect to apportion their income for state income tax purposes using an equally weighted three-factor formula rather than the apportionment formula otherwise provided in state law. The MTC formula apportions income to the state based on the percentage of the taxpayer’s in-state payroll, property and sales to the corporation's overall payroll, property and sales. Many states, including Oregon, have diverged from equally weighting the three factors in determining the

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amount of business income apportioned to the particular state for state income tax purposes. Oregon began double-weighting the sales factor in 1991, and currently, the State uses only the sales factor (the percentage of sales in Oregon compared with sales everywhere) and does not use the other two factors to apportion corporate business income. The taxpayer in Health Net, Inc. v. Dept. of Revenue asserts that the MTC is a binding contractual arrangement that cannot be unilaterally changed by a participating state. Therefore, the taxpayer argues, the State must apportion multi-state corporate income based on the formula in the MTC if the taxpayer so elects. The amount at issue in Health Net is approximately $350,000. If the taxpayer prevails, however, and a court determines that the State must use the MTC formula, other corporations may seek refunds based on the same theory and the State may collect less corporate income tax in the future. The State has insufficient data to accurately predict the amounts it could be required to refund or the overall impact on future revenues. Those amounts would depend on the circumstances of individual corporations that may, or may not, seek refunds and actions the Legislative Assembly may take in response to an adverse ruling. Preliminary estimates, however, indicate that potential maximum refund liability and reductions in corporate income tax revenues, without any legislative action, would exceed the materiality threshold stated above of $50 million. The State anticipates that the Oregon Tax Court's ruling will be appealed to the Oregon Supreme Court by the State or the taxpayer. Similar litigation is pending in the California and Michigan Supreme Courts.  In 2013, the State withdrew from the MTC and then re-enacted the MTC without the apportionment election provisions. This legislative action was intended to cut off the future effects of an adverse decision in Health Net.  Taxpayers in certain other states that adopted the MTC have made claims similar to those raised in Health Net.  Decisions in the courts of other states, however, are not binding on the Oregon courts.

Pro Se Cases

There are also several pro se cases pending against the State in which plaintiffs representing themselves are suing the State for many millions of dollars. The possibility of the State having to pay anything in any of these cases is negligible.

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THE CASCADES TRUST
PART C:  OTHER INFORMATION

ITEM 28. Exhibits

(a)	Supplemental Declaration of Trust Amending and Restating the Declaration of Trust (ii)

(b)	By-laws (xiii)

(c)	See Supplemental Declaration of Trust Amending and Restating the Declaration of Trust and By-laws filed under Items 28(a) and 28(b)

(d) (i)	Advisory and Administration Agreement (xvi)

(ii)	Sub-Advisory Agreement (xvii)

(iii)	Investment Advisory Fee Waiver Agreement (xxii)

(e) (i)	Distribution Agreement (vi)

(ii)	Sales Agreement for Brokerage Firms for Tax-Free Trust of Oregon Portfolio (iii)

(iii)	Sales Agreement for Financial Institutions for Tax-Free Trust of Oregon Portfolio (iii)

(iv)	Sales Agreement for Investment Advisers for Tax-Free Trust of Oregon Portfolio (iii)

(v)	Shareholder Services Agreement (viii)

(vi)	Anti-Money Laundering Amendment to Distribution Agreement (ix)

(f)	Not applicable

(g)	Custody Agreement for Tax-Free Trust of Oregon Portfolio (i)

(h) (i)	Transfer Agency Agreement for Tax-Free Trust of Oregon Portfolio (iv)

(ii)	Anti-Money Laundering Amendment to Transfer Agency Agreement (x)

(iii)	Customer Identification Services Amendment to Transfer Agency Agreement (x)

(i)	Opinion of Trust’s Counsel (xiv)

(j)	Consent of Independent Registered Public Accounting Firm (xxii)

(k)	Not Applicable

(l)	Not Applicable

(m)(i)	Distribution Plan (iv)

(ii)	Shareholder Services Plan (iv)

(n)	Plan Pursuant to Rule 18f-3 (xvii)

(o)	Reserved

	(p)	Codes of Ethics

	(i)	The Trust (xviii)
	(ii)	The Manager and The Distributor (xvii)
	(iii)	The Sub-Adviser (xviii)

N/A		Powers of Attorney (xviii) (xxii)

(i)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 17 dated January 31, 1996 and incorporated herein by reference.

(ii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 18 dated April 3, 1996 and incorporated herein by reference.

(iii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 19 dated January 24, 1997, and incorporated herein by reference.

(iv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 20 dated December 1, 1997, and incorporated herein by reference.

(v)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 23 filed January 28, 1999 and incorporated herein by reference.

(vi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 24 dated January 28, 2000 and incorporated herein by reference.

(vii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 25 dated January 31, 2001 and incorporated herein by reference.

(viii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 26 dated January 23, 2002 and incorporated herein by reference.

(ix)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 27 dated January 29, 2003 and incorporated herein by reference.

(x)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 28 dated January 29, 2004 and incorporated herein by reference.

(xi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 29 dated January 29, 2005 and incorporated herein by reference.

(xii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 30 dated January 30, 2006 and incorporated herein by reference.

(xiii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 31 dated January 30, 2007 and incorporated herein by reference.

(xiv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 32 dated January 30, 2008 and incorporated herein by reference.

(xv)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 33 dated January 29, 2009 and incorporated herein by reference.

(xvi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 35 dated January 29, 2010 and incorporated herein by reference.

(xvii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 37 dated January 28, 2011 and incorporated herein by reference.

(xviii)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 38 dated January 27, 2012 and incorporated herein by reference.

(xix)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 40 dated January 24, 2013 and incorporated herein by reference.

(xx)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 42 dated July 25, 2013 and incorporated herein by reference.

(xxi)	Filed as an exhibit to Registrant's Post-Effective Amendment No. 44 dated July 24, 2014 and incorporated herein by reference.

(xxii)	Filed herewith.

ITEM 29. Persons Controlled By Or Under Common Control With Registrant

None

ITEM 30. Indemnification

Subdivision (c) of Section 12 of Article SEVENTH of Registrant's Amended and Restated Declaration of Trust, filed as Exhibit 1 to Registrant's Post Effective Amendment No. 18 dated April 3, 1996 is incorporated herein by reference.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to Trustees, officers, and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in that Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer, or controlling person of Registrant in the successful defense of any action, suit, or proceeding) is asserted by such Trustee, officer, or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question of whether such indemnification by it is against public policy as expressed in the Act and will be governed by the final adjudication of such issue.

ITEM 31. Business and Other Connections of Investment Adviser and Sub-Adviser

The business and other connections of Aquila Investment Management LLC, the Trust's Investment Adviser and Manager is set forth in the prospectus (Part A).  For information as to the business, profession, vocation, or employment of a substantial nature of its Directors and officers, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

The Sub-Adviser, Davidson Fixed Income Management, Inc., doing business as Kirkpatrick Pettis Capital Management, is an independent registered investment adviser.  The Sub-Adviser provides a wide range of fixed-income investment management services for organizations including non-profit entities, higher education institutions, state governments, school districts, and all levels of local government.  The Sub-Adviser and its predecessor companies have served as investment sub-adviser to Tax-Free Fund of Colorado since 1992. The Sub-Adviser has approximately $4.3 billion in assets under management. It has a local office at 2 Centerpointe Drive, Lake Oswego, OR 97035 and is a wholly-owned subsidiary of Davidson Companies, based at 8 Third Street North, Great Falls, Montana.  For information as to the business, profession, vocation, or employment of a substantial nature of the directors and officers of Davidson Companies, reference is made to the Form ADV filed by it under the Investment Advisers Act of 1940.

ITEM 32. Principal Underwriters

(a)  Aquila Distributors, Inc. serves as principal underwriter to the following Funds, including the Registrant: Aquila Churchill Tax-Free Fund of Kentucky, Hawaiian Tax-Free Trust, Aquila Narragansett Tax-Free Income Fund, Aquila Tax-Free Fund For Utah, Aquila Tax-Free Fund of Colorado, Aquila Tax-Free Trust of Arizona, Aquila Three Peaks Opportunity Growth Fund, Aquila Three Peaks High Income Fund and Aquila Tax-Free Trust of Oregon.

(b)  For information about the directors and officers of Aquila Distributors, Inc., reference is made to the Form BD filed by it under the Securities Exchange Act of 1934.

(c)  Not applicable.

ITEM 33. Location of Accounts and Records

All such accounts, books, and other documents are maintained by the Manager, the Sub-Adviser the custodian, and the transfer agent, whose addresses appear in or on the back cover pages of the Prospectus and the Statement of Additional Information.

ITEM 34. Management Services

Not applicable.

ITEM 35. Undertakings

Not applicable.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933 and the Investment Company Act of 1940, the Registrant certifies that it meets all the requirements for effectiveness of this Post-Effective Amendment to its Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933, and has caused this Post-Effective Amendment to its Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York and State of New York, on the 23rd day of July, 2015.

THE CASCADES TRUST
(Registrant)

By: /s/ Diana P. Herrmann
Diana P. Herrmann, President

Pursuant to the requirements of the Securities Act of 1933, this Post-Effective Amendment to the Registration Statement has been signed below by the following persons in the capacities indicated below on July 23, 2015.

SIGNATURE	TITLE

/s/ Diana P. Herrmann
Diana P. Herrmann	Vice Chair, President and Trustee

/s/ Gary C. Cornia*
Gary C. Cornia	Trustee

/s/ James A. Gardner *
James A. Gardner	Chair of the Board of Trustees

/s/ Henry H. Hewitt *
Henry H. Hewitt	Trustee

/s/ Edmund P. Jensen *
Edmund P. Jensen	Trustee

/s/ John W. Mitchell*
John W. Mitchell.	Trustee

/s/ Patricia L. Moss*
Patricia L. Moss.	Trustee

/s/ Ralph R. Shaw *
Ralph R. Shaw	Trustee

/s/ Nancy Wilgenbusch *
Nancy Wilgenbusch	Trustee

/s/ Joseph P. DiMaggio
Joseph P. DiMaggio	Chief Financial Officer and Treasurer

* By:            /s/ Diana P. Herrmann
  Diana P. Herrmann
*Attorney-in-Fact, pursuant to Power of Attorney

THE CASCADES TRUST
Exhibit List

(d) (iii)	Investment Advisory Fee Waiver Agreement

(j)	Consent of Independent Registered Public Accounting Firm

(N/A)	Powers of Attorney